UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02361

Voya Intermediate Bond Portfolio

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2019
Classes ADV, I, R6, S, S2 and T
Voya Variable Product Funds
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Voya Balanced Portfolio

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Voya Global Equity Portfolio

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Voya Government Money Market Portfolio

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Voya Growth and Income Portfolio

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Voya Intermediate Bond Portfolio

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Voya Small Company Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Portfolios’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180. Voya Government Money Market Portfolio does not file on Form N-PORT.
The Voya Government Money Market Portfolio files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Portfolio’s Form N-MFP is available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New season, last year’s plot
Dear Shareholder,
The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.
So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.
Still, we believe that turbulence seems to be the world’s modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.
With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 21, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.
A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)
Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.
On perceived slowing global growth, there was still plenty to worry about.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.
Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.
China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.
In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.
And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.
In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.
U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.
In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.
In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan’s purchases of exchange-traded funds, but pressured by Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index*	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index**	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

**
Total return and gross index returns are presented. Index returns include the reinvestment of dividends and distributions. Gross index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

Voya Balanced Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)

Common Stock	48.5%
Exchange-Traded Funds	17.1%
Mutual Funds	14.8%
Corporate Bonds/Notes	4.7%
Collateralized Mortgage Obligations	4.1%
U.S. Government Agency Obligations	1.9%
Asset-Backed Securities	1.8%
Commercial Mortgage-Backed Securities	1.6%
U.S. Treasury Obligations	1.2%
Sovereign Bonds	0.1%
Rights	0.0%
Assets in Excess of Other Liabilities*	4.2%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio uses an asset allocation strategy (“Strategic Asset Allocation”) to invest in a diversified portfolio of various asset classes and investment strategies. The Portfolio is managed by Christopher F. Corapi, Paul Zemsky, CFA, Barbara Reinhard, CFA, and Matthew Toms, CFA Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 19.11% compared to the S&P Target Risk® Growth Index Total Return, Bloomberg Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned 19.20%, 8.72%, 22.01% and 31.02%, respectively, for the same period.
Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Target Asset Allocations to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2019.
The Portfolio started 2019 with overweight positions in domestic large blend, long government bonds and short duration bonds. These were funded by underweight exposures to domestic mid cap, international equities, real estate investment trusts (“REITs”), core U.S. fixed income and high yield bonds.
Three trades were placed in January. In early January, the Portfolio initiated an underweight to senior loans, lowering overall credit exposure and realizing gains earned from the solid recovery in the loan market post-December selloff. In addition, with the U.S. Federal Reserve Board (“Fed”) having moved closer to concluding its tightening cycle, the need for a floating rate component was minimized. Proceeds from the sale were moved into short-term bonds. In mid-January, the Portfolio reduced equity exposure by selling international developed equities for short-term bonds following a meaningful bounce off the December lows. At the end of January, the Portfolio unwound a portion of its underweight to REITs, funded by selling domestic large cap equities.
In early February, we shortened duration, i.e., reduced the Portfolio’s exposure to interest-rate risk, by swapping long-term U.S. Treasuries for core fixed income. The trade was primarily the result of our 10-year bond fair value model signaling over-valuation and a slightly more
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Vanguard Value ETF	5.0%
iShares Core S&P 500 ETF	4.0%
iShares Core MSCI Emerging Markets ETF	4.0%
Voya High Yield Bond Fund - Class P	4.0%
Voya Floating Rate Fund - Class P	3.0%
Voya Strategic Income Opportunities Fund - Class P	3.0%
Voya Small Company Fund - Class R6	2.5%
Voya Short Term Bond Fund - Class R6	2.0%
Schwab U.S. TIPS ETF	2.0%
Microsoft Corp.	1.5%
Portfolio holdings are subject to change daily.
optimistic economic growth outlook, albeit still declining toward trend. At the end of March, the Portfolio’s allocation to commodities was tactically eliminated; the risk profile of commodities has become increasingly leveraged to emerging markets giving them less of a diversifying property than in the past. Proceeds from the sale were used to purchase domestic large cap equities.
At the end of April, we concluded our annual strategic asset allocation review and made adjustments to the Portfolio’s strategic asset allocation targets to reflect revised long-term capital market expectations for a range of asset classes. The most notable changes included increased allocations to U.S. large cap equity and Treasury inflation protected securities, funded by decreased allocations to U.S. mid cap, developed international and emerging market equities, core fixed income and senior loans. During the review, we also removed commodities as a strategic asset class.
At the end of May, the Portfolio purchased long-maturity Treasury bonds, funded by selling intermediate-maturity bonds. At the time, potential trade war impacts combined with recent weakness in U.S. capital investment and retail sales data, were suggesting a lower trajectory for economic growth. This position was reversed in June as fears of a slowdown abated.
In early August, the Portfolio reduced allocation to emerging markets equities in favor of domestic large cap equities. At the time of the trade, Fed monetary policy indicated a less supportive stance than expected, supporting a stronger U.S. dollar — historically, a headwind against emerging market equities. In the middle of August, the Portfolio reduced overall equity exposure by selling domestic large cap in favor of core U.S. fixed income, reflective of expectations for soft industrial data and lack of support from sentiment measures. This trade was unwound at the beginning of September after having reached its stop-loss range.

Portfolio Managers’ Report	Voya Balanced Portfolio

In September, the Portfolio increased its exposure to domestic small cap equity, after being underweight to the asset class over the course of two years. At the time of the trade, underperformance of small cap equities had reached historical extremes and valuations had become attractive, indicating potential for a performance reversal. In addition, we thought lower interest rates driven by Fed policy would be supportive of economic growth, which the share prices of small cap stocks track closely. The final trade in the third quarter extended duration across the suite as a defensive measure in a volatile market punctuated by oil shocks.
Three trades were enacted across the Portfolio in October. The first trade reduced the existing duration underweight through the purchase of long government bonds funded by intermediate bonds. This positioning reflected our belief that U.S. employment would likely weaken from its then-current pace, leading to continued easing by the Fed. The second and third trades of the month sought to diversify the Portfolio’s existing equity overweight, rotating a portion from domestic into both developed international and emerging market equities. At the time of the trades, recent foreign manufacturing data, such as global purchasing managers’ indexes (PMIs), supported the idea that the global economy had stopped slumping and was stabilizing.
Overall, tactical asset allocation moves, relative to our strategic asset allocation, had a negative impact on results.
Underlying sleeves detracted from performance during the year. Underperformers relative to their respective benchmarks included large cap equities, mid cap equities and international equities. The core fixed income and high yield bond sleeves outperformed their respective benchmarks.
The Portfolio may invest in derivative instruments for different purposes, including to seek to enhance returns, to earn income or as a substitute for a position in an underlying asset class. During the reporting period, the Portfolio utilized futures to implement certain tactical positions, seeking to avoid significant manager disruption and provide the Portfolio with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions. Overall, tactical positions detracted from performance for the year.
Current Strategy and Outlook: After several months of easing in monetary policy from global central banks, the effects are beginning to trickle through to the real economy: the manufacturing sector is showing signs of life, while consumer demand remains strong. We believe relaxed financial conditions and a robust labor market are likely to keep the marginal improvement trend in place. We view the likelihood of a U.S. recession over the next 12 months as low. We believe that central banks appear willing to provide sufficient liquidity to prolong the cycle, inflation is tame and there are no materially worrisome signs of financial excess.
What’s more, in our opinion, the probability of an exogenous shock has declined as U.S. and Chinese officials appear to be making progress on trade. Assuring us of this opinion are strong non-farm payrolls, contained high yield spreads and decent consumer confidence, which is corroborated by strong auto sales. Furthermore, although we have discounted the yield curve as a leading indicator of recession given the distortions arising from unconventional central bank asset buying and negative term premiums, the areas of the curve most closely correlated with future recessions have reverted to a more normal shape.
As a result, the Portfolio was neutral to stocks. Third quarter U.S. corporate earnings reports are coming in better than expected, as 75% of S&P 500® Index companies have reported positive earnings per share surprises and 60% have beaten revenue estimates. With profit margins for U.S. large cap companies well above their long-term average, further gains in S&P 500® Index stocks will most likely need to come from revenue growth or earnings multiple expansion. We are reticent to rely much on top-line growth, given the lackluster, albeit improving, economic backdrop; yet we see scope for further tightening of the equity risk premium and higher valuations.
That said, we believe that the relative advantage U.S. large caps have held over smaller cap and foreign stocks is lessening. Multiple financial indicators suggest economic activity is gaining momentum, such as a move-up in global PMIs, strong performance from global semiconductor stocks and high copper prices. Following a long bout of underperformance, non-U.S. stocks are under-owned and in our opinion, relatively cheap.

*
Effective June 1, 2019, Christopher F. Corapi retired and was removed as a portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class I	19.11%	6.14%	7.89%
Class S	18.80%	5.87%	7.62%
S&P Target Risk® Growth Index Total Return	19.20%	6.63%	7.87%
S&P Target Risk® Growth Index Gross	19.50%	6.90%	8.14%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%
MSCI EAFE® Index	22.01%	5.67%	5.50%
Russell 3000® Index	31.02%	11.24%	13.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
Effective May 1, 2019, the Adviser changed the primary benchmark from the S&P Target Risk® Growth Index Gross (“Gross Index”) to the S&P Target Risk® Growth Index Total Return as the Adviser believes it more accurately reflects the investment experience of an investor in the benchmark’s components. Index returns include the reinvestment of dividends and distributions. Gross Index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

Portfolio Managers’ Report	Voya Global Equity Portfolio

Geographic Diversification as of December 31, 2019 (as a percentage of net assets)

United States	60.9%
Japan	8.9%
Canada	4.4%
United Kingdom	4.3%
Australia	3.3%
Netherlands	3.2%
Switzerland	2.8%
Spain	2.2%
France	1.9%
Denmark	1.2%
Countries between 0.1% – 1.1%^	6.4%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 12 countries, which each represents 0.1% – 1.1% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Portfolio* (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Steve Wetter, Kai Yee Wong, Peg DiOrio, CFA, and Vincent Costa, CFA, Portfolio Managers** of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 21.41% compared to the MSCI World IndexSM (“MSCI World”), which returned 27.67%.
Portfolio Specifics: For the reporting period, the Portfolio underperformed its benchmark, the MSCI World. In terms of the Portfolio’s performance, low beta was a significant headwind, dividend yield was neutral, and the stock ranking model underperformed. Additionally, the Portfolio exposures to stock specific risk negatively impacted relative performance. On the regional level, stock selection was weakest within North America. On the sector level, Portfolio holdings within the energy and materials sectors had the largest positive impact on performance. On the individual stock level, overweight positions in Total System Services, Inc., Tyson Foods, Inc. Class A, and Persimmon Plc were among the key contributors for the period. By contrast, stock selection within the industrials and information technology sectors had the largest negative impact on returns. Key detractors for the period include an underweight position in Apple Inc., not owning
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Microsoft Corp.	3.2%
Johnson & Johnson	1.4%
Roche Holding AG	1.2%
AT&T, Inc.	1.1%
Merck & Co., Inc.	1.1%
Procter & Gamble Co.	1.1%
Royal Dutch Shell PLC - Class A	1.0%
Pfizer, Inc.	1.0%
Cisco Systems, Inc.	1.0%
PepsiCo, Inc.	1.0%
Portfolio holdings are subject to change daily.
benchmark holding Facebook, Inc. Class A, and an overweight position in Japan Airlines Co., Ltd.
Current Strategy and Outlook: This is an actively managed global quantitative equity strategy seeks to to generate higher dividend income and total returns, with lower volatility and better downside capture, than the MSCI World. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each region-sector. The managers then seek to optimize the Portfolio’s potential to achieve its dividend, alpha, and volatility objectives.

*
On January 24, 2020, the Board of Directors approved a name change for the Portfolio. Effective May 1, 2020, the Portfolio will be known as “Voya Global High Dividend Low Volatility Portfolio”.

**
Effective February 28, 2019, Peg DiOrio was added as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Global Equity Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Classes S2 and T March 5, 2015
Class ADV	21.06%	6.75%	6.71%	—
Class I(1)	21.68%	7.29%	7.09%	—
Class S	21.41%	7.04%	6.97%	—
Class S2	21.26%	—	—	6.13%
Class T	21.05%	—	—	5.95%
MSCI World IndexSM	27.67%	8.74%	9.47%	8.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class I incepted on March 5, 2015. The Class I shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Government Money Market Portfolio

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)

U.S. Treasury Repurchase Agreement	44.8%
U.S. Government Agency Debt	33.2%
U.S. Treasury Debt	14.2%
Investment Companies	7.7%
Assets in Excess of Other Liabilities	0.1%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Portfolio* (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of  $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 1.96% compared to the iMoneyNet Government Institutional Index, which returned 1.90% for the same period.
Portfolio Specifics: During the year ended December 31, 2019, U.S. economic growth slowed with quarterly GDP dropping from 3.1% in the first quarter to 2.0% in the second quarter and stabilizing at 2.1% in the third and fourth quarters. U.S. inflation continued to disappoint while longer-term inflation expectations moderated below the U.S. Federal Reserve Board’s (“Fed”) 2% target. The U.S. labor market continued its gradual tightening during the period with unemployment dropping from 3.9% at the end of 2017 to 3.5% at the end of 2019. Wage pressures and wage inflation have not materialized despite the tight labor market, which should give the Fed some concern. The Fed cut short-term interest rates by 0.25% at each of its July, September and October policy meetings, in response to the increased risk from the trade dispute with China, slowing global economic growth and low U.S. inflation. Short-term government money market rates declined during the period in line with the Fed’s short-term rate cuts. The Fed is expected to hold rates steady in 2020 based on its projections from the December meeting. The market continues to expect at least one additional cut in 2020, based on short-term money market rates.
The Portfolio maintained a shorter than normal weighted average maturity (“WAM”) during the majority of the period as the market was pricing in a more dovish Fed monetary policy than what we expected. Market yields were fully pricing in the rate cuts prior to the rate moves, which limited the potential to pick up additional yield by extending maturities. The Portfolio maintained an exposure to floating rate money market securities shifting out of floaters tied to three-month LIBOR and into floaters tied to either one-month LIBOR or floaters tied to one-day SOFR as the three-month LIBOR rate reflected overly optimistic expectations for future rate cuts in our opinion. The Portfolio took advantage of the cheapness of new issue T-bills from time to time, which allowed the Portfolio to capture some capital gains over and above the yield on those securities, and to add incremental total return.
Outlook and Current Strategy: Looking ahead we expect that the U.S. economy will stabilize near its current level, reflecting slower but still positive growth compared to 2018 and early 2019. We believe the bar remains high for the Fed to cut rates in 2020 despite the market expecting it to cut rates further. Completion of the Phase One trade deal with China reduces the need for additional insurance against the risks to global economic growth from China trade-related tariffs. In terms of the Portfolio, we plan to maintain ample daily and weekly liquidity, while looking for opportunities to extend our WAM if or when the market starts to price in higher yields in anticipation that the Fed is at or near the end of its current rate-cutting cycle. We will otherwise maintain a shorter WAM, an exposure to floating rate securities and look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.

*
Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Information Technology	22.9%
Health Care	14.6%
Financials	13.2%
Communication Services	10.7%
Industrials	8.9%
Consumer Staples	8.3%
Consumer Discretionary	8.1%
Energy	4.3%
Utilities	3.2%
Real Estate	2.7%
Materials	2.6%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, and James Dorment, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 28.88% compared to the S&P 500® Index, which returned 31.49% for the same period.
Portfolio Specifics: For the year ended December 31, 2019, the Portfolio underperformed the S&P 500® Index, due to weak security selection. On the sector level, stock selection within the healthcare and financial sectors had the largest negative impact on relative performance. Key detractors included a position in non-benchmark stock Royal Dutch Shell Plc., an underweight position in UnitedHealth Group Inc., and not owning benchmark stock Facebook Inc.
By contrast, stock selection within the consumer staples and materials sectors had the largest positive impact on
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Microsoft Corp.	7.1%
Alphabet, Inc. - Class A	4.5%
Apple, Inc.	4.4%
Johnson & Johnson	3.1%
JPMorgan Chase & Co.	2.8%
Adobe, Inc.	2.6%
AT&T, Inc.	2.3%
Walt Disney Co.	2.2%
Philip Morris International, Inc.	2.1%
Analog Devices, Inc.	2.1%
Portfolio holdings are subject to change daily.
performance. At the individual stock level, key contributors were overweight positions in Microsoft Corporation and Air Products and Chemicals, Inc., and not owning benchmark holding Berkshire Hathaway Inc. Class B.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio has sought to provide.

*
Effective June 1, 2019, Christopher F. Corapi retired and was removed as a portfolio manager for the Portfolio. Effective August 1, 2019, Kristy Finnegan was removed as portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	28.29%	9.41%	11.31%
Class I	28.88%	9.90%	11.82%
Class S	28.55%	9.63%	11.54%
Class S2	28.33%	9.47%	11.27%
S&P 500® Index	31.49%	11.70%	13.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)

Corporate Bonds/Notes	23.8%
Collateralized Mortgage Obligations	19.1%
U.S. Government Agency Obligations	19.0%
Mutual Funds	18.5%
Asset-Backed Securities	8.5%
Commercial Mortgage-Backed Securities	7.9%
U.S. Treasury Obligations	2.6%
Sovereign Bonds	0.1%
Convertible Bonds/Notes	0.1%
Municipal Bonds	0.1%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by David Goodson, Randall Parrish, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 9.85% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72% for the same period.
Portfolio Specifics: The Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, due primarily to sector allocations, while security selection was positive and duration/yield curve positioning that was defensive earlier in the year, detracted from performance.
Fixed income markets witnessed an about face, as the U.S. Federal Reserve Board pivoted from raising rates late in 2018 to the first of three rate cuts in July. Elevated tensions between the U.S. and China drove concerns on the risk of recession in the U.S. which saw the 10-year treasury yield go below 1.5% in the summer months. Economic data in the fourth quarter alleviated those fears and the 10-year treasury yield ended the period at 1.92%. Non-government sectors outperformed over the period, supported by an accommodative central bank and steady demand for higher yielding sectors as the global economy posted positive growth.
Sector allocation which included overweights to spread sectors and underweights to U.S. Treasuries was the primary driver of outperformance for the year. Corporate allocations were the largest contributor, as the Portfolio capitalized on
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Voya Investment Grade Credit Fund - Class P	4.5%
Voya Emerging Markets Hard Currency Debt Fund - Class P	3.8%
Voya Securitized Credit Fund - Class P	3.3%
Voya Emerging Markets Corporate Debt Fund - Class P	2.6%
Uniform Mortgage-Backed Securities, 3.000%, 01/01/50	2.0%
Voya High Yield Bond Fund - Class P	1.9%
Voya Emerging Markets Local Currency Debt Fund - Class P	1.7%
United States Treasury Inflation Indexed Bonds, 0.250%, 07/15/29	1.4%
Uniform Mortgage-Backed Securities, 3.500%, 08/01/46	0.9%
Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/41	0.9%
Portfolio holdings are subject to change daily.
weakness in IG Corporates early in the year and benefited throughout 2019. Also, our overweight to emerging markets outperformed and contributed to results. Meanwhile, securitized sector allocations delivered mixed results. Positive contributions from Non-Agency residential mortgage-backed securities (“RMBS”) were offset by detractions from asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) allocations. ABS sectors trailed given the lower beta characteristics of the sector.
Security selection also contributed. Security selection across securitized added the most. Allocations to collateralized mortgage obligations (“CMOs”) within Agency RMBS, investments in more credit sensitive non-agency CMBS deals and investments in higher-yielding collateralized loan obligations (“CLOs”) within ABS all contributed to performance. Meanwhile, our more defensive security selection with the IG Corporate sector also contributed to performance.
Duration / yield curve positioning modestly detracted from performance. Defensive strategies implemented in the first quarter detracted from performance as rates declined. Duration has since been in line with the benchmark since the middle of the second quarter and for the balance of the trailing 12-month period, while we have tactically implemented a curve steepening strategy in the late part of the third quarter that was a modest contributor and we closed out 2019 with a bias towards curve flattening.

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

The Portfolio used derivatives such as used futures, swaps, options and forward contracts, for hedging and overall risk management. The use of derivatives positively impacted performance for the period.
Current Strategy and Outlook: Entering 2020, there are signs of steadying economic growth, especially outside the U.S. However, while we believe this positive outlook for growth will prove supportive to spread sectors, we also believe geopolitical and monetary policy uncertainty, coupled with somewhat rich valuations across many sectors, will limit potential upside.
Emerging markets are no stranger to political upheaval that can cause disruption and create opportunities. Heading into 2020, we believe that fiscal responsiveness to social unrest needs to be closely monitored. From this perspective, separating winners from losers in emerging markets requires identifying countries that will use fiscal stimulus that is investment oriented rather than implementing consumption based government programs. In addition, in our opinion, the degree of stimulus must be monitored and cannot threaten a country’s debt sustainability as well as the sovereign’s credit profile.
We continue to believe corporate credit risk is idiosyncratic, not systemic. We believe the path to future investment success will be paved by security selection as this backdrop favors idiosyncratic opportunities over broad market risk taking. When volatility does strike, perceived “losers” will be excessively punished and avoiding these investments will be critical. As we have over the past year, we will continue to view episodes of volatility in credit markets as fertile ground for identifying oversold individual credits with strong fundamentals.
Based on current valuations, we continue to favor securitized credit over corporate credit on a relative basis. Fundamentally, we believe agency mortgage-backed securities are attractive relative to Treasuries and other high-grade assets. In addition, we see opportunities in Non-Agency RMBS, CMBS and ABS as an attractive source of durable yield to capture while we diligently surveil markets for new opportunities.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	9.29%	3.26%	4.64%
Class I	9.85%	3.79%	5.19%
Class S	9.54%	3.52%	4.92%
Class S2	9.40%	3.38%	4.76%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Small Company Portfolio

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Industrials	19.0%
Financials	18.8%
Health Care	14.0%
Information Technology	12.8%
Consumer Discretionary	11.6%
Real Estate	7.3%
Consumer Staples	3.8%
Materials	3.2%
Energy	3.0%
Utilities	2.5%
Communication Services	1.9%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 26.21% compared to the Russell 2000® Index, which returned 25.52% for the same period.
Portfolio Specifics: The Portfolio outperformed the Russell 2000® Index during the reporting period due to favorable stock selection effects. Most notably, stock selection in the real estate and consumer durables and apparel sectors contributed the most to results. In contrast, holdings in the transportation and consumer services sectors detracted the most from performance. An allocation to cash, while within the typical range, and our underweight allocation to the pharmaceutical & biotechnology sector, were also headwinds during the period.
Among the main individual contributors to performance were Universal Forest Products, Inc., Helen of Troy Limited and Crocs, Inc.
Within the capital goods sector, an overweight position in Universal Forest Products Inc. generated positive results following solid quarterly earnings reports. Despite a softening in the housing environment and a decline in lumber prices, which have historically impacted investor sentiment, the company cited strong organic volume growth across its business segments. Company management continues to execute operationally, giving investors greater confidence in its long-term growth trajectory.
An overweight position in personal care and household products company Helen of Troy Limited contributed to
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Performance Food Group Co.	1.3%
j2 Global, Inc.	1.2%
Generac Holdings, Inc.	1.1%
Helen of Troy Ltd.	1.1%
STAG Industrial, Inc.	1.1%
First Financial Bancorp.	1.0%
Ryman Hospitality Properties	1.0%
Alamo Group, Inc.	1.0%
EMCOR Group, Inc.	1.0%
Columbia Banking System, Inc.	1.0%
Portfolio holdings are subject to change daily.
performance. The stock advanced throughout the period following the company’s reported sales and earnings per share that exceeded expectations, with notable growth in its housewares and beauty segments, as well as raised fiscal year 2020 guidance. The company has been able to successfully navigate tariff headwinds through a favorable mix in leadership brands growth and strong sales within housewares.
An overweight position in footwear and apparel company Crocs, Inc. was additive for performance. In addition to successfully implementing well-received price increases on its e-commerce site in North America with store price increases forthcoming, its shares advanced as the company redoubled their efforts in their core clog shoe. Furthermore, the Crocs, Inc. has spurred demand with celebrity collaborations and tightening up distribution driving strong “sell-throughs” that have allowed the company to increase pricing.
Among the key detractors for the period were Unit Corp., Merit Medical Systems, Inc. and Spirit Airlines, Inc.
An overweight position in natural gas and oil production company Unit Corp. detracted from results. Earlier in the period, its shares declined following the company’s disappointing first quarter 2019 earnings report. Despite strong margin performance in land drilling, the stock was under pressure, along with its natural gas producing peers, as the commodity traded off during the period. Second quarter earnings that fell short of expectations and lowered capital and production guidance also weighed on the stock.

Voya Small Company Portfolio	Portfolio Managers’ Report

An overweight position in disposable medical devices company Merit Medical Systems, Inc. was a headwind for returns. The stock traded off following disappointing second quarter 2019 earnings results and trimmed guidance. While the company reported a better-than-expected organic growth and guided for continued strength into 2019/20, its gross margins came in well below expectations. Following an improvement in gross margins over the past three years, this decline heightened investor concerns.
An overweight position in Spirit Airlines, Inc. detracted from returns, primarily due to second quarter 2019 earnings results. While EPS beat forecasts, the company’s weaker-than-expected second half of 2019 cost guidance, largely due to weather-related flight disruptions, triggered investor concerns.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Small Company Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	25.56%	7.32%	10.97%
Class I	26.21%	7.86%	11.52%
Class R6(1)	26.20%	7.86%	11.52%
Class S	25.86%	7.59%	11.24%
Russell 2000® Index	25.52%	8.23%	11.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
Voya Balanced Portfolio
Class I	$1,000.00	$1,063.60	0.69%	$3.59	$1,000.00	$1,021.73	0.69%	$3.52
Class S	1,000.00	1,062.60	0.94	4.89	1,000.00	1,020.47	0.94	4.79
Voya Global Equity Portfolio
Class ADV	$1,000.00	$1,062.40	1.10%	$5.72	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,065.40	0.60	3.12	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,064.30	0.85	4.42	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,063.70	1.00	5.20	1,000.00	1,020.16	1.00	5.09
Class T	1,000.00	1,063.00	1.20	6.24	1,000.00	1,019.16	1.20	6.11
Voya Government Money Market Portfolio
Class I	$1,000.00	$1,008.70	0.34%	$1.72	$1,000.00	$1,023.49	0.34%	$1.73
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$1,094.30	1.03%	$5.44	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	1,096.90	0.58	3.07	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	1,095.50	0.83	4.38	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	1,094.50	0.98	5.17	1,000.00	1,020.27	0.98	4.99

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$1,024.70	1.03%	$5.26	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	1,027.20	0.53	2.71	1,000.00	1,022.53	0.53	2.70
Class S	1,000.00	1,025.20	0.78	3.98	1,000.00	1,021.27	0.78	3.97
Class S2	1,000.00	1,024.40	0.93	4.75	1,000.00	1,020.52	0.93	4.74
Voya Small Company Portfolio
Class ADV	$1,000.00	$1,072.90	1.39%	$7.26	$1,000.00	$1,018.20	1.39%	$7.07
Class I	1,000.00	1,075.80	0.89	4.66	1,000.00	1,020.72	0.89	4.53
Class R6	1,000.00	1,075.10	0.89	4.66	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	1,073.60	1.14	5.96	1,000.00	1,019.46	1.14	5.80

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Boards of Directors/Trustees
Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, and Voya Intermediate Bond Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Balanced Portfolio, Voya Global Equity Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio (the Funds), each a series of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, Inc., respectively, including the summary portfolios and portfolio of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 26, 2020

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
ASSETS:
Investments in securities at fair value+*	$302,850,778	$707,118,533	$—
Investments in affiliated underlying funds at fair value**	55,041,400	—	—
Short-term investments at fair value***	12,438,445	13,627,802	—
Repurchase agreements	—	—	210,406,000
Short-term investments at amortized cost	—	—	258,473,476
Cash	261,415	107,359	5,910
Cash collateral for futures	968,584	—	—
Cash pledged for centrally cleared swaps (Note 2)	342,000	—	—
Foreign currencies at value****	74,042	2,224	—
Receivables:
Investment securities sold	6,779,219	45,517	—
Fund shares sold	39,390	1,037,483	453,766
Dividends	157,993	1,407,259	21,646
Interest	324,598	54	98,738
Foreign tax reclaims	129,015	1,274,259	—
Unrealized appreciation on forward foreign currency contracts	4,622	—	—
Unrealized appreciation on OTC swap agreements	781	—	—
Variation margin receivable on centrally cleared swaps	4,641	—	—
Prepaid expenses	2,636	4,237	3,319
Other assets	54,856	63,174	135,677
Total assets	379,474,415	724,687,901	469,598,532
LIABILITIES:
Payable for investment securities purchased	2,674,542	45,488	—
Payable for fund shares redeemed	30,562	178,485	17,225
Payable upon receipt of securities loaned	2,643,031	12,780,802	—
Unrealized depreciation on forward foreign currency contracts	14,899	—	—
Unrealized depreciation on forward premium swaptions	10,956	—	—
Payable for investment management fees	189,305	330,820	121,349
Payable for distribution and shareholder service fees	529	122,893	—
Payable for directors/ trustees fees	1,841	3,133	2,311
Payable to directors/ trustees under the deferred compensation plan (Note 6)	54,856	63,174	135,677
Other accrued expenses and liabilities	140,134	192,654	50,613
Total liabilities	5,760,655	13,717,449	327,175
NET ASSETS	$373,713,760	$710,970,452	$469,271,357
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$326,756,695	$673,633,079	$469,406,686
Total distributable earnings (loss)	46,957,065	37,337,373	(135,329)
NET ASSETS	$373,713,760	$710,970,452	$469,271,357
+ Including securities loaned at value	$2,576,040	$12,161,097	$—
* Cost of investments in securities	$272,585,952	$650,194,179	$—
** Cost of investments in affiliated underlying funds	$54,689,873	$—	$—
*** Cost of short-term investments	$12,437,711	$13,627,802	$—
**** Cost of foreign currencies	$73,791	$2,178	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
Class ADV
Net assets	n/a	$15,664,919	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	1,445,938	n/a
Net asset value and redemption price per share	n/a	$10.83	n/a
Class I
Net assets	$371,202,457	$149,439,181	$469,271,357
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	23,624,682	13,811,835	469,148,514
Net asset value and redemption price per share	$15.71	$10.82	$1.00
Class S
Net assets	$2,511,303	$542,302,871	n/a
Shares authorized	500,000,000	300,000,000	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	160,766	49,900,905	n/a
Net asset value and redemption price per share	$15.62	$10.87	n/a
Class S2
Net assets	n/a	$331,875	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	30,927	n/a
Net asset value and redemption price per share	n/a	$10.73	n/a
Class T
Net assets	n/a	$3,231,606	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	297,949	n/a
Net asset value and redemption price per share	n/a	$10.85	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$3,158,199,877	$2,868,738,140	$515,284,851
Investments in affiliated underlying funds at fair value**	—	654,828,347	—
Short-term investments at fair value***	73,005,946	73,872,278	13,407,403
Cash	722,703	—	67,825
Cash collateral for futures	—	5,854,270	—
Cash pledged for centrally cleared swaps (Note 2)	—	7,716,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	410,000	—
Foreign currencies at value****	—	990	—
Receivables:
Investment securities sold	—	202,048	17,922,919
Fund shares sold	5,702	24,727,639	28,505
Dividends	3,157,181	4,364	322,669
Interest	917	16,023,784	48
Foreign tax reclaims	194,039	—	—
Unrealized appreciation on forward foreign currency contracts	—	294,764	—
Unrealized appreciation on OTC swap agreements	—	44,415	—
Variation margin receivable on centrally cleared swaps	—	783,525	—
Prepaid expenses	21,741	25,529	4,136
Other assets	268,135	390,835	48,941
Total assets	3,235,576,241	3,653,916,928	547,087,297
LIABILITIES:
Income distribution payable	—	614	—
Payable for investment securities purchased	—	25,560,000	7,141,510
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	32,368,261	—
Payable for fund shares redeemed	6,873,965	700,295	630,433
Payable upon receipt of securities loaned	50,791,946	55,755,716	11,932,403
Unrealized depreciation on forward foreign currency contracts	—	979,694	—
Unrealized depreciation on forward premium swaptions	—	398,663	—
Payable for investment management fees	1,489,777	1,495,891	377,264
Payable for distribution and shareholder service fees	443,626	594,210	21,227
Payable to custodian due to bank overdraft	—	2,393	—
Payable for directors/ trustees fees	15,455	17,793	2,683
Payable to directors/ trustees under the deferred compensation plan (Note 6)	268,135	390,835	48,941
Other accrued expenses and liabilities	372,478	573,383	128,365
Total liabilities	60,255,382	118,837,748	20,282,826
NET ASSETS	$3,175,320,859	$3,535,079,180	$526,804,471
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,420,285,725	$3,460,289,857	$478,077,038
Total distributable earnings	755,035,134	74,789,323	48,727,433
NET ASSETS	$3,175,320,859	$3,535,079,180	$526,804,471
+ Including securities loaned at value	$49,620,164	$54,404,626	$11,668,031
* Cost of investments in securities	$2,455,417,864	$2,787,964,394	$465,539,337
** Cost of investments in affiliated underlying funds	$—	$653,882,057	$—
*** Cost of short-term investments	$73,005,946	$73,872,906	$13,407,403
**** Cost of foreign currencies	$—	$9,467	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$896,424,321	$291,206,645	$7,226,881
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	32,089,850	22,508,939	454,283
Net asset value and redemption price per share	$27.93	$12.94	$15.91
Class I
Net assets	$1,798,926,933	$1,023,644,828	$427,877,318
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	63,252,712	78,276,330	25,114,003
Net asset value and redemption price per share	$28.44	$13.08	$17.04
Class R6
Net assets	n/a	n/a	$5,665,187
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	332,374
Net asset value and redemption price per share	n/a	n/a	$17.04
Class S
Net assets	$479,675,911	$2,198,826,947	$86,035,085
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	17,157,814	169,285,323	5,219,632
Net asset value and redemption price per share	$27.96	$12.99	$16.48
Class S2
Net assets	$293,694	$21,400,760	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$1.000	$1.000	n/a
Shares outstanding	10,644	1,653,873	n/a
Net asset value and redemption price per share	$27.59	$12.94	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio	Voya Growth and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,112,545	$21,730,023	$57,263	$67,918,639
Dividends from affiliated underlying funds	1,903,493	—	—	—
Interest	2,673,214	—	10,119,989	1,140
Securities lending income, net	63,159	153,309	—	199,101
Total investment income	10,752,411	21,883,332	10,177,252	68,118,880
EXPENSES:
Investment management fees	2,208,950	3,471,237	1,617,758	18,546,308
Distribution and shareholder service fees:
Class ADV	—	78,953	—	4,412,249
Class S	6,838	1,111,195	—	1,192,222
Class S2	—	1,336	—	1,603
Class T	—	175,507	—	—
Transfer agent fees	552	1,213	686	8,745
Shareholder reporting expense	40,150	54,442	38,732	204,740
Professional fees	28,105	45,725	29,930	137,924
Custody and accounting expense	175,240	121,949	40,724	284,191
Directors/ trustees fees	14,726	25,066	18,488	123,642
Licensing fee (Note 7)	20,391	—	—	—
Miscellaneous expense	22,664	31,682	17,623	119,460
Interest expense	23,759	2,730	11,533	4,897
Total expenses	2,541,375	5,121,035	1,775,474	25,035,981
Waived and reimbursed fees	—	(35,102)	(208,002)	(1,832,233)
Brokerage commission recapture	—	(118)	—	—
Net expenses	2,541,375	5,085,815	1,567,472	23,203,748
Net investment income	8,211,036	16,797,517	8,609,780	44,915,132
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,205,306	(1,915,122)	336,785	259,507,222
Sale of affiliated underlying funds	109,081	—	—	—
Forward foreign currency contracts	(81,808)	31,711	—	—
Foreign currency related transactions	47,385	(63,062)	—	—
Futures	1,708,608	—	—	—
Swaps	20,856	—	—	—
Written options	(181,790)	—	—	—
Net realized gain (loss)	8,827,638	(1,946,473)	336,785	259,507,222
Net change in unrealized appreciation (depreciation) on:
Investments	45,577,098	110,123,375	—	467,354,641
Affiliated underlying funds	1,014,002	—	—	—
Forward foreign currency contracts	(1,887)	—	—	—
Foreign currency related transactions	3,055	10,595	—	—
Futures	178,046	—	—	—
Swaps	98,295	—	—	—
Net change in unrealized appreciation (depreciation)	46,868,609	110,133,970	—	467,354,641
Net realized and unrealized gain	55,696,247	108,187,497	336,785	726,861,863
Increase in net assets resulting from operations	$63,907,283	$124,985,014	$8,946,565	$771,776,995
* Foreign taxes withheld	$111,518	$1,021,721	$—	$595,559
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$123,790	$7,101,210
Dividends from affiliated underlying funds	32,503,970	—
Interest, net of foreign taxes withheld*	106,387,189	73
Securities lending income, net	241,826	76,410
Total investment income	139,256,775	7,177,693
EXPENSES:
Investment management fees	17,792,989	4,560,816
Distribution and shareholder service fees:
Class ADV	1,390,589	34,530
Class S	5,628,948	215,381
Class S2	83,765	—
Transfer agent fees	5,676	1,183
Shareholder reporting expense	226,320	51,100
Professional fees	142,750	37,495
Custody and accounting expense	368,650	78,550
Directors/ trustees fees	142,344	21,463
Miscellaneous expense	123,366	40,214
Interest expense	212	2,496
Total expenses	25,905,609	5,043,228
Recouped and reimbursed fees	49,152	—
Net expenses	25,954,761	5,043,228
Net investment income	113,302,014	2,134,465
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	41,163,039	7,924,479
Sale of affiliated underlying funds	(3,799,321)	—
Capital gain distributions from affiliated underlying funds	3,495,326	—
Forward foreign currency contracts	(104,867)	—
Foreign currency related transactions	252,600	—
Futures	32,156,327	—
Swaps	(752,256)	—
Written options	(6,411,164)	—
Net realized gain	65,999,684	7,924,479
Net change in unrealized appreciation (depreciation) on:
Investments	107,162,550	117,688,693
Affiliated underlying funds	49,922,773	—
Forward foreign currency contracts	(398,799)	—
Foreign currency related transactions	(8,472)	—
Futures	(12,234,434)	—
Swaps	2,123,466	—
Net change in unrealized appreciation (depreciation)	146,567,084	117,688,693
Net realized and unrealized gain	212,566,768	125,613,172
Increase in net assets resulting from operations	$325,868,782	$127,747,637
* Foreign taxes withheld	$431	$7,929
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global Equity Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$8,211,036	$8,762,903	$16,797,517	$15,693,673
Net realized gain (loss)	8,827,638	16,935,621	(1,946,473)	98,552,173
Net change in unrealized appreciation (depreciation)	46,868,609	(51,171,067)	110,133,970	(169,316,675)
Increase (decrease) in net assets resulting from operations	63,907,283	(25,472,543)	124,985,014	(55,070,829)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(1,142,858)	(678,675)
Class I	(23,387,273)	(38,219,666)	(10,887,339)	(7,921,491)
Class S	(177,792)	(289,441)	(30,582,123)	(19,537,870)
Class S2	—	—	(22,028)	(13,091)
Class T	—	—	(2,178,172)	(1,273,805)
Total distributions	(23,565,065)	(38,509,107)	(44,812,520)	(29,424,932)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,604,962	19,110,433	35,321,065	8,257,608
Proceeds from shares issued in merger (Note 14)	—	—	120,666,328	—
Reinvestment of distributions	23,565,065	38,509,107	44,812,520	29,424,932
	29,170,027	57,619,540	200,799,913	37,682,540
Cost of shares redeemed	(46,279,105)	(71,719,538)	(125,172,096)	(101,268,523)
Net increase (decrease) in net assets resulting from capital share transactions	(17,109,078)	(14,099,998)	75,627,817	(63,585,983)
Net increase (decrease) in net assets	23,233,140	(78,081,648)	155,800,311	(148,081,744)
NET ASSETS:
Beginning of year or period	350,480,620	428,562,268	555,170,141	703,251,885
End of year or period	$373,713,760	$350,480,620	$710,970,452	$555,170,141
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Money Market Portfolio		Voya Growth and Income Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$8,609,780	$6,657,582	$44,915,132	$51,972,509
Net realized gain	336,785	81,704	259,507,222	300,209,924
Net change in unrealized appreciation (depreciation)	—	—	467,354,641	(482,083,171)
Increase (decrease) in net assets resulting from operations	8,946,565	6,739,286	771,776,995	(129,900,738)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(98,849,016)	(99,614,503)
Class I	(8,951,042)	(6,729,717)	(200,436,132)	(197,263,266)
Class S(1)	—	(591)	(54,032,226)	(55,646,599)
Class S2	—	—	(36,281)	(48,307)
Total distributions	(8,951,042)	(6,730,308)	(353,353,655)	(352,572,675)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	85,202,977	116,264,254	7,667,948	14,502,562
Reinvestment of distributions	8,951,042	6,730,039	353,133,065	352,351,607
	94,154,019	122,994,293	360,801,013	366,854,169
Cost of shares redeemed	(88,069,498)	(98,447,467)	(483,242,750)	(478,362,629)
Net increase (decrease) in net assets resulting from capital share transactions	6,084,521	24,546,826	(122,441,737)	(111,508,460)
Net increase (decrease) in net assets	6,080,044	24,555,804	295,981,603	(593,981,873)
NET ASSETS:
Beginning of year or period	463,191,313	438,635,509	2,879,339,256	3,473,321,129
End of year or period	$469,271,357	$463,191,313	$3,175,320,859	$2,879,339,256

(1)
Class S of Voya Government Money Market Portfolio was fully redeemed on August 29, 2018.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$113,302,014	$122,589,915	$2,134,465	$1,794,210
Net realized gain (loss)	65,999,684	(46,771,753)	7,924,479	63,492,935
Net change in unrealized appreciation (depreciation)	146,567,084	(110,400,525)	117,688,693	(163,071,636)
Increase (decrease) in net assets resulting from operations	325,868,782	(34,582,363)	127,747,637	(97,784,491)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(8,383,955)	(9,119,081)	(1,001,250)	(1,214,551)
Class I	(35,371,437)	(37,979,967)	(60,093,482)	(83,024,164)
Class R6	—	—	(889,586)	(1,074,401)
Class S	(73,267,399)	(82,137,787)	(12,637,157)	(15,968,030)
Class S2	(651,433)	(747,515)	—	—
Total distributions	(117,674,224)	(129,984,350)	(74,621,475)	(101,281,146)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	144,881,394	105,606,814	27,464,775	61,001,640
Reinvestment of distributions	117,666,869	129,976,588	74,621,475	101,281,146
	262,548,263	235,583,402	102,086,250	162,282,786
Cost of shares redeemed	(464,637,605)	(584,311,413)	(156,108,012)	(168,560,259)
Net decrease in net assets resulting from capital share transactions	(202,089,342)	(348,728,011)	(54,021,762)	(6,277,473)
Net increase (decrease) in net assets	6,105,216	(513,294,724)	(895,600)	(205,343,110)
NET ASSETS:
Beginning of year or period	3,528,973,964	4,042,268,688	527,700,071	733,043,181
End of year or period	$3,535,079,180	$3,528,973,964	$526,804,471	$527,700,071
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-19	14.10	0.33•	2.26	2.59	0.37	0.61	—	0.98	—	15.71	19.11	0.69	0.69	0.69	2.23	371,202	113
12-31-18	16.69	0.34•	(1.37)	(1.03)	0.36	1.20	—	1.56	—	14.10	(6.83)	0.67	0.67	0.67	2.20	347,788	184
12-31-17	14.93	0.32•	1.85	2.17	0.41	—	—	0.41	—	16.69	14.73	0.67	0.65	0.65	2.01	425,002	174
12-31-16	14.10	0.30•	0.78	1.08	0.25	—	—	0.25	—	14.93	7.82	0.67	0.62	0.62	2.09	417,376	184
12-31-15	14.64	0.28•	(0.54)	(0.26)	0.28	—	—	0.28	—	14.10	(1.86)	0.67	0.62	0.62	1.90	438,912	193
Class S
12-31-19	14.02	0.29•	2.25	2.54	0.33	0.61	—	0.94	—	15.62	18.80	0.94	0.94	0.94	1.98	2,511	113
12-31-18	16.59	0.30•	(1.36)	(1.06)	0.31	1.20	—	1.51	—	14.02	(7.03)	0.92	0.92	0.92	1.94	2,693	184
12-31-17	14.85	0.28•	1.82	2.10	0.36	—	—	0.36	—	16.59	14.37	0.92	0.90	0.90	1.76	3,560	174
12-31-16	14.01	0.26•	0.79	1.05	0.21	—	—	0.21	—	14.85	7.62	0.92	0.87	0.87	1.84	3,738	184
12-31-15	14.55	0.24•	(0.54)	(0.30)	0.24	—	—	0.24	—	14.01	(2.14)	0.92	0.87	0.87	1.65	4,058	193
Voya Global Equity Portfolio
Class ADV
12-31-19	9.63	0.25	1.71	1.96	0.24	0.52	—	0.76	—	10.83	21.06	1.10	1.10	1.10	2.43	15,665	63
12-31-18	11.02	0.23•	(1.21)	(0.98)	0.40	0.01	—	0.41	—	9.63	(9.26)(a)	1.12	1.11	1.11	2.12	15,225	147
12-31-17	9.12	0.14•	1.95	2.09	0.19	—	—	0.19	—	11.02	23.10	1.10	1.10	1.10	1.43	19,605	60
12-31-16	8.85	0.16•	0.31	0.47	0.20	—	—	0.20	—	9.12	5.53	1.10	1.10	1.10	1.87	19,883	101
12-31-15	9.11	0.21•	(0.47)	(0.26)	—	—	—	—	—	8.85	(2.85)(b)	1.11	1.11	1.11	2.26	23,880	83
Class I
12-31-19	9.62	0.30	1.71	2.01	0.29	0.52	—	0.81	—	10.82	21.68	0.60	0.60	0.60	2.92	149,439	63
12-31-18	11.13	0.29•	(1.22)	(0.93)	0.57	0.01	—	0.58	—	9.62	(8.85)(a)	0.62	0.61	0.61	2.63	132,480	147
12-31-17	9.21	0.20•	1.96	2.16	0.24	—	—	0.24	—	11.13	23.73	0.60	0.60	0.60	1.91	162,746	60
12-31-16	8.94	0.21•	0.31	0.52	0.25	—	—	0.25	—	9.21	6.00	0.60	0.60	0.60	2.36	150,824	101
03-05-15(5) -
12-31-15	9.63	0.22•	(0.85)	(0.63)	0.06	—	—	0.06	—	8.94	(6.64)(b)	0.61	0.61	0.61	2.78	165,749	83
Class S
12-31-19	9.66	0.27	1.73	2.00	0.27	0.52	—	0.79	—	10.87	21.41	0.85	0.85	0.85	2.62	542,303	63
12-31-18	11.12	0.26•	(1.23)	(0.97)	0.48	0.01	—	0.49	—	9.66	(9.11)(a)	0.87	0.86	0.86	2.37	375,359	147
12-31-17	9.20	0.17•	1.96	2.13	0.21	—	—	0.21	—	11.12	23.44	0.85	0.85	0.85	1.67	480,936	60
12-31-16	8.93	0.19•	0.31	0.50	0.23	—	—	0.23	—	9.20	5.76	0.85	0.85	0.85	2.11	485,551	101
12-31-15	9.20	0.22•	(0.44)	(0.22)	0.05	—	—	0.05	—	8.93	(2.47)(b)	0.86	0.86	0.86	2.38	558,519	83
Class S2
12-31-19	9.54	0.26•	1.70	1.96	0.25	0.52	—	0.77	—	10.73	21.26	1.00	1.00	1.00	2.59	332	63
12-31-18	10.95	0.23•	(1.20)	(0.97)	0.43	0.01	—	0.44	—	9.54	(9.27)(a)	1.02	1.01	1.01	2.17	273	147
12-31-17	9.07	0.15•	1.94	2.09	0.21	—	—	0.21	—	10.95	23.29	1.00	1.00	1.00	1.46	422	60
12-31-16	8.80	0.18	0.30	0.48	0.21	—	—	0.21	—	9.07	5.64	1.03	1.00	1.00	1.98	278	101
03-05-15(5) -
12-31-15	9.52	0.14•	(0.80)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(b)	1.11	1.01	1.01	1.86	288	83
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Equity Portfolio (continued)
Class T
12-31-19	9.59	0.26•	1.69	1.95	0.17	0.52	—	0.69	—	10.85	21.05	1.35	1.20	1.20	2.56	3,232	63
12-31-18	10.96	0.22•	(1.21)	(0.99)	0.37	0.01	—	0.38	—	9.59	(9.41)(a)	1.37	1.21	1.21	2.03	31,833	147
12-31-17	9.07	0.13•	1.93	2.06	0.17	—	—	0.17	—	10.96	22.95	1.35	1.20	1.20	1.30	39,544	60
12-31-16	8.80	0.16•	0.30	0.46	0.19	—	—	0.19	—	9.07	5.41	1.35	1.20	1.20	1.79	41,291	101
03-05-15(5) -
12-31-15	9.52	0.17•	(0.83)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(b)	1.36	1.21	1.21	2.21	53,997	83
Voya Government Money Market Portfolio
Class I
12-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.96	0.39	0.34	0.34	1.86	469,271	—
12-31-18	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.56	0.39	0.34	0.34	1.54	463,191	—
12-31-17	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.61	0.39	0.34	0.34	0.58	438,591	—
12-31-16	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.18	0.39	0.34	0.34	0.08	504,575	—
12-31-15	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.01	0.38	0.22	0.22	0.00*	541,132	—
Voya Growth and Income Portfolio
Class ADV
12-31-19	24.42	0.35	6.42	6.77	0.35	2.91	—	3.26	—	27.93	28.29	1.13	1.03	1.03	1.17	896,424	69
12-31-18	28.94	0.37•	(1.75)	(1.38)	0.39	2.75	—	3.14	—	24.42	(4.88)	1.13	1.03	1.03	1.29	824,943	84
12-31-17	27.51	0.36•	5.06	5.42	0.41	3.58	—	3.99	—	28.94	19.79	1.13	1.03	1.03	1.21	1,010,017	80
12-31-16	27.81	0.40•	2.10	2.50	0.43	2.37	—	2.80	—	27.51	9.25	1.13	1.03	1.03	1.44	1,064,550	98
12-31-15	30.28	0.44•	(0.96)	(0.52)	0.47	1.48	—	1.95	—	27.81	(1.82)	1.13	1.03	1.03	1.46	1,145,072	53
Class I
12-31-19	24.81	0.48	6.54	7.02	0.48	2.91	—	3.39	—	28.44	28.88	0.63	0.58	0.58	1.62	1,798,927	69
12-31-18	29.37	0.51•	(1.79)	(1.28)	0.53	2.75	—	3.28	—	24.81	(4.46)	0.63	0.58	0.58	1.74	1,602,432	84
12-31-17	27.87	0.51•	5.13	5.64	0.56	3.58	—	4.14	—	29.37	20.34	0.63	0.58	0.58	1.66	1,906,723	80
12-31-16	28.13	0.54•	2.14	2.68	0.57	2.37	—	2.94	—	27.87	9.77	0.63	0.58	0.58	1.89	1,778,873	98
12-31-15	30.63	0.59•	(0.99)	(0.40)	0.62	1.48	—	2.10	—	28.13	(1.42)	0.63	0.58	0.58	1.91	1,872,684	53
Class S
12-31-19	24.44	0.41	6.42	6.83	0.40	2.91	—	3.31	—	27.96	28.55	0.88	0.83	0.83	1.37	479,676	69
12-31-18	28.97	0.43•	(1.76)	(1.33)	0.45	2.75	—	3.20	—	24.44	(4.69)	0.88	0.83	0.83	1.49	451,557	84
12-31-17	27.53	0.42•	5.07	5.49	0.47	3.58	—	4.05	—	28.97	20.06	0.88	0.83	0.83	1.41	556,169	80
12-31-16	27.83	0.46•	2.10	2.56	0.49	2.37	—	2.86	—	27.53	9.45	0.88	0.83	0.83	1.64	607,941	98
12-31-15	30.31	0.51•	(0.97)	(0.46)	0.54	1.48	—	2.02	—	27.83	(1.64)	0.88	0.83	0.83	1.66	662,075	53
Class S2
12-31-19	24.13	0.47	6.22	6.69	0.32	2.91	—	3.23	—	27.59	28.33	1.03	0.98	0.98	1.23	294	69
12-31-18	28.65	0.38•	(1.73)	(1.35)	0.42	2.75	—	3.17	—	24.13	(4.82)	1.03	0.98	0.98	1.34	407	84
12-31-17	27.27	0.38•	5.01	5.39	0.43	3.58	—	4.01	—	28.65	19.89	1.03	0.98	0.98	1.27	412	80
12-31-16	27.60	0.42	2.08	2.50	0.46	2.37	—	2.83	—	27.27	9.30	1.06	0.98	0.98	1.50	370	98
12-31-15	30.11	0.47•	(0.97)	(0.50)	0.53	1.48	—	2.01	—	27.60	(1.78)	1.13	0.98	0.98	1.56	346	53
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Portfolio
Class ADV
12-31-19	12.20	0.37	0.76	1.13	0.37	0.02	—	0.39	—	12.94	9.29	1.03	1.03	1.03	2.88	291,207	149
12-31-18	12.73	0.36	(0.50)	(0.14)	0.39	—	—	0.39	—	12.20	(1.08)	1.03	1.03	1.03	2.95	265,204	193
12-31-17	12.53	0.34	0.22	0.56	0.36	—	—	0.36	—	12.73	4.53	1.03	1.02	1.02	2.67	311,323	300
12-31-16	12.40	0.33	0.16	0.49	0.36	—	—	0.36	—	12.53	3.92	1.03	0.98	0.98	2.58	311,448	296
12-31-15	12.81	0.34•	(0.34)	0.00*	0.41	—	—	0.41	—	12.40	(0.02)	1.03	0.98	0.98	2.62	319,732	346
Class I
12-31-19	12.33	0.44	0.77	1.21	0.44	0.02	—	0.46	—	13.08	9.85	0.53	0.53	0.53	3.38	1,023,645	149
12-31-18	12.86	0.43	(0.50)	(0.07)	0.46	—	—	0.46	—	12.33	(0.54)	0.53	0.53	0.53	3.45	986,608	193
12-31-17	12.66	0.41	0.22	0.63	0.43	—	—	0.43	—	12.86	5.04	0.53	0.52	0.52	3.17	1,117,794	300
12-31-16	12.52	0.40•	0.14	0.54	0.40	—	—	0.40	—	12.66	4.33	0.53	0.48	0.48	3.08	1,174,851	296
12-31-15	12.90	0.41•	(0.33)	0.08	0.46	—	—	0.46	—	12.52	0.60	0.53	0.48	0.48	3.14	1,248,125	346
Class S
12-31-19	12.25	0.40	0.76	1.16	0.40	0.02	—	0.42	—	12.99	9.54	0.78	0.78	0.78	3.13	2,198,827	149
12-31-18	12.78	0.40	(0.51)	(0.11)	0.42	—	—	0.42	—	12.25	(0.82)	0.78	0.78	0.78	3.20	2,255,122	193
12-31-17	12.58	0.37	0.23	0.60	0.40	—	—	0.40	—	12.78	4.79	0.78	0.77	0.77	2.92	2,587,503	300
12-31-16	12.44	0.36•	0.16	0.52	0.38	—	—	0.38	—	12.58	4.16	0.78	0.73	0.73	2.83	2,887,280	296
12-31-15	12.83	0.37•	(0.34)	0.03	0.42	—	—	0.42	—	12.44	0.26	0.78	0.73	0.73	2.90	3,169,894	346
Class S2
12-31-19	12.20	0.38	0.76	1.14	0.38	0.02	—	0.40	—	12.94	9.40	0.93	0.93	0.93	2.99	21,401	149
12-31-18	12.73	0.38	(0.51)	(0.13)	0.40	—	—	0.40	—	12.20	(0.98)	0.93	0.93	0.93	3.05	22,040	193
12-31-17	12.53	0.35	0.22	0.57	0.37	—	—	0.37	—	12.73	4.63	0.93	0.92	0.92	2.77	25,649	300
12-31-16	12.40	0.34•	0.16	0.50	0.37	—	—	0.37	—	12.53	3.99	0.96	0.88	0.88	2.68	24,796	296
12-31-15	12.79	0.35•	(0.33)	0.02	0.41	—	—	0.41	—	12.40	0.17	1.03	0.88	0.88	2.75	29,217	346
Voya Small Company Portfolio
Class ADV
12-31-19	14.86	(0.01)	3.55	3.54	0.00*	2.49	—	2.49	—	15.91	25.56	1.39	1.39	1.39	(0.06)	7,227	125
12-31-18	20.95	(0.04)	(2.76)	(2.80)	0.02	3.27	—	3.29	—	14.86	(16.22)	1.39	1.39	1.39	(0.18)	6,342	96
12-31-17	21.20	(0.01)	2.12	2.11	—	2.36	—	2.36	—	20.95	10.69	1.38	1.37	1.37	(0.01)	7,817	74
12-31-16	18.99	(0.02)	4.13	4.11	—	1.90	—	1.90	—	21.20	23.84	1.38	1.33	1.33	(0.09)	6,463	71
12-31-15	22.49	(0.03)	(0.11)	(0.14)	—	3.36	—	3.36	—	18.99	(1.26)	1.39	1.34	1.34	(0.07)	5,615	45
Class I
12-31-19	15.75	0.07•	3.78	3.85	0.07	2.49	—	2.56	—	17.04	26.21	0.89	0.89	0.89	0.44	427,877	125
12-31-18	22.01	0.06•	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.84)	0.89	0.89	0.89	0.31	435,019	96
12-31-17	22.12	0.10	2.23	2.33	0.08	2.36	—	2.44	—	22.01	11.29	0.88	0.87	0.87	0.49	607,230	74
12-31-16	19.73	0.09	4.29	4.38	0.09	1.90	—	1.99	—	22.12	24.49	0.88	0.83	0.83	0.41	545,125	71
12-31-15	23.25	0.09	(0.13)	(0.04)	0.12	3.36	—	3.48	—	19.73	(0.79)	0.89	0.84	0.84	0.43	487,778	45
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Portfolio (continued)
Class R6
12-31-19	15.75	0.09	3.76	3.85	0.07	2.49	—	2.56	—	17.04	26.20	0.89	0.89	0.89	0.44	5,665	125
12-31-18	22.01	0.06	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.85)	0.89	0.89	0.89	0.33	6,115	96
12-31-17	22.13	0.11•	2.21	2.32	0.08	2.36	—	2.44	—	22.01	11.23	0.88	0.87	0.87	0.53	6,274	74
12-31-16	19.74	0.10•	4.28	4.38	0.09	1.90	—	1.99	—	22.13	24.49	0.88	0.83	0.83	0.50	2,694	71
11-24-15(5) -
12-31-15	20.56	0.02•	(0.84)	(0.82)	—	—	—	—	—	19.74	(3.99)	0.89	0.84	0.84	0.99	3	45
Class S
12-31-19	15.30	0.03	3.66	3.69	0.02	2.49	—	2.51	—	16.48	25.86	1.14	1.14	1.14	0.20	86,035	125
12-31-18	21.46	0.02	(2.86)	(2.84)	0.05	3.27	—	3.32	—	15.30	(16.05)	1.14	1.14	1.14	0.06	80,225	96
12-31-17	21.63	0.05•	2.17	2.22	0.03	2.36	—	2.39	—	21.46	11.00	1.13	1.12	1.12	0.22	111,723	74
12-31-16	19.33	0.03	4.21	4.24	0.04	1.90	—	1.94	—	21.63	24.16	1.13	1.08	1.08	0.16	136,845	71
12-31-15	22.84	0.03	(0.12)	(0.09)	0.06	3.36	—	3.42	—	19.33	(1.02)	1.14	1.09	1.09	0.18	110,685	45

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a transition cost reimbursement recorded in the year ended December 31, 2018, total return for Voya Global Equity Portfolio would have been (9.37)%, (8.96)%, (9.22)%, (9.38)% and (9.52)% for Classes ADV, I, S, S2 and T, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, total return for Voya Global Equity Portfolio would have been (2.96)%, (6.85)%, (2.69)%, (7.14)% and (7.25)% for Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019

NOTE 1 — ORGANIZATION
As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).
Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eighteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global Equity Portfolio (“Global Equity”) and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Government Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Government Money Market Portfolio (“Government Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub- Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Money Market), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors/Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Government Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Money Market, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2019, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to perform would be $5,403 and $339,179, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts and volatility swaps were they to be unwound as of December 31, 2019. The Portfolios did not receive any cash collateral at December 31, 2019.
Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2019, Balanced and Intermediate Bond had a liability position of  $25,855 and $1,378,357, respectively, on open forward foreign currency contracts and forward premium swaptions with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2019, these Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2019, Intermediate Bond pledged $410,000 in cash collateral to certain counterparties for open OTC derivatives. Balanced did not pledge any cash collateral at December 31, 2019.
E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended December 31, 2019, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$614,147	$1,666,292
Global Equity	4,816,896	6,004,686
Intermediate Bond	26,834,462	77,158,552
The above Portfolios entered into forward foreign currency contracts to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2019. Global Equity did not have any open forward foreign currency contracts at December 31, 2019.
Each Portfolio, with the exception of Government Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table within each
Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2019, Balanced and Intermediate Bond have purchased and sold futures contracts on various bonds and notes. Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2019, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$41,091,477	$15,221,485
Intermediate Bond	424,083,431	161,220,292
Please refer to the tables within each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2019.
F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended December 31, 2019, Balanced and Intermediate Bond had average notional values of $30,397,000 and $1,626,982,000, respectively, on purchased interest rate swap options (“swaptions”) to manage its duration strategy. The Portfolios did not have any open purchased interest rate swaptions at December 31, 2019.
During the year ended December 31, 2019, Balanced and Intermediate Bond had average notional values of $15,499,000 and $564,601,000, respectively, on written interest rate swaptions to generate income. The Portfolios did not have any open written interest rate swaptions at December 31, 2019.
During the year ended December 31, 2019, Balanced and Intermediate Bond had average notional values of $8,420,800 and $386,503,600, respectively, on purchased forward premium swaptions to manage duration and yield curve exposures. Please refer to the tables within the Portfolios of investments for open purchased forward premium swaptions at December 31, 2019.
G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes capital gains, if any, annually. Balanced and Small Company declare and pay dividends, if any, annually. Growth and Income declares and pays dividends, if any, semi-annually. Government Money Market and Intermediate Bond declare dividends daily and pay dividends, if any, monthly. Global Equity declares and pays dividends, if any, quarterly. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table within the Portfolio of Investments for Government Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2019.
K. Securities Lending. Each Portfolio (except Government Money Market) may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based roll transactions, the fee is recorded as income.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Portfolio’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2019, Balanced and Intermediate Bond had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced and Intermediate Bond used CDX swaps to gain additional exposure with various sectors of the credit market and to hedge the credit risk associated with various sectors within the credit market. Balanced and Intermediate Bond also sold credit protection on single name issuers (Corporate or Sovereign) to gain additional exposure to the credit market.
For the year ended December 31, 2019, Balanced had an average notional amount of  $2,030,968 on credit default swaps to buy protection and an average notional amount of $1,580,624 on credit default swaps to sell protection. For the year ended December 31, 2019, Intermediate Bond had an average notional amount of  $122,735,771 on credit default swaps to buy protection and an average notional amount of  $33,687,500 on credit default swaps to sell protection. Please refer to the tables within the Portfolio of Investments for Balanced and Intermediate Bond for open credit default swaps to buy and sell protection (Balanced only) at December 31, 2019. Intermediate Bond did not have any open credit default swaps to sell protection at December 31, 2019.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2019, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exposure to interest rate risk. Average notional amounts on Long interest rate swaps were $5,663,800 and $528,216,667, respectively.
For the year ended December 31, 2019, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on Short interest rate swaps were $6,512,600 and $386,779,000, respectively.
Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table within each respective Portfolio of Investments for Balanced and Intermediate Bond for open interest rate swaps at December 31, 2019.
At December 31, 2019, Balanced and Intermediate Bond had pledged $342,000 and $7,716,000, respectively, in cash collateral for open centrally cleared swaps.
Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, a Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.
During the year ended December 31, 2019, Balanced and Intermediate Bond had average notional amounts of $5,500 and $336,000, respectively, on foreign currency volatility swaps (receiver). Please refer to the tables within each respective Portfolio of Investments for open volatility swaps at December 31, 2019.
P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Balanced	$241,792,602	$251,088,916
Global Equity	397,083,875	466,600,754
Growth and Income	2,105,007,440	2,525,605,403
Intermediate Bond	1,001,415,633	1,288,227,929
Small Company	648,724,972	772,468,215
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced	$156,689,385	$176,577,875
Intermediate Bond	4,416,307,479	4,474,256,917
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced	0.60%
Global Equity	0.56% on the first $500 million;
0.53% on the next $500 million;
0.51% thereafter
Government Money Market(1)	0.35%
Growth and Income(1)	0.600% on the first $5 billion;
0.550% on the next $5 billion;
0.525% thereafter
Intermediate Bond	0.50% on first $4 billion;
0.48% on next $3 billion;
0.46% thereafter
Small Company	0.85%

(1)
The Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

0.070% thereafter of the Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into sub-advisory agreements with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with each Portfolio’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV, Class S, Class S2 and Class T shares of the respective Portfolios are subject to a shareholder services and distribution plan or a distribution plan (each a “Plan” and collectively, the “Plans”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolios’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
Under the Plans for Class ADV and Class S2 shares of the respective Portfolios, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class S shares of the respective Portfolios, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares.
Under the Plan for Class T shares of Global Equity, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global Equity’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net assets attributable to the distribution fee paid by Class T shares of Global Equity, so that the actual fee paid by Class T shares of Global Equity is an annual rate of 0.35%. Termination or modification of this obligation requires approval by the Board.
Class T shares of Global Equity are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or Qualified Plan participants with interests in Global Equity. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.
The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Money Market in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expense) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2019, there were no waivers necessary for the Portfolio to maintain a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any. As of December 31, 2019, the Portfolio did not have any amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Government Money Market	8.49%
	Intermediate Bond	10.90
	Small Company	13.35
Voya Retirement Insurance and Annuity Company	Balanced	88.06
	Global Equity	19.31
	Government Money Market	88.78
	Growth and Income	52.61
	Intermediate Bond	25.40
	Small Company	53.83
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors/trustees, as described in the DC Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — LICENSING FEE
Balanced pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Balanced	N/A	0.69%	N/A	0.94%	N/A	N/A
Global Equity	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income	1.30%	0.70%	N/A	0.95%	1.10%	N/A
Intermediate Bond	1.03%	0.53%	N/A	0.78%	0.93%	N/A
Small Company	1.43%	0.93%	0.93%	1.18%	N/A	N/A
Pursuant to a side letter agreement through May 1, 2021, the Investment Adviser has further lowered the expense limits to the levels listed below. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that the side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.
Portfolio	Class ADV	Class I	Class S	Class S2	Class T
Global Equity	1.10%	0.60%	0.85%	1.00%	1.20%
Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as belows:
	December 31,
	2020	2021	2022	Total
Intermediate Bond	$—	$900	$—	$900
The Expense Limitation Agreements are contractual through May 1, 2020, with the exception of Global Equity, which is through May 1, 2021, and shall renew

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 17, 2019, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2019:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	18	$13,474,449	3.43%
Global Equity	11	2,197,364	3.36
Small Company	1	19,277,000	3.44

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2019	351,587	—	1,642,365	(3,035,576)	(1,041,624)	5,333,224	—	23,387,273	(45,351,053)	(16,630,556)
12/31/2018	1,258,334	—	2,512,799	(4,573,811)	(802,678)	19,084,047	—	38,219,666	(71,034,966)	(13,731,253)
Class S
12/31/2019	18,032	—	12,538	(61,920)	(31,350)	271,738	—	177,792	(928,052)	(478,522)
12/31/2018	1,699	—	19,105	(43,317)	(22,513)	26,386	—	289,441	(684,572)	(368,745)
Global Equity
Class ADV
12/31/2019	21,425	634	113,136	(270,243)	(135,048)	225,545	6,255	1,142,858	(2,797,995)	(1,423,337)
12/31/2018	44,554	—	62,851	(304,817)	(197,412)	470,027	—	678,675	(3,279,330)	(2,130,628)
Class I
12/31/2019	203,757	423,746	1,075,357	(1,659,519)	43,341	2,112,427	4,181,994	10,887,339	(17,217,879)	(36,119)
12/31/2018	261,347	—	739,818	(1,855,080)	(853,915)	2,781,443	—	7,921,491	(20,247,607)	(9,544,673)
Class S
12/31/2019	3,166,638	11,756,148	3,008,997	(6,879,858)	11,051,925	31,546,713	116,478,079	30,582,123	(71,776,716)	106,830,199
12/31/2018	299,721	—	1,811,246	(6,528,913)	(4,417,946)	3,059,321	—	19,537,870	(71,301,380)	(48,704,189)
Class S2
12/31/2019	3,476	—	2,199	(3,322)	2,353	35,649	—	22,028	(34,559)	23,118
12/31/2018	3,763	—	1,225	(14,948)	(9,960)	40,377	—	13,091	(161,475)	(108,007)
Class T
12/31/2019	135,758	—	217,134	(3,372,958)	(3,020,066)	1,400,731	—	2,178,172	(33,344,947)	(29,766,044)
12/31/2018	175,082	—	118,192	(583,205)	(289,931)	1,906,440	—	1,273,805	(6,278,731)	(3,098,486)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Government Money Market
Class I
12/31/2019	85,202,979	—	8,951,041	(88,069,498)	6,084,522	85,202,977	—	8,951,042	(88,069,498)	6,084,521
12/31/2018	115,686,913	—	6,729,717	(97,825,734)	24,590,896	115,686,913	—	6,729,717	(97,825,734)	24,590,896
Class S(1)
12/31/2019	—	—	—	—	—	—	—	—	—	—
12/31/2018	577,341	—	321	(621,733)	(44,071)	577,341	—	322	(621,733)	(44,070)
Growth and Income
Class ADV
12/31/2019	53,190	—	3,607,663	(5,347,857)	(1,687,004)	1,450,453	—	98,849,015	(148,158,336)	(47,858,868)
12/31/2018	205,452	—	3,921,351	(5,245,549)	(1,118,746)	5,773,044	—	99,614,503	(151,632,769)	(46,245,222)
Class I
12/31/2019	161,995	—	7,170,224	(8,663,056)	(1,330,837)	4,600,380	—	200,215,543	(242,375,120)	(37,559,197)
12/31/2018	203,896	—	7,653,598	(8,192,407)	(334,913)	5,912,887	—	197,042,198	(239,964,004)	(37,008,919)
Class S
12/31/2019	58,840	—	1,969,256	(3,348,004)	(1,319,908)	1,596,551	—	54,032,225	(92,475,107)	(36,846,331)
12/31/2018	97,255	—	2,190,453	(3,009,357)	(721,649)	2,797,176	—	55,646,599	(86,761,980)	(28,318,205)
Class S2
12/31/2019	767	—	1,344	(8,337)	(6,226)	20,564	—	36,282	(234,187)	(177,341)
12/31/2018	678	—	1,932	(137)	2,473	19,455	—	48,307	(3,876)	63,886
Intermediate Bond
Class ADV
12/31/2019	1,892,902	—	656,004	(1,774,527)	774,379	24,162,338	—	8,383,955	(22,547,484)	9,998,809
12/31/2018	672,787	—	741,533	(4,143,671)	(2,729,351)	8,401,669	—	9,119,082	(50,913,601)	(33,392,850)
Class I
12/31/2019	5,649,168	—	2,738,213	(10,104,842)	(1,717,461)	72,678,565	—	35,364,083	(129,263,245)	(21,220,597)
12/31/2018	3,851,385	—	3,054,743	(13,813,548)	(6,907,420)	48,108,912	—	37,972,205	(172,012,250)	(85,931,133)
Class S
12/31/2019	3,411,206	—	5,713,372	(23,924,489)	(14,799,911)	43,821,723	—	73,267,398	(306,088,309)	(188,999,188)
12/31/2018	3,629,370	—	6,652,401	(28,721,844)	(18,440,073)	45,716,649	—	82,137,715	(354,654,934)	(226,800,570)
Class S2
12/31/2019	329,802	—	51,005	(532,795)	(151,988)	4,218,768	—	651,433	(6,738,567)	(1,868,366)
12/31/2018	273,813	—	60,778	(543,827)	(209,236)	3,379,584	—	747,586	(6,730,628)	(2,603,458)
Small Company
Class ADV
12/31/2019	60,519	—	69,580	(102,697)	27,402	932,918	—	1,001,250	(1,592,828)	341,340
12/31/2018	93,822	—	66,734	(106,730)	53,826	1,728,493	—	1,214,551	(1,948,390)	994,654
Class I
12/31/2019	1,363,664	—	3,912,336	(7,789,581)	(2,513,581)	22,932,371	—	60,093,482	(135,241,464)	(52,215,611)
12/31/2018	2,715,237	—	4,317,429	(6,999,766)	32,900	51,418,584	—	83,024,164	(143,594,984)	(9,152,236)
Class R6
12/31/2019	35,249	—	57,878	(148,954)	(55,827)	599,447	—	889,586	(2,490,506)	(1,001,473)
12/31/2018	114,739	—	55,842	(67,395)	103,186	2,344,484	—	1,074,401	(1,301,750)	2,117,135
Class S
12/31/2019	173,730	—	848,701	(1,047,423)	(24,992)	3,000,039	—	12,637,157	(16,783,214)	(1,146,018)
12/31/2018	297,279	—	853,449	(1,112,733)	37,995	5,510,079	—	15,968,030	(21,715,135)	(237,026)

(1)
Share class was fully redeemed on August 29, 2018.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Government Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2019:
Balanced
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$44,906	$(44,906)	$—
Credit Suisse AG	14,505	(14,505)	—
Goldman Sachs & Co. LLC	43,722	(43,722)	—
J.P. Morgan Securities LLC	478,200	(478,200)	—
Mizuho Securities USA LLC	849,900	(849,900)	—
Morgan Stanley & Co. LLC	77,114	(77,114)	—
National Bank of Canada Financial Inc	115,977	(115,977)	—
National Financial Services LLC	3,125	(3,125)	—
Natixis Securities America LLC	18,559	(18,559)	—
Nomura Securities International, Inc	729,255	(729,255)	—
Societe Generale	200,777	(200,777)	—
Total	$2,576,040	$(2,576,040)	$—

(1)
Collateral with a fair value of  $2,643,031 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Global Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$374,920	$(374,920)	$—
Goldman Sachs & Co. LLC	4,247,785	(4,247,785)	—
Nomura Securities International, Inc	3,692,695	(3,692,695)	—
UBS AG	3,845,697	(3,845,697)	—
Total	$12,161,097	$(12,161,097)	$—

(1)
Collateral with a fair value of  $12,780,802 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$1,963,160	$(1,963,160)	$—
Citigroup Global Markets Inc	10,709,358	(10,709,358)	—
Credit Suisse AG	10,906,624	(10,906,624)	—
Goldman Sachs & Co. LLC	1,377,128	(1,377,128)	—
J.P. Morgan Securities LLC	17,681,560	(17,681,560)	—
Morgan Stanley & Co. LLC	2,378,888	(2,378,888)	—
Natixis Securities America LLC	346,440	(346,440)	—
Scotia Capital (USA) Inc	987,758	(987,758)	—
State Street Bank and Trust Company	490,539	(490,539)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Growth and Income (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Wells Fargo Bank NA	2,619,924	(2,619,924)	—
Wells Fargo Securities LLC	158,785	(158,785)	—
Total	$49,620,164	$(49,620,164)	$—

(1)
Collateral with a fair value of  $50,791,946 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$2,613,248	$(2,613,248)	$—
BNP Paribas	1,072,944	(1,072,944)	—
BofA Securities Inc	11,325,158	(11,325,158)	—
Citadel Clearing LLC	3,055,792	(3,055,792)	—
Citigroup Global Markets Inc	1,109,189	(1,109,189)	—
Cowen Excecution Services LLC	329,547	(329,547)	—
Credit Suisse Securities (USA) LLC	631,241	(631,241)	—
Daiwa Capital Markets America Inc	2,441,671	(2,441,671)	—
Deutsche Bank Securities Inc	1,124,973	(1,124,973)	—
Goldman Sachs & Co. LLC	1,813,961	(1,813,961)	—
HSBC Securities (USA) Inc	1,115,187	(1,115,187)	—
J.P. Morgan Securities LLC	2,694,614	(2,694,614)	—
Janney Montgomery Scott LLC	1,016,673	(1,016,673)	—
Mizuho Securities USA LLC	2,370,653	(2,370,653)	—
Morgan Stanley & Co. LLC	3,547,147	(3,547,147)	—
MUFG Securities Americas Inc	284,783	(284,783)	—
National Bank Financial Inc	886,580	(886,580)	—
Nomura Securities International, Inc	2,111,832	(2,111,832)	—
Raymond James & Associates, Inc	450,887	(450,887)	—
RBC Capital Markets, LLC	35,530	(35,530)	—
Scotia Capital (USA) Inc	475,376	(475,376)	—
SunTrust Robinson Humphrey, Inc	508,336	(508,336)	—
UBS Securities LLC	1,838,888	(1,838,888)	—
Wells Fargo Securities LLC	11,550,416	(11,550,416)	—
Total	$54,404,626	$(54,404,626)	$—

(1)
Collateral with a fair value of  $55,755,716 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc	$131,675	$(131,675)	$—
BofA Securities Inc	944,803	(944,803)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	1,426,915	(1,426,915)
Cowen Execution Services LLC	539,889	(539,889)
Deutsche Bank Securities Inc	217,738	(217,738)
Goldman Sachs & Co. LLC	790,938	(790,938)
HSBC Bank PLC	44,093	(44,093)	—
J.P. Morgan Securities LLC	5,455,177	(5,455,177)	—
Morgan Stanley & Co. LLC	384,224	(384,224)	—
National Financial Services LLC	166,407	(166,407)	—
Scotia Capital (USA) Inc	504,410	(504,410)	—
State Street Bank and Trust Company	1,061,762	(1,061,762)	—
Total	$11,668,031	$(11,668,031)	$—

(1)
Collateral with a fair value of  $11,932,403 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Balanced	$8,811,831	$14,753,234	$17,574,924	$20,934,183
Global Equity	16,108,952	28,703,568	28,894,555	530,377
Government Money Market	8,951,042	—	6,730,308	—
Growth and Income	44,737,928	308,615,727	110,032,441	242,540,234
Intermediate Bond	117,674,224	—	129,984,350	—
Small Company	17,627,644	56,993,831	17,759,580	83,521,566

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
						Amount	Character	Expiration
Balanced	$13,585,655	$4,674,095	$—	$—	$28,750,802	$—	—	—
Global Equity	1,124,720	—	—	—	55,543,468	(8,634,135)	Short-term	None
						(10,636,386)	Long-term	None
						$(19,270,521)
Government Money Market	7,713	—	—	—	—	—	—	—
Growth and Income	—	54,759,408	—	—	700,529,616	—	—	—
Intermediate Bond	7,559,918	—	(4,508,482)	(7,280,052)	79,255,948	—	—	—
Small Company	4,340,819	4,804,582	—	—	39,615,646	—	—	—
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2019, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.
NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS
The Portfolios have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Portfolios have concluded that the change in accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Portfolios have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Portfolios’ financial statements. The Portfolios plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Portfolios are currently evaluating the impact of these changes on the financial statements.
NOTE 14 — REORGANIZATION
On August 23, 2019, Global Equity (“Acquiring Portfolio”) acquired all of the net assets and assumed all liabilities of VY® Templeton Global Growth Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on July 30, 2019. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2019, the beginning of the annual reporting

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 14 — REORGANIZATION (continued)

period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2019, are as follows (Unaudited):
Net investment income	$19,504,276
Net realized and unrealized loss on investments	$105,448,232
Net decrease in net assets resulting from operations	$124,952,508
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 23, 2019. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Depreciation (000s)	Portfolios’ Unrealized Conversion Ratio
$120,666	$556,430	$17,820	$(1,879)	0.7298
The net assets of the Acquiring Portfolio after the acquisition of Acquired Portfolio were $677,095,962.
NOTE 15 — AUDITOR CHANGE (UNAUDITED)
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to each Trust and each Company, on behalf of the Portfolios, upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Portfolios’ financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios’ financial statements for such periods; and (ii) there were no
“reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, based on the recommendation of the Audit Committee of the Board, the Board approved the selection of Ernst & Young LLP (“EY”) as the Portfolios’ independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Portfolios’ fiscal years ended December 31, 2019 and December 31, 2018, neither the Portfolios, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to December 31, 2019, the following Portfolios paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Government Money Market
Class I	NII	$0.0010	February 3, 2020	Daily
Class I	STCG	$0.0001	February 3, 2020	January 30, 2020
Intermediate Bond
Class ADV	NII	$0.0327	February 3, 2020	Daily
Class I	NII	$0.0386	February 3, 2020	Daily
Class S	NII	$0.0356	February 3, 2020	Daily
Class S2	NII	$0.0338	February 3, 2020	Daily

NII –
Net investment income

STCG – Short-term capital gain
Expense Limitation Agreement: On January 24, 2020 the Board approved revised expense limits for each class of Small Company. Effective January 1, 2020, through May 1, 2021, the Investment Adviser has further lowered the expense limits to 1.40%, 0.90%, 0.90%, and 1.15% for Class ADV, Class I, Class R6, and Class S, respectively.
Fund changes: On January 24, 2020, the Board approved a name change for Global Equity. Effective May 1, 2020, the Portfolio will be known as “Voya Global High Dividend Low Volatility Portfolio”.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 48.5%
	Communication Services: 4.2%
3,038 (1)	Alphabet, Inc. - Class A	$4,069,067	1.1
50,629	AT&T, Inc.	1,978,581	0.5
12,615 (2)	Auto Trader Group PLC	99,623	0.0
39,143	Comcast Corp. – Class A	1,760,261	0.5
11,703 (1)	Facebook, Inc. - Class A	2,402,041	0.7
381,534 (3)(4)	Other Securities	5,261,269	1.4
		15,570,842	4.2
	Consumer Discretionary: 4.9%
2,043 (1)	Amazon.com, Inc.	3,775,137	1.0
476 (1)	Booking Holdings, Inc.	977,575	0.3
5,676	Home Depot, Inc.	1,239,525	0.3
14,516	Starbucks Corp.	1,276,247	0.4
331,203 (3)(4)	Other Securities	10,896,297	2.9
		18,164,781	4.9
	Consumer Staples: 3.7%
8,373	PepsiCo, Inc.	1,144,338	0.3
13,985	Philip Morris International, Inc.	1,189,984	0.3
20,400	Procter & Gamble Co.	2,547,960	0.7
128,500 (2)	WH Group Ltd.	132,866	0.1
238,747 (3)(4)	Other Securities	8,723,626	2.3
		13,738,774	3.7
	Energy: 2.0%
15,333	Chevron Corp.	1,847,780	0.5
17,544	ConocoPhillips	1,140,886	0.3
13,731	Exxon Mobil Corp.	958,149	0.2
108,257 (4)	Other Securities	3,598,514	1.0
		7,545,329	2.0
	Financials: 6.9%
6,256 (2)	ABN AMRO Bank NV	114,024	0.0
57,210	Bank of America Corp.	2,014,936	0.5
6,347 (1)	Berkshire Hathaway, Inc. – Class B	1,437,596	0.4
16,421	Citigroup, Inc.	1,311,874	0.4
17,425	JPMorgan Chase & Co.	2,429,045	0.6
14,943	Morgan Stanley	763,886	0.2
3,510	S&P Global, Inc.	958,406	0.3
914,954 (4)	Other Securities	16,688,682	4.5
		25,718,449	6.9
	Health Care: 6.6%
5,266	Amgen, Inc.	1,269,475	0.3
6,123	HCA Healthcare, Inc.	905,041	0.2
10,083	Johnson & Johnson	1,470,807	0.4
14,886	Merck & Co., Inc.	1,353,882	0.4
25,794	Pfizer, Inc.	1,010,609	0.3
4,802	UnitedHealth Group, Inc.	1,411,692	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
186,955 (4)	Other Securities	$17,359,546	4.6
		24,781,052	6.6
	Industrials: 5.4%
8,310	Honeywell International, Inc.	1,470,870	0.4
7,963	Ingersoll-Rand PLC - Class A	1,058,442	0.3
6,943	Union Pacific Corp.	1,255,225	0.3
549,894 (4)	Other Securities	16,459,353	4.4
		20,243,890	5.4
	Information Technology: 9.6%
3,922 (1)	Adobe, Inc.	1,293,515	0.3
103 (1)(2)	Adyen NV	84,728	0.0
18,584	Apple, Inc.	5,457,192	1.5
30,980	Cisco Systems, Inc.	1,485,801	0.4
8,807 (1)	Fortinet, Inc.	940,235	0.3
35,566	Microsoft Corp.	5,608,758	1.5
8,416 (1)	PayPal Holdings, Inc.	910,359	0.2
10,050	Texas Instruments, Inc.	1,289,314	0.3
262,394 (3)(4)	Other Securities	19,013,268	5.1
		36,083,170	9.6
	Materials: 1.6%
3,971	Air Products & Chemicals, Inc.	933,145	0.2
163,977 (3)(4)	Other Securities	5,126,619	1.4
		6,059,764	1.6
	Real Estate: 1.9%
180,833 (4)	Other Securities	7,039,036	1.9

	Utilities: 1.7%
12,512	Ameren Corp.	960,921	0.2
21,790	Exelon Corp.	993,406	0.3
210,094	Other Securities	4,384,721	1.2
		6,339,048	1.7
	Total Common Stock (Cost $156,901,221)	181,284,135	48.5
EXCHANGE-TRADED FUNDS: 17.1%
278,758	iShares Core MSCI Emerging Markets ETF	14,986,030	4.0
46,505	iShares Core S&P 500 ETF	15,032,276	4.0
712	iShares Core S&P Mid-Cap ETF	146,544	0.1
1,926	iShares MSCI EAFE ETF	133,741	0.0
130,788 (5)	Schwab U.S. TIPS ETF	7,406,524	2.0
64,339	Vanguard Global ex-U.S. Real Estate ETF	3,801,792	1.0
41,068	Vanguard Real Estate ETF	3,810,700	1.0
154,933 (5)	Vanguard Value ETF	18,568,720	5.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: (continued)
	Total Exchange-Traded Funds (Cost $59,503,215)	$63,886,327	17.1
MUTUAL FUNDS: 14.8%
	Affiliated Investment Companies: 14.8%
119,121	Voya Emerging Markets Local Currency Debt Fund - Class P	887,452	0.3
1,181,428	Voya Floating Rate Fund - Class P	11,211,748	3.0
1,854,791	Voya High Yield Bond Fund - Class P	14,931,064	4.0
755,519	Voya Short Term Bond Fund - Class R6	7,449,420	2.0
622,029	Voya Small Company Fund - Class R6	9,373,972	2.5
1,086,189	Voya Strategic Income Opportunities Fund - Class P	11,187,744	3.0
	Total Mutual Funds (Cost $54,689,873)	55,041,400	14.8
RIGHTS: 0.0%
	Energy: 0.0%
914 (4)	Other Securities	6,128	0.0

	Health Care: 0.0%
4,512 (4)	Other Securities	13,581	0.0
	Total Rights (Cost $16,480)	19,709	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 4.7%
	Basic Materials: 0.1%
30,000 (2)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.700%, 06/01/2028	31,761	0.0
105,000 (2)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	108,797	0.0
315,000	Other Securities	340,790	0.1
		481,348	0.1
	Communications: 0.4%
187,000	AT&T, Inc., 4.300%-5.650%, 02/15/2030-03/09/2049	222,856	0.1
120,000 (2)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	123,942	0.0
200,000 (2)	Tencent Holdings Ltd., 2.985%, 01/19/2023	203,061	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
897,000	Other Securities	$1,001,866	0.3
		1,551,725	0.4
	Consumer, Cyclical: 0.3%
90,000 (2)	BMW US Capital LLC, 3.450%, 04/12/2023	93,381	0.0
20,000 (2)	Hyundai Capital America, 3.500%, 11/02/2026	20,289	0.0
1,047,725	Other Securities	1,092,544	0.3
		1,206,214	0.3
	Consumer, Non-cyclical: 0.7%
43,000 (2)	AbbVie, Inc., 2.600%, 11/21/2024	43,295	0.0
24,000 (2)	AbbVie, Inc., 2.950%, 11/21/2026	24,396	0.0
21,000 (2)	AbbVie, Inc., 3.200%, 11/21/2029	21,377	0.0
24,000 (2)	AbbVie, Inc., 4.050%, 11/21/2039	25,449	0.0
22,000	Amgen, Inc., 4.563%, 06/15/2048	25,543	0.0
23,000 (2)	Bristol-Myers Squibb Co., 3.400%, 07/26/2029	24,600	0.0
50,000 (2)	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	54,090	0.1
30,000 (2)	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	34,602	0.0
40,000 (2)	Bristol-Myers Squibb Co., 4.550%, 02/20/2048	48,985	0.0
48,000 (2)	Cargill, Inc., 3.875%, 05/23/2049	53,672	0.0
101,000	HCA, Inc., 4.500%-5.500%, 04/15/2025-06/15/2049	111,441	0.0
62,000 (2)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	63,703	0.0
15,000 (2)	Mars, Inc., 3.200%, 04/01/2030	15,877	0.0
13,000 (2)	Mars, Inc., 3.875%, 04/01/2039	14,365	0.0
42,000 (2)	Mars, Inc., 4.125%, 04/01/2054	47,949	0.0
75,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	75,532	0.0
19,000	Philip Morris International, Inc., 4.375%, 11/15/2041	21,054	0.0
5,000	S&P Global, Inc., 3.250%, 12/01/2049	5,113	0.0
1,900,000	Other Securities	2,043,481	0.6
		2,754,524	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: 0.7%
15,000 (2)	Cameron LNG LLC, 2.902%, 07/15/2031	$15,032	0.0
15,000 (2)	Cameron LNG LLC, 3.302%, 01/15/2035	15,143	0.0
200,000 (2)	KazMunayGas National Co. JSC, 4.750%, 04/24/2025	219,699	0.1
20,000 (2)	MPLX L.P., 5.250%, 01/15/2025	20,994	0.0
200,000 (2)	Petroleos del Peru SA, 4.750%, 06/19/2032	219,569	0.1
24,000 (2)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	24,413	0.0
1,955,000	Other Securities	2,031,252	0.5
		2,546,102	0.7
	Financial: 1.4%
200,000 (2)	ABN AMRO Bank NV, 4.750%, 07/28/2025	218,342	0.1
80,000 (2)	Barclays Bank PLC, 10.179%, 06/12/2021	88,929	0.0
206,000 (2)	BPCE SA, 5.700%, 10/22/2023	228,104	0.1
250,000 (2)	Credit Agricole SA/London, 2.375%, 07/01/2021	251,639	0.1
200,000 (2)	Danske Bank A/S, 2.800%, 03/10/2021	201,435	0.1
39,000 (2)(5)	Fairfax US, Inc., 4.875%, 08/13/2024	41,685	0.0
100,000 (2)(6)	Harborwalk Funding Trust, 5.077%, 02/15/2069	118,349	0.0
474,000 (6)	JPMorgan Chase & Co., 2.550%-5.000%, 10/29/2020-12/31/2199	492,149	0.1
27,000 (2)	Liberty Mutual Group, Inc., 3.951%, 10/15/2050	28,090	0.0
210,000 (6)	Morgan Stanley, 4.000%-5.500%, 07/28/2021-04/22/2039	229,090	0.1
55,000 (2)	New York Life Global Funding, 2.875%, 04/10/2024	56,735	0.0
24,000 (2)	Northwestern Mutual Life Insurance Co/The, 3.625%, 09/30/2059	24,052	0.0
70,000	Royal Bank of Canada, 2.703%, (US0003M + 0.660%), 10/05/2023	70,571	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
234,000 (6)	Wells Fargo & Co., 2.406%-4.750%, 01/24/2024-12/07/2046	$250,606	0.1
2,574,000	Other Securities	2,727,287	0.7
		5,027,063	1.4
	Industrial: 0.2%
652,000	Other Securities	686,816	0.2

	Technology: 0.2%
90,000	Apple, Inc., 3.750%, 09/12/2047	100,079	0.0
25,000 (2)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	28,774	0.0
649,000	Other Securities	690,758	0.2
		819,611	0.2
	Utilities: 0.7%
50,000 (2)	American Transmission Systems, Inc., 5.000%, 09/01/2044	62,664	0.1
50,000 (2)	American Transmission Systems, Inc., 5.250%, 01/15/2022	52,917	0.0
39,000 (2)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	40,604	0.0
48,000 (2)	DPL, Inc., 4.350%, 04/15/2029	46,309	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	54,433	0.0
12,000 (2)	Metropolitan Edison Co., 4.000%, 04/15/2025	12,777	0.0
2,134,000	Other Securities	2,241,198	0.6
		2,510,902	0.7
	Total Corporate Bonds/Notes (Cost $16,766,241)	17,584,305	4.7
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.1%
90,601	Alternative Loan Trust 2004-J7 MI, 2.812%, (US0001M + 1.020%), 10/25/2034	89,030	0.0
75,693	Alternative Loan Trust 2005-10CB 1A1, 2.292%, (US0001M + 0.500%), 05/25/2035	65,084	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
62,272	Alternative Loan Trust 2005-51 3A2A, 3.530%, (12MTA + 1.290%), 11/20/2035	$60,929	0.0
125,439	Alternative Loan Trust 2005-J2 1A12, 2.192%, (US0001M + 0.400%), 04/25/2035	107,265	0.1
116,010	Alternative Loan Trust 2006-19CB A12, 2.192%, (US0001M + 0.400%), 08/25/2036	75,176	0.0
89,148	Alternative Loan Trust 2006-HY11 A1, 1.912%, (US0001M + 0.120%), 06/25/2036	85,483	0.0
31,943	Alternative Loan Trust 2007-23CB A3, 2.292%, (US0001M + 0.500%), 09/25/2037	17,650	0.0
156,540	Alternative Loan Trust 2007-2CB 2A1, 2.392%, (US0001M + 0.600%), 03/25/2037	97,842	0.1
84,146	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 1.982%, (US0001M + 0.190%), 01/25/2037	80,407	0.0
100,000 (2)(6)	COLT 2018-1 M1 Mortgage Loan Trust, 3.661%, 02/25/2048	100,432	0.0
200,000 (2)(6)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	201,532	0.0
200,000 (2)(6)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	202,343	0.1
39,646	DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.044%, (US0001M + 0.280%), 08/19/2045	34,417	0.0
710,639	Fannie Mae 2011-113 CL, 4.000%, 11/25/2041	751,891	0.2
389,657	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	438,993	0.1
162,708	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 5.792%, (US0001M + 4.000%), 05/25/2025	172,766	0.0
250,002	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.242%, (US0001M + 4.450%), 01/25/2029	264,325	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
83,874	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.142%, (US0001M + 4.350%), 05/25/2029	$88,516	0.0
200,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.792%, (US0001M + 3.000%), 10/25/2029	209,117	0.1
200,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 4.642%, (US0001M + 2.850%), 11/25/2029	207,012	0.1
150,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.192%, (US0001M + 2.400%), 05/28/2030	152,917	0.0
93,569	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 4.592%, (US0001M + 2.800%), 02/25/2030	96,177	0.0
243,813	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 3.992%, (US0001M + 2.200%), 08/25/2030	246,135	0.1
284,713	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 3.792%, (US0001M + 2.000%), 03/25/2031	286,134	0.1
200,000 (2)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 4.092%, (US0001M + 2.300%), 08/25/2031	202,021	0.1
99,175	Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	109,049	0.0
296,709	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	321,678	0.1
271,424 (6)	Fannie Mae REMIC Trust 2009-50 HZ, 5.547%, 02/25/2049	296,522	0.1
181,378	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	203,373	0.1
255,662	Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/2040	287,469	0.1
133,829	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	148,620	0.0
475,579	Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	478,184	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
177,711	Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	$183,495	0.0
96,049 (2)(6)	Flagstar Mortgage Trust 2018-1 B2, 4.030%, 03/25/2048	100,052	0.1
96,049 (2)(6)	Flagstar Mortgage Trust 2018-1 B3, 4.030%, 03/25/2048	97,212	0.0
670,284	Freddie Mac 326 350, 3.500%, 03/15/2044	700,009	0.2
233,262	Freddie Mac 4634 ZM, 5.000%, 11/15/2056	307,126	0.1
98,536	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	108,422	0.0
131,085	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	147,334	0.0
77,088	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	86,085	0.0
21,915	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	24,920	0.0
57,325	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	63,044	0.0
175,008	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	192,546	0.1
72,910	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	82,019	0.0
65,311 (6)	Freddie Mac REMIC Trust 3524 LA, 5.210%, 03/15/2033	71,758	0.0
69,381	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	78,369	0.0
52,486	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	57,360	0.0
15,463	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	16,756	0.0
319,296	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	328,613	0.1
506,912	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	576,434	0.2
506,912	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	565,875	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
459,529	Freddie Mac REMICS 4495 PA, 3.500%, 09/15/2043	$477,495	0.1
32,534	Freddie Mac REMICS 4678 AB, 4.000%, 06/15/2044	33,580	0.0
1,000,000	Freddie Mac REMICS 4791 MT, 3.500%, 05/15/2044	1,024,987	0.3
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.492%, (US0001M + 4.700%), 04/25/2028	110,882	0.0
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.342%, (US0001M + 5.550%), 07/25/2028	331,248	0.1
189,438	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.142%, (US0001M + 2.350%), 04/25/2030	192,846	0.1
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.092%, (US0001M + 2.300%), 09/25/2030	101,217	0.0
813,971	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	797,116	0.2
61,209	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	67,097	0.0
358,118	Ginnie Mae Series 2010-164 JZ, 4.000%, 12/20/2040	384,819	0.1
23,958	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	26,422	0.0
53,157	HomeBanc Mortgage Trust 2004-1 2A, 2.652%, (US0001M + 0.860%), 08/25/2029	51,778	0.0
44,028	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.002%, (US0001M + 0.210%), 04/25/2046	41,820	0.0
37,856	Lehman XS Trust Series 2005-5N 1A2, 2.152%, (US0001M + 0.360%), 11/25/2035	35,046	0.0
52,266	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	42,162	0.0
200,000 (2)(6)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	200,061	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
83,509	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 2.302%, (US0001M + 0.510%), 08/25/2045	$83,775	0.0
44,333	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.282%, (US0001M + 0.490%), 10/25/2045	44,319	0.0
189,429	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.200%, (12MTA + 0.960%), 08/25/2046	141,734	0.1
25,961	Wells Fargo Alternative Loan 2007-PA2 2A1, 2.222%, (US0001M + 0.430%), 06/25/2037	21,567	0.0
24,786 (6)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 5.220%, 04/25/2036	24,335	0.0
32,765 (6)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.354%, 12/28/2037	31,474	0.0
985,479	Other Securities	980,048	0.3
	Total Collateralized Mortgage Obligations (Cost $14,845,488)	15,211,746	4.1
U.S. TREASURY OBLIGATIONS: 1.2%
	Treasury Inflation Indexed Protected Securities: 0.4%
1,637,882	0.250%,07/15/2029	1,654,375	0.4

	U.S. Treasury Bonds: 0.6%
747,000	2.250%,08/15/2049	724,020	0.2
1,360,000	3.500%,02/15/2039	1,628,738	0.4
		2,352,758	0.6
	U.S. Treasury Notes: 0.2%
639,500 (3)	Other Securities	636,488	0.2
	Total U.S. Treasury Obligations (Cost $4,660,492)	4,643,621	1.2
U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.9%
	Federal Home Loan Mortgage Corporation: 0.7%(7)
2,351,743	2.500%-6.500%, 05/01/2030-08/01/2048	2,471,719	0.7

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association: 0.2%
799,882 (6)	4.000%-5.310%, 11/20/2040-10/20/2060	$853,227	0.2

	Uniform Mortgage-Backed Securities: 1.0%
3,683,119	2.500%-7.000%, 06/01/2029-01/01/2047	3,875,208	1.0
	Total U.S. Government Agency Obligations (Cost $6,953,511)	7,200,154	1.9
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.6%
80,000 (2)(6)	BAMLL Re-REMIC Trust 2016-FRR16 B, 1.003%, 05/27/2021	76,912	0.0
70,000 (2)	Bancorp Commercial Mortgage 2018 CRE4 D Trust, 3.840%, (US0001M + 2.100%), 09/15/2035	70,160	0.0
3,000,000 (6)(8)	BANK 2017-BNK8 XB, 0.176%, 11/15/2050	38,971	0.0
995,608 (6)(8)	BANK 2019-BNK16 XA, 0.967%, 02/15/2052	69,766	0.0
2,180,000 (2)(6)(8)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	72,262	0.0
100,000 (2)	BDS 2018-FL2 D, 4.287%, (US0001M + 2.550%), 08/15/2035	100,062	0.0
997,853 (6)(8)	Benchmark 2019-B9 XA Mortgage Trust, 1.047%, 03/15/2052	78,804	0.0
190,000 (2)	Benchmark 2019-B14 D Mortgage Trust, 2.500%, 12/15/2061	160,537	0.1
200,000 (2)	BX Commercial Mortgage Trust 2019-XL J, 4.390%, (US0001M + 2.650%), 10/15/2036	200,757	0.1
80,000 (2)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	77,691	0.0
100,000 (2)	BX Trust 2019-CALM E, 3.750%, (US0001M + 2.000%), 11/25/2028	100,201	0.0
817,285 (6)(8)	CD 2017-CD4 Mortgage Trust XA, 1.309%, 05/10/2050	57,338	0.0
972,280 (6)(8)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.979%, 07/10/2049	91,278	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,322,714 (6)(8)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.109%, 10/12/2050	$84,108	0.0
988,333 (6)(8)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.917%, 09/15/2050	56,120	0.0
1,474,031 (6)(8)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.600%, 06/10/2051	70,360	0.0
1,119,308 (6)(8)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.190%, 08/10/2056	87,747	0.0
758,841 (6)(8)	COMM 2012-CR4 XA, 1.700%, 10/15/2045	30,088	0.0
2,380,000 (2)(6)(8)	COMM 2012-CR4 XB, 0.615%, 10/15/2045	40,127	0.0
1,585,026 (6)(8)	COMM 2016-CR28 XA, 0.687%, 02/10/2049	49,678	0.0
752,625 (6)(8)	COMM 2017-COR2 XA, 1.173%, 09/10/2050	55,041	0.1
110,000 (2)(6)	DBJPM 16-C3 Mortgage Trust, 3.491%, 08/10/2049	105,834	0.0
130,000 (2)(6)	DBWF 2015-LCM D Mortgage Trust, 3.421%, 06/10/2034	122,136	0.0
110,000 (2)	GPT 2018-GPP D Mortgage Trust, 3.590%, (US0001M + 1.850%), 06/15/2035	109,108	0.0
100,000 (2)	GS Mortgage Securities Corp. II 2018-RIVR F, 3.840%, (US0001M + 2.100%), 07/15/2035	99,726	0.1
100,000 (2)(6)	GS Mortgage Securities Trust 2010-C2 D, 5.180%, 12/10/2043	102,292	0.1
100,000 (2)(6)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	98,860	0.0
1,184,220 (6)(8)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.161%, 05/10/2045	33,109	0.0
1,175,494 (6)(8)	GS Mortgage Securities Trust 2014-GC22 XA, 0.986%, 06/10/2047	34,443	0.0
1,910,325 (6)(8)	GS Mortgage Securities Trust 2016-GS4 XA, 0.572%, 11/10/2049	51,615	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
853,750 (6)(8)	GS Mortgage Securities Trust 2017-GS6 XA, 1.042%, 05/10/2050	$55,578	0.0
1,227,251 (6)(8)	GS Mortgage Securities Trust 2019-GC38 XA, 0.964%, 02/10/2052	88,622	0.0
110,000 (2)(6)	Jackson Park Trust 2019-LIC F, 3.242%, 10/14/2039	94,969	0.0
100,000 (2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	100,144	0.0
1,355,616 (6)(8)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.734%, 12/15/2049	43,794	0.0
100,000 (2)(6)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	88,141	0.0
499,800 (6)(8)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.752%, 04/15/2047	10,473	0.0
100,000	JPMCC Commercial Mortgage Securities Trust 2019-COR4 A5, 4.029%, 03/10/2052	110,836	0.1
467,086 (2)(6)(8)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.713%, 11/15/2038	1,823	0.0
1,671,380 (6)(8)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.003%, 12/15/2047	63,562	0.0
62,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	65,900	0.0
75,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	67,577	0.1
4,559,399 (6)(8)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.645%, 11/15/2029	243,989	0.1
50,000 (2)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	47,327	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
100,000 (2)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	$93,046	0.0
100,000 (6)	Wells Fargo Commercial Mortgage Trust 2017-C40 C, 4.331%, 10/15/2050	104,029	0.1
80,000	Wells Fargo Commercial Mortgage Trust 2018-C44 A5, 4.212%, 05/15/2051	89,220	0.0
400,000 (2)	Wells Fargo Commercial Mortgage Trust 2018-C45 D, 3.000%, 06/15/2051	360,796	0.1
1,590,798 (2)(6)(8)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.811%, 08/15/2045	57,431	0.0
1,087,763 (6)(8)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.624%, 08/15/2052	128,256	0.1
1,509,000	Other Securities	1,599,665	0.4
	Total Commercial Mortgage-Backed Securities (Cost $5,894,827)	5,940,309	1.6
ASSET-BACKED SECURITIES: 1.8%
	Automobile Asset-Backed Securities: 0.2%
100,000 (2)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	102,687	0.0
650,000	Other Securities	664,229	0.2
		766,916	0.2
	Home Equity Asset-Backed Securities: 0.1%
450,937	Other Securities	408,288	0.1

	Other Asset-Backed Securities: 1.4%
300,000 (2)	ARES XLVI CLO Ltd. 2017-46A A2, 3.231%, (US0003M + 1.230%), 01/15/2030	293,729	0.1
250,000 (2)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.166%, (US0003M + 1.200%), 01/20/2031	243,933	0.1
250,000 (2)	BlueMountain CLO 2015-1A BR, 4.501%, (US0003M + 2.500%), 04/13/2027	250,211	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
16,450	Chase Funding Trust Series 2003-5 2A2, 2.392%, (US0001M + 0.600%), 07/25/2033	$16,168	0.0
250,000 (2)	Clear Creek CLO 2015-1A CR, 3.916%, (US0003M + 1.950%), 10/20/2030	241,512	0.0
274,930 (2)	J.G. Wentworth XXXIX LLC 2017-2A A, 3.530%, 09/15/2072	282,349	0.1
250,000 (2)	Jay Park CLO Ltd. 2016-1A BR, 3.966%, (US0003M + 2.000%), 10/20/2027	243,926	0.1
250,000 (2)	LCM XXIV Ltd. 24A A, 3.276%, (US0003M + 1.310%), 03/20/2030	250,019	0.1
250,000 (2)	Deer Creek Clo Ltd. 2017-1A A, 3.146%, (US0003M + 1.180%), 10/20/2030	249,794	0.1
99,250 (2)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	102,740	0.0
250,000 (2)	Dryden Senior Loan Fund 2017-47A A2, 3.351%, (US0003M + 1.350%), 04/15/2028	247,928	0.1
250,000 (2)	Eaton Vance Clo 2015-1A A2R Ltd., 3.216%, (US0003M + 1.250%), 01/20/2030	250,001	0.1
99,250 (2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	103,039	0.0
33,423 (2)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	34,499	0.0
250,000 (2)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	253,383	0.1
200,000 (2)(6)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	204,365	0.0
68,662 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	70,553	0.0
100,000 (2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	102,046	0.0
250,000 (2)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.376%, (US0003M + 1.375%), 07/15/2029	245,906	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (2)	Palmer Square CLO 2015-2A A1BR Ltd., 3.316%, (US0003M + 1.350%), 07/20/2030	$249,998	0.1
98,750 (2)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	100,648	0.0
99,000 (2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	106,652	0.0
250,000 (2)	THL Credit Wind River 2016-2A A1R CLO Ltd., 3.099%, (US0003M + 1.190%), 11/01/2031	249,754	0.0
250,000 (2)	THL Credit Wind River 2017-2A A CLO Ltd., 3.196%, (US0003M + 1.230%), 07/20/2030	250,054	0.1
250,000 (2)	Tiaa Clo III Ltd. 2017-2A A, 3.151%, (US0003M + 1.150%), 01/16/2031	248,295	0.1
98,000 (2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	99,777	0.0
98,000 (2)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	99,146	0.0
		5,090,425	1.4
	Student Loan Asset-Backed Securities: 0.1%
150,000 (2)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	153,354	0.1
13,612 (2)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	13,699	0.0
30,460 (2)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	30,701	0.0
25,399 (2)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	24,946	0.0
100,000 (2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	100,102	0.0
		322,802	0.1
	Total Asset-Backed Securities (Cost $6,507,014)	6,588,431	1.8

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: 0.1%
100,000 (2)	Dominican Republic International Bond, 5.500%, 01/27/2025	$107,917	0.0
430,000	Other Securities	384,124	0.1
	Total Sovereign Bonds (Cost $537,463)	492,041	0.1
	Total Long-Term Investments (Cost $327,275,825)	357,892,178	95.8
SHORT-TERM INVESTMENTS: 3.3%
	U.S. Government Agency Obligations: 1.7%
4,462,000 (9)	Federal Home Loan Bank Discount Notes, 1.420%, 01/31/2020	4,456,608	1.2
1,980,000 (9)	Federal Home Loan Bank Discount Notes, 1.570%, 05/06/2020	1,969,275	0.5
	Total U.S. Government Agency Obligations (Cost $6,425,218)	6,425,883	1.7

	U.S. Treasury Bills: 0.4%
1,629,000 (9)	United States Treasury Bill, 1.550%, 01/02/2020 (Cost $1,628,931)	1,629,000	0.4

	Repurchase Agreements: 0.7%
1,000,000 (10)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,000,087, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 01/25/20-10/15/60)	1,000,000	0.3
1,000,000 (10)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $1,000,096, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $1,020,000, due 04/15/20-03/31/21)	1,000,000	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
643,031 (10)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $643,086, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $655,892, due 06/30/21-12/01/49)	$643,031	0.2
	Total Repurchase Agreements (Cost $2,643,031)	2,643,031	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
1,740,531 (11)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $1,740,531)	1,740,531	0.5
	Total Short-Term Investments (Cost $12,437,711)	12,438,445	3.3
	Total Investments in Securities (Cost $339,713,536)	$370,330,623	99.1
	Assets in Excess of Other Liabilities	3,383,137	0.9
	Net Assets	$373,713,760	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
Security, or a portion of the security, is on loan.

(6)
Variable rate security. Rate shown is the rate in effect as of December 31, 2019.

(7)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(8)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(9)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2019.

(10)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(11)
Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$14,158,604	$1,412,238	$—	$15,570,842
Consumer Discretionary	15,610,238	2,554,543	—	18,164,781
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Consumer Staples	10,737,522	3,001,252	—	13,738,774
Energy	6,335,676	1,209,653	—	7,545,329
Financials	20,577,585	5,140,864	—	25,718,449
Health Care	21,432,934	3,348,118	—	24,781,052
Industrials	15,885,576	4,358,314	—	20,243,890
Information Technology	34,308,640	1,774,530	—	36,083,170
Materials	4,156,693	1,903,071	—	6,059,764
Real Estate	6,088,651	950,385	—	7,039,036
Utilities	5,273,868	1,065,180	—	6,339,048
Total Common Stock	154,565,987	26,718,148	—	181,284,135
Exchange-Traded Funds	63,886,327	—	—	63,886,327
Mutual Funds	55,041,400	—	—	55,041,400
Rights	19,709	—	—	19,709
Corporate Bonds/Notes	—	17,584,305	—	17,584,305
Collateralized Mortgage Obligations	—	15,211,746	—	15,211,746
Asset-Backed Securities	—	6,588,431	—	6,588,431
Sovereign Bonds	—	492,041	—	492,041
Commercial Mortgage-Backed Securities	—	5,940,309	—	5,940,309
U.S. Government Agency Obligations	—	7,200,154	—	7,200,154
U.S. Treasury Obligations	—	4,643,621	—	4,643,621
Short-Term Investments	1,740,531	10,697,914	—	12,438,445
Total Investments, at fair value	$275,253,954	$95,076,669	$—	$370,330,623
Other Financial Instruments+
Centrally Cleared Swaps	—	60,198	—	60,198
Forward Foreign Currency Contracts	—	4,622	—	4,622
Futures	135,850	—	—	135,850
Volatility Swaps	—	781	—	781
Total Assets	$275,389,804	$95,142,270	$—	$370,532,074
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(23,820)	$—	$(23,820)
Forward Foreign Currency Contracts	—	(14,899)	—	(14,899)
Forward Premium Swaptions	—	(10,956)	—	(10,956)
Futures	(555,759)	—	—	(555,759)
Total Liabilities	$(555,759)	$(49,675)	$—	$(605,434)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the yera ended Decmeber 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Local Currency Debt Fund - Class P	$1,348,459	$210,744	$(838,485)	$166,734	$887,452	$57,741	$(88,483)	$—
Voya Floating Rate Fund - Class P	10,727,558	962,135	(593,223)	115,278	11,211,748	672,135	(13,223)	—
Voya High Yield Bond Fund - Class P	—	15,907,204	(1,176,679)	200,539	14,931,064	641,144	(1,748)	—
Voya Short Term Bond Fund - Class R6	—	8,017,285	(638,086)	70,221	7,449,420	127,076	5,684	—
Voya Small Company Fund - Class R6	—	19,116,431	(10,102,639)	360,180	9,373,972	20,735	200,015	—
Voya Strategic Income Opportunities Fund - Class P	—	12,071,171	(984,477)	101,050	11,187,744	384,662	6,836	—
	$12,076,017	$56,284,970	$(14,333,589)	$1,014,002	$55,041,400	$1,903,493	$109,081	$—
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR 430,066	USD 29,000	Barclays Bank PLC	02/07/20	$1,561
USD 30,000	MXN 582,658	Barclays Bank PLC	02/07/20	(649)
USD 27,476	PEN 91,978	Barclays Bank PLC	02/07/20	(253)
USD 76,873	MYR 317,909	Barclays Bank PLC	02/07/20	(1,017)
USD 28,947	CLP 21,587,838	BNP Paribas	02/07/20	225
USD 12,000	PLN 46,409	BNP Paribas	02/07/20	(234)
USD 18,000	CLP 13,866,678	BNP Paribas	02/07/20	(449)
USD 105,992	BRL 427,042	BNP Paribas	02/07/20	(49)
RUB 1,351,481	USD 21,000	BNP Paribas	02/07/20	679
USD 62,493	THB 1,886,363	Citibank N.A.	02/07/20	(538)
USD 88,473	IDR 1,246,693,752	Citibank N.A.	02/07/20	(1,387)
USD 5,410	PHP 273,489	Citibank N.A.	02/07/20	20
USD 29,723	TRY 175,136	Citibank N.A.	02/07/20	552
BRL 49,986	USD 12,000	Credit Suisse International	02/07/20	412
USD 65,155	PLN 249,981	Goldman Sachs International	02/07/20	(743)
USD 38,956	HUF 11,506,323	Goldman Sachs International	02/07/20	(110)
USD 20,416	RON 87,618	Goldman Sachs International	02/07/20	(78)
USD 67,453	COP 224,676,210	Goldman Sachs International	02/07/20	(805)
USD 12,000	COP 41,222,880	Goldman Sachs International	02/07/20	(524)
USD 174	ILS 607	Goldman Sachs International	02/07/20	(2)
PHP 1,470,880	USD 29,000	JPMorgan Chase Bank N.A.	02/07/20	(12)
COP 92,733,660	USD 27,000	JPMorgan Chase Bank N.A.	02/07/20	1,173
USD 69,803	RUB 4,475,848	JPMorgan Chase Bank N.A.	02/07/20	(1,993)
USD 68,853	ZAR 1,028,635	Standard Chartered Bank	02/07/20	(4,242)
USD 46,553	CZK 1,068,020	Standard Chartered Bank	02/07/20	(559)
USD 55,821	MXN 1,085,060	Standard Chartered Bank	02/07/20	(1,255)
				$(10,277)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the following futures contracts were outstanding for Voya Balanced Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	47	03/20/20	$3,925,910	$61,245
Mini MSCI EAFE Index	76	03/20/20	7,738,700	(15,593)
U.S. Treasury 2-Year Note	75	03/31/20	16,162,500	(8,448)
U.S. Treasury 5-Year Note	33	03/31/20	3,914,109	(12,438)
U.S. Treasury Long Bond	4	03/20/20	623,625	(3,133)
U.S. Treasury Ultra Long Bond	55	03/20/20	9,991,094	(312,886)
			$42,355,938	$(291,253)
Short Contracts:
S&P 500® E-Mini	(73)	03/20/20	(11,793,515)	(203,261)
U.S. Treasury 10-Year Note	(47)	03/20/20	(6,035,828)	53,529
U.S. Treasury Ultra 10-Year Note	(14)	03/20/20	(1,969,844)	21,076
			$(19,799,187)	$(128,656)
At December 31, 2019, the following centrally cleared credit default swaps were outstanding for Voya Balanced Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Cross-over Index, Series 32, Version 1	Buy	(5.000)	12/20/24	EUR 1,210,000	$(184,942)	$(3,904)
					$(184,942)	$(3,904)
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 33, Version 2	Sell	5.000	12/20/24	USD 483,120	$46,541	$14,288
					$46,541	$14,288

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.785%	Semi-Annual	10/13/22	USD 1,701,000	$4,938	$4,938
Pay	3-month USD-LIBOR	Quarterly	2.099	Semi-Annual	10/13/25	USD 58,000	1,115	1,115
Receive	3-month USD-LIBOR	Quarterly	1.453	Semi-Annual	10/13/20	USD 715,000	1,881	1,881
Receive	3-month USD-LIBOR	Quarterly	1.623	Semi-Annual	09/13/29	USD 1,628,000	37,976	37,976
Receive	3-month USD-LIBOR	Quarterly	2.593	Semi-Annual	10/13/40	USD 221,000	(19,916)	(19,916)
							$25,994	$25,994
At December 31, 2019, the following over-the-counter volatility swaps were outstanding for Voya Balanced Portfolio:
Pay/Receive Volatility(1)	Reference Entity	Volatility Strike Rate	Counterparty	Maturity Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Receive	USD vs. CAD Spot Exchange Rate	4.140%	Barclays Bank PLC	01/17/20	USD	2,500	$642	$642
Receive	USD vs. CAD Spot Exchange Rate	4.125%	Citibank N.A.	01/10/20	USD	2,000	49	49
Receive	USD vs. CAD Spot Exchange Rate	4.060%	Societe Generale	01/10/20	USD	1,000	90	90
							$781	$781
At December 31, 2019, the following over-the-counter forward premium swaptions were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Exercise Rate(2)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(3)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Goldman Sachs International	5.130%	Receive	3-month USD-LIBOR	03/16/20	USD 1,517,000	$77,822	$(2,582)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.290%	Receive	3-month USD-LIBOR	02/27/20	USD 2,584,000	136,823	(8,374)
							$214,645	$(10,956)

(1)
Payments made at maturity date.

(2)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(3)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
BRL  –  Brazilian Real
CLP  –  Chilean Peso
COP  –  Colombian Peso
CZK  –  Czech Koruna
EUR  –  EU Euro
HUF  –  Hungarian Forint
IDR  –  Indonesian Rupiah
ILS  –  Israeli New Shekel
MXN  –  Mexican Peso
MYR  –  Malaysian Ringgit
PEN  –  Peruvian Nuevo Sol
PHP  –  Philippine Peso
PLN  –  Polish Zloty
RON  –  Romanian New Leu
RUB  –  Russian Ruble
THB  –  Thai Baht
TRY  –  Turkish Lira
USD  –  United States Dollar
ZAR  –  South African Rand
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$4,622
Foreign exchange contracts	Unrealized appreciation on OTC swap agreements	781
Equity contracts	Net Assets — Unrealized appreciation*	61,245
Interest rate contracts	Net Assets — Unrealized appreciation*	74,605
Credit contracts	Net Assets — Unrealized appreciation**	14,288
Interest rate contracts	Net Assets — Unrealized appreciation**	45,910
Total Asset Derivatives		$201,451
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$14,899
Equity contracts	Net Assets — Unrealized depreciation*	218,854
Interest rate contracts	Net Assets — Unrealized depreciation*	336,905
Credit contracts	Net Assets — Unrealized depreciation**	3,904
Interest rate contracts	Net Assets — Unrealized depreciation**	19,916
Interest rate contracts	Net Assets — Unrealized depreciation***	10,956
Total Liability Derivatives		$605,434

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

***
Includes cumulative appreciation/depreciation of forward premium swaptions as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$11,139	$—	$11,139
Equity contracts	—	—	963,218	—	—	963,218
Foreign exchange contracts	—	(81,808)	—	—	—	(81,808)
Interest rate contracts	(72,055)	—	745,390	9,717	(181,790)	501,262
Total	$(72,055)	$(81,808)	$1,708,608	$20,856	$(181,790)	$1,393,811
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$102,026	$102,026
Equity contracts	—	—	723,582	—	723,582
Foreign exchange contracts	—	(1,887)	—	781	(1,106)
Interest rate contracts	(78,446)	—	(545,536)	(4,512)	(628,494)
Total	$(78,446)	$(1,887)	$178,046	$98,295	$196,008

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Societe Generale	Standard Chartered Bank	Totals
Assets:
Forward foreign currency contracts	$1,561	$904	$572	$412	$—	$1,173	$—	$—	$—	$4,622
Volatility swaps	642	—	49	—	—	—	—	90	—	781
Total Assets	$2,203	$904	$621	$412	$—	$1,173	$—	$90	$—	$5,403
Liabilities:
Forward foreign currency contracts	$1,919	$732	$1,925	$—	$2,262	$2,005	$—	$—	$6,056	$14,899
Forward premium swaptions	—	—	—	—	2,582	—	8,374	—	—	10,956
Total Liabilities	$1,919	$732	$1,925	$—	$4,844	$2,005	$8,374	$—	$6,056	$25,855
Net OTC derivative instruments by counterparty, at fair value	$284	$172	$(1,304)	$412	$(4,844)	$(832)	$(8,374)	$90	$(6,056)	(20,452)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$284	$172	$(1,304)	$412	$(4,844)	$(832)	$(8,374)	$90	$(6,056)	$(20,452)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $341,101,651.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$33,377,555
Gross Unrealized Depreciation	(4,626,753)
Net Unrealized Appreciation	$28,750,802
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Australia: 3.3%
80,686	Rio Tinto Ltd.	$5,708,534	0.8
1,750,245	Other Securities	17,477,193	2.5
		23,185,727	3.3
	Belgium: 0.3%
26,846	Other Securities	2,136,269	0.3

	Canada: 4.4%
50,111 (1)	Canadian Imperial Bank of Commerce - XTSE	4,170,032	0.6
45,590	Waste Connections, Inc.	4,139,116	0.6
596,162 (2)	Other Securities	23,249,149	3.2
		31,558,297	4.4
	China: 0.3%
660,500	Other Securities	2,292,878	0.3

	Denmark: 1.2%
94,792	Novo Nordisk A/S	5,493,086	0.8
35,814	Other Securities	3,267,381	0.4
		8,760,467	1.2
	Finland: 0.7%
124,433	Other Securities	5,212,348	0.7

	France: 1.9%
504,575 (3)	Other Securities	13,487,872	1.9

	Germany: 1.1%
608,017 (3)	Other Securities	7,809,472	1.1

	Guernsey: 0.5%
54,103	Other Securities	3,905,695	0.5

	Hong Kong: 1.1%
1,485,300	Other Securities	7,621,042	1.1

	Israel: 0.3%
282,886	Other Securities	2,063,069	0.3

	Italy: 0.7%
840,808	Other Securities	4,698,477	0.7

	Japan: 8.9%
152,400 (1)	Canon, Inc.	4,170,956	0.6
1,965,388 (3)	Other Securities	59,179,821	8.3
		63,350,777	8.9
	Netherlands: 3.2%
191,596 (4)	ABN AMRO Bank NV	3,492,109	0.5
241,536	Royal Dutch Shell PLC - Class A	7,152,948	1.0
86,114	Unilever NV	4,942,167	0.7
629,909	Other Securities	6,857,657	1.0
		22,444,881	3.2
	New Zealand: 0.1%
274,203	Other Securities	799,581	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Norway: 0.2%
130,639	Other Securities	$1,324,786	0.2

	Singapore: 0.9%
3,817,900	Other Securities	6,447,338	0.9

	Spain: 2.2%
11,791 (4)	Aena SME SA	2,260,557	0.3
56,565	Amadeus IT Group SA	4,632,511	0.7
413,361	Other Securities	8,531,578	1.2
		15,424,646	2.2
	Sweden: 0.2%
91,434	Other Securities	1,410,329	0.2

	Switzerland: 2.8%
46,966	Nestle SA	5,084,787	0.7
25,062	Roche Holding AG	8,145,221	1.2
13,470	Zurich Insurance Group AG	5,525,388	0.8
18,231	Other Securities	1,011,410	0.1
		19,766,806	2.8
	United Kingdom: 4.3%
255,968 (4)	Auto Trader Group PLC	2,021,431	0.3
249,839	GlaxoSmithKline PLC	5,870,516	0.8
1,190,269	Legal & General Group PLC	4,781,410	0.7
3,503,893	Other Securities	17,712,129	2.5
		30,385,486	4.3
	United States: 60.9%
75,098	AbbVie, Inc.	6,649,177	0.9
85,190	Aflac, Inc.	4,506,551	0.6
22,849	Air Products & Chemicals, Inc.	5,369,287	0.8
106,295	Altria Group, Inc.	5,305,184	0.8
21,106	Amgen, Inc.	5,088,023	0.7
203,992	AT&T, Inc.	7,972,007	1.1
99,721	Bristol-Myers Squibb Co.	6,401,091	0.9
54,526	Chevron Corp.	6,570,928	0.9
145,093	Cisco Systems, Inc.	6,958,660	1.0
38,474	Citrix Systems, Inc.	4,266,767	0.6
46,031	Eli Lilly & Co.	6,049,854	0.9
79,801	General Mills, Inc.	4,274,142	0.6
29,357	Hershey Co.	4,314,892	0.6
33,812	Honeywell International, Inc.	5,984,724	0.8
112,357	Intel Corp.	6,724,566	1.0
41,524	International Business Machines Corp.	5,565,877	0.8
69,918	Johnson & Johnson	10,198,939	1.4
48,216	JPMorgan Chase & Co.	6,721,310	1.0
45,118	Leidos Holdings, Inc.	4,416,601	0.6
22,628	McDonald’s Corp.	4,471,519	0.6
86,573	Merck & Co., Inc.	7,873,814	1.1
144,430	Microsoft Corp.	22,776,611	3.2
59,072	Oneok, Inc.	4,469,978	0.6
112,086	Oracle Corp.	$5,938,316	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
50,655	Paychex, Inc.	4,308,714	0.6
49,941	PepsiCo, Inc.	6,825,437	1.0
179,427	Pfizer, Inc.	7,029,950	1.0
77,206	Philip Morris International, Inc.	6,569,459	0.9
39,893	Phillips 66	4,444,479	0.6
60,522	Procter & Gamble Co.	7,559,198	1.1
41,330	Quest Diagnostics, Inc.	4,413,631	0.6
48,058	Republic Services, Inc.	4,307,439	0.6
48,826	Starbucks Corp.	4,292,782	0.6
44,429	Texas Instruments, Inc.	5,699,796	0.8
50,358	Tyson Foods, Inc.	4,584,592	0.6
42,016	Waste Management, Inc.	4,788,143	0.7
112,947	Wells Fargo & Co.	6,076,549	0.9
4,717,608 (2)	Other Securities	203,263,303	28.6
		433,032,290	60.9
	Total Common Stock (Cost $650,194,179)	707,118,533	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Repurchase Agreements: 1.7%
2,974,853 (5)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/19, 1.65%, due 01/02/20 (Repurchase Amount $2,975,122, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $3,034,350, due 11/01/32-01/01/49)	2,974,853	0.4
2,974,853 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $2,975,111, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,034,350, due 01/25/20-10/15/60)	2,974,853	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
341,390 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $341,420, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $348,249, due 01/15/20-11/15/48)	$341,390	0.1
2,974,853 (5)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $2,975,138, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $3,034,350, due 04/15/20-03/31/21)	2,974,853	0.4
2,974,853 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,975,109, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,034,350, due 06/30/21-12/01/49)	2,974,853	0.4
	Total Repurchase Agreements (Cost $12,240,802)	12,240,802	1.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
847,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	847,000	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
540,000 (5)(6)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	$540,000	0.1
	Total Mutual Funds (Cost $1,387,000)	1,387,000	0.2
	Total Short-Term Investments (Cost $13,627,802)	13,627,802	1.9
	Total Investments in Securities (Cost $663,821,981)	$720,746,335	101.4
	Liabilities in Excess of Other Assets	(9,775,883)	(1.4)
	Net Assets	$710,970,452	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2019.

Sector Diversification	Percentage of Net Assets
Information Technology	20.9%
Financials	15.9
Health Care	12.2
Industrials	11.6
Consumer Staples	9.2
Consumer Discretionary	7.5
Communication Services	6.2
Utilities	4.5
Energy	4.5
Materials	3.7
Real Estate	3.3
Short-Term Investments	1.9
Liabilities in Excess of Other Assets	(1.4)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$23,185,727	$—	$23,185,727
Belgium	—	2,136,269	—	2,136,269
Canada	31,558,297	—	—	31,558,297
China	—	2,292,878	—	2,292,878
Denmark	—	8,760,467	—	8,760,467
Finland	1,104,437	4,107,911	—	5,212,348
France	2,548,008	10,939,864	—	13,487,872
Germany	2,318,635	5,490,837	—	7,809,472
Guernsey	3,905,695	—	—	3,905,695
Hong Kong	—	7,621,042	—	7,621,042
Israel	—	2,063,069	—	2,063,069
Italy	—	4,698,477	—	4,698,477
Japan	—	63,350,777	—	63,350,777
Netherlands	—	22,444,881	—	22,444,881
New Zealand	—	799,581	—	799,581
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Norway	—	1,324,786	—	1,324,786
Singapore	—	6,447,338	—	6,447,338
Spain	2,420,133	13,004,513	—	15,424,646
Sweden	—	1,410,329	—	1,410,329
Switzerland	—	19,766,806	—	19,766,806
United Kingdom	—	30,385,486	—	30,385,486
United States	433,032,290	—	—	433,032,290
Total Common Stock	476,887,495	230,231,038	—	707,118,533
Short-Term Investments	1,387,000	12,240,802	—	13,627,802
Total Investments, at fair value	$478,274,495	$242,471,840	$—	$720,746,335

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$31,711
Total	$31,711
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $665,223,078.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$70,775,173
Gross Unrealized Depreciation	(15,231,705)
Net Unrealized Appreciation	$55,543,468
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2019

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 33.2%
1,300,000	Federal Farm Credit Banks Funding Corp., 1.764%, (US0001M + 0.000%), 06/19/2020	$1,300,007	0.3
1,000,000	Federal Farm Credit Banks Funding Corp., 1.772%, (US0003M + (0.130)%), 02/03/2020	1,000,000	0.2
11,500,000	Federal Farm Credit Banks, 1.755%, (US0001M + (0.030)%), 04/22/2020	11,499,016	2.4
16,250,000	Federal Farm Credit Banks, 1.791%, (US0001M + 0.010%), 07/02/2020	16,250,000	3.5
4,750,000	Federal Farm Credit Banks, 1.835%, (US0001M + 0.050%), 02/21/2020	4,750,509	1.0
13,000,000	Federal Home Loan Bank Discount Notes, 0.880%, 01/03/2020	12,999,061	2.8
66,200,000	Federal Home Loan Bank Discount Notes, 1.240%, 01/07/2020	66,184,222	14.1
5,000,000	Federal Home Loan Bank Discount Notes, 1.580%, 02/28/2020	4,987,248	1.1
2,000,000	Federal Home Loan Bank Discount Notes, 1.600%, 04/24/2020	1,990,025	0.4
3,250,000	Federal Home Loan Banks, 1.605%, (SOFRRATE + 0.065%), 03/26/2020	3,250,000	0.7
17,000,000	Federal Home Loan Banks, 1.670%, (SOFRRATE + 0.130%), 10/16/2020	17,000,000	3.6
14,750,000	Federal Home Loan Banks, 1.782%, (US0001M + (0.010)%), 03/25/2020	14,750,000	3.1
	Total U.S. Government Agency Debt (Cost $155,960,088)	155,960,088	33.2
U.S. TREASURY DEBT: 14.2%
67,000,000 (1)	United States Treasury Bill, 1.580%, 06/18/2020	66,513,388	14.2
	Total U.S. Treasury Debt (Cost $66,513,388)	66,513,388	14.2
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY REPURCHASE AGREEMENT: 44.8%
	Repurchase Agreement: 44.8%
66,000,000	Deutsche Bank Repurchase Agreement dated 12/31/19, 1.5%, due 1/2/20, $66,005,500 to be received upon repurchase (Collateralized by $63,412,400, U.S. Treasury Debts, 0.625%-2.0%, Market Value plus accrued interest $67,320,088 due 7/15/21-11/15/21), 1.500%	$66,000,000	14.1
78,406,000	Deutsche Bank Repurchase Agreement dated 12/31/19, 1.55%, due 1/2/20, $78,412,752 to be received upon repurchase (Collateralized by $79,056,900, U.S. Treasury Note, 1.50%-2.125%, Market Value plus accrued interest $79,974,205 due 9/30/24-5/31/26), 1.550%	78,406,000	16.7
66,000,000	Deutsche Bank Repurchase Agreement dated 12/31/2019, 1.550%, due 1/2/2020, $66,005,683 to be received upon repurchase (Collateralized by $59,209,000, U.S. Treasury Bond, 3.0%, Market Value plus accrued interest $67,320,112 due 5/15/2047), 1.550%	66,000,000	14.0
	Total U.S. Treasury Repurchase Agreement (Cost $210,406,000)	210,406,000	44.8

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: 7.7%
21,000,000 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.540%, 01/02/20	21,000,000	4.5
15,000,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.550%, 01/02/20	15,000,000	3.2
	Total Investment Companies (Cost $36,000,000)	36,000,000	7.7

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2019 (continued)

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $468,879,476)	$468,879,476	99.9
Assets in Excess of Other Liabilities	391,881	0.1
Net Assets	$469,271,357	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2019.

(2)
Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:
SOFRRATE
Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

At December 31, 2019, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Investment Companies	$36,000,000	$—	$—	$36,000,000
U.S. Government Agency Debt	—	155,960,088	—	155,960,088
U.S. Treasury Debt	—	66,513,388	—	66,513,388
U.S. Treasury Repurchase Agreement	—	210,406,000	—	210,406,000
Total Investments, at fair value	$36,000,000	$432,879,476	$—	$468,879,476

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2019:
Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest (1)	Net Amount
Deutsche Bank	$210,406,000	$(210,406,000)	$—
Totals	$210,406,000	$(210,406,000)	$—

(1)
Collateral with a fair value of  $214,614,405 has been pledged in connection with the above government repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.5%
		Communication Services: 10.7%
106,817	(1)	Alphabet, Inc. - Class A	$143,069,622	4.5
1,885,514		AT&T, Inc.	73,685,887	2.3
1,201,092		Comcast Corp. – Class A	54,013,107	1.7
479,722		Walt Disney Co.	69,382,193	2.2
			340,150,809	10.7
		Consumer Discretionary: 8.1%
26,788	(1)	Amazon.com, Inc.	49,499,938	1.6
405,805		Hasbro, Inc.	42,857,066	1.3
1,341,754		MGM Resorts International	44,640,156	1.4
285,562		Ralph Lauren Corp.	33,473,578	1.0
345,324		Starbucks Corp.	30,360,886	1.0
922,892		TJX Cos., Inc.	56,351,785	1.8
			257,183,409	8.1
		Consumer Staples: 8.3%
191,614		Constellation Brands, Inc.	36,358,756	1.2
732,987	(2)	Kellogg Co.	50,693,381	1.6
1,111,503	(2)	Keurig Dr Pepper, Inc.	32,178,012	1.0
791,977		Philip Morris International, Inc.	67,389,323	2.1
406,079		Procter & Gamble Co.	50,719,267	1.6
463,236		Other Securities	25,640,113	0.8
			262,978,852	8.3
		Energy: 4.3%
1,282,174		BP PLC ADR	48,389,247	1.5
538,149		ConocoPhillips	34,995,829	1.1
608,315		Other Securities	53,866,138	1.7
			137,251,214	4.3
		Financials: 13.2%
719,545		American International Group, Inc.	36,934,245	1.2
1,459,532		Bank of America Corp.	51,404,717	1.6
381,850		Discover Financial Services	32,388,517	1.0
236,097		Goldman Sachs Group, Inc.	54,285,783	1.7
750,854		Hartford Financial Services Group, Inc.	45,629,397	1.4
592,214		Intercontinental Exchange, Inc.	54,809,406	1.7
637,717		JPMorgan Chase & Co.	88,897,750	2.8
938,423		US Bancorp	55,639,100	1.8
			419,988,915	13.2
		Health Care: 14.6%
615,465	(1)	Alcon, Inc.	34,816,855	1.1
215,728		Becton Dickinson & Co.	58,671,544	1.8
878,987	(1)	Boston Scientific Corp.	39,747,792	1.3
646,413		Bristol-Myers Squibb Co.	41,493,250	1.3
678,350		Johnson & Johnson	98,950,915	3.1
477,313		Medtronic PLC	54,151,160	1.7
554,836		Novartis AG ADR	52,537,421	1.7
353,364		Zimmer Biomet Holdings, Inc.	52,891,524	1.7
437,829		Other Securities	28,450,128	0.9
			461,710,589	14.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 8.9%
228,587		Cummins, Inc.	$40,907,930	1.3
138,566		Lockheed Martin Corp.	53,954,829	1.7
278,214		Norfolk Southern Corp.	54,009,684	1.7
186,672		Old Dominion Freight Line	35,426,612	1.1
150,002		Roper Technologies, Inc.	53,135,208	1.7
684,812		Other Securities	46,311,428	1.4
			283,745,691	8.9
		Information Technology: 22.9%
251,834	(1)	Adobe, Inc.	83,057,372	2.6
561,622		Analog Devices, Inc.	66,743,158	2.1
473,403		Apple, Inc.	139,014,791	4.4
390,915		Fidelity National Information Services, Inc.	54,372,367	1.7
142,956		Intuit, Inc.	37,444,465	1.2
580,673	(1)	Micron Technology, Inc.	31,228,594	1.0
1,418,190		Microsoft Corp.	223,648,563	7.1
343,181		Motorola Solutions, Inc.	55,300,186	1.7
290,527		Other Securities	35,225,645	1.1
			726,035,141	22.9
		Materials: 2.6%
199,352		Air Products & Chemicals, Inc.	46,845,726	1.5
469,199	(3)	Other Securities	35,843,539	1.1
			82,689,265	2.6
		Real Estate: 2.7%
331,078		Crown Castle International Corp.	47,062,738	1.5
299,835		Mid-America Apartment Communities, Inc.	39,536,243	1.2
			86,598,981	2.7
		Utilities: 3.2%
279,256		Entergy Corp.	33,454,869	1.1
189,749		NextEra Energy, Inc.	45,949,618	1.5
448,838		Other Securities	20,462,524	0.6
			99,867,011	3.2
		Total Common Stock (Cost $2,455,417,864)	3,158,199,877	99.5

Principal Amount†			Value	Percentage of Net Assets
OTHER(4): —%
Utilities: —%
10,000,000	(5)(6)	Southern Energy (Escrow)	—	—
		Total Other (Cost $—)	—	—
		Total Long-Term Investments (Cost $2,455,417,864)	3,158,199,877	99.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
		Commercial Paper: 0.2%
475,000	(7)	Australia & New Zealand Banking, 1.830%, 03/13/2020	$473,231	0.0
650,000	(7)	Banco Santander S.A., 1.950%, 02/05/2020	648,831	0.0
825,000	(7)	DBS Bank Ltd., 1.820%, 02/18/2020	822,992	0.1
425,000	(7)	Flex Co. LLC, 1.910%, 01/31/2020	424,341	0.0
350,000	(7)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020	349,314	0.0
425,000	(7)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	424,081	0.1
500,000	(7)	LMA Americas LLC, 1.810%, 01/23/2020	499,351	0.0
625,000	(7)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	623,711	0.0
650,000	(7)	Sheffield Receivables Company LLC, 2.000%, 03/16/2020	647,455	0.0
500,000	(7)	United Overseas Bnk Group, 1.900%, 01/24/2020	499,462	0.0
		Total Commercial Paper (Cost $5,412,769)	5,412,769	0.2

		Floating Rate Notes: 0.3%
475,000	(7)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	475,138	0.0
950,000	(7)	Bank of America Corp., 1.910%, 05/07/2020	950,000	0.0
850,000	(7)	Bank of Montreal, 1.960%, 02/26/2020	850,185	0.0
500,000	(7)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	500,140	0.0
250,000	(7)	Credit Suisse Group AG, 1.890%, 04/17/2020	250,112	0.0
700,000	(7)	Credit Suisse Group AG, 1.720%, 01/16/2020	700,052	0.0
350,000	(7)	DNB ASA, 1.880%, 03/04/2020	350,068	0.0
250,000	(7)	Lloyds Bank PLC, 1.880%, 01/15/2020	250,024	0.0
325,000	(7)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 03/12/2020	325,083	0.0
625,000	(7)	Mitsubishi UFJ Financial Group, Inc., 2.050%, 02/25/2020	625,216	0.1
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Floating Rate Notes (continued)
350,000	(7)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	$350,015	0.0
350,000	(7)	National Australia Bank Ltd., 1.890%, 02/10/2020	350,008	0.0
800,000	(7)	National Bank Of Canada, 1.950%, 02/27/2020	800,163	0.0
875,000	(7)	National Bank Of Canada, 1.990%, 05/01/2020	875,113	0.1
975,000	(7)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	975,031	0.1
300,000	(7)	Sumitomo Mitsui Trust Holdings, Inc., 1.980%, 05/07/2020	299,996	0.0
600,000	(7)	Sumitomo Mitsui Trust Holdings, Inc., 2.040%, 04/24/2020	599,996	0.0
275,000	(7)	The Norinchukin Bank, 2.050%, 04/24/2020	275,099	0.0
450,000	(7)	The Sumitomo Mitsui Financial Group, 1.840%, 01/10/2020	450,033	0.0
625,000	(7)	Westpac Banking Corp, 1.830%, 02/10/2020	625,050	0.0
		Total Floating Rate Notes (Cost $10,876,522)	10,876,522	0.3

		Repurchase Agreements: 0.9%
11,826,073	(7)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $11,827,090, collateralized by various U.S. Government Agency Obligations, 2.500%- 6.500%, Market Value plus accrued interest $12,063,647, due 09/01/24-11/01/49)	11,826,073	0.3
2,500,690	(7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $2,500,909, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $2,550,931, due 01/15/20-11/15/48)	2,500,690	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements (continued)
11,826,073	(7)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $11,827,090, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $12,062,595, due 06/30/21-12/01/49)	$11,826,073	0.4
3,849,711	(7)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $3,850,080, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,926,811, due 04/15/21-02/15/47)	3,849,711	0.1
		Total Repurchase Agreements (Cost $30,002,547)	30,002,547	0.9

		Certificates of Deposit: 0.1%
950,000	(7)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	950,033	0.1
500,000	(7)	Toronto-Dominion Bank, 1.850%, 03/18/2020	500,075	0.0
		Total Certificates of Deposit (Cost $1,450,108)	1,450,108	0.1

Shares			Value	Percentage of Net Assets
		Mutual Funds(7): 0.8%
24,034,000	(7)(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	24,034,000	0.8
1,230,000	(7)(8)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	1,230,000	0.0
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds(7) (continued)
Total Mutual Funds (Cost $25,264,000)	$25,264,000	0.8
Total Short-Term Investments (Cost $73,005,946)	73,005,946	2.3
Total Investments in Securities (Cost $2,528,423,810)	$3,231,205,823	101.8
Liabilities in Excess of Other Assets	(55,884,964)	(1.8)
Net Assets	$3,175,320,859	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$3,158,199,877	$—	$—	$3,158,199,877
Other	—	—	—	—
Short-Term Investments	25,264,000	47,741,946	—	73,005,946
Total Investments, at fair value	$3,183,463,877	$47,741,946	$—	$3,231,205,823

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, Voya Growth and Income Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Southern Energy (Escrow)	11/30/2005	$—	$—
		$—	$—
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $2,530,676,207.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$715,155,125
Gross Unrealized Depreciation	(14,625,509)
Net Unrealized Appreciation	$700,529,616
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 23.8%
	Basic Materials: 0.5%
2,486,000 (1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$2,535,979	0.1
1,550,000 (1)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.700%, 06/01/2028	1,640,971	0.0
3,250,000 (1)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	3,367,521	0.1
8,236,000 (2)	Other Securities	9,030,456	0.3
		16,574,927	0.5
	Communications: 2.2%
15,774,000	AT&T, Inc., 2.950%-5.150%, 07/15/2026-02/15/2050	18,209,751	0.5
8,734,000	Comcast Corp., 2.650%-4.600%, 02/01/2030-11/01/2049	9,668,653	0.3
4,885,000 (1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	5,045,472	0.1
2,630,000 (1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	2,670,253	0.1
7,971,000	Verizon Communications, Inc., 3.850%-4.862%, 12/03/2029-08/21/2046	9,440,714	0.3
28,846,000 (2)	Other Securities	32,470,907	0.9
		77,505,750	2.2
	Consumer, Cyclical: 1.6%
2,000,000 (1)	BMW US Capital LLC, 3.400%, 08/13/2021	2,045,585	0.0
3,500,000 (1)	BMW US Capital LLC, 3.450%, 04/12/2023	3,631,509	0.1
1,100,000 (1)	Hyundai Capital America, 3.500%, 11/02/2026	1,115,889	0.0
1,181,790	United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	1,228,244	0.1
2,236,167	United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	2,297,555	0.1
854,097 (3)	United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	868,116	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
4,201,309	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	$4,264,961	0.1
1,085,602	United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	1,096,021	0.0
39,812,715 (2)	Other Securities	41,239,726	1.2
		57,787,606	1.6
	Consumer, Non-cyclical: 4.3%
5,000,000 (1)	AbbVie, Inc., 2.300%, 11/21/2022	5,027,206	0.1
2,554,000 (1)(3)	AbbVie, Inc., 2.600%, 11/21/2024	2,571,506	0.1
1,441,000 (1)	AbbVie, Inc., 2.950%, 11/21/2026	1,464,769	0.0
1,255,000 (1)	AbbVie, Inc., 3.200%, 11/21/2029	1,277,507	0.0
1,441,000 (1)(3)	AbbVie, Inc., 4.050%, 11/21/2039	1,528,030	0.1
3,007,000	AbbVie, Inc., 2.900%-4.500%, 11/06/2022-05/14/2035	3,186,155	0.1
6,049,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%-4.900%, 02/01/2036-02/01/2046	7,106,159	0.2
2,760,000	Anheuser-Busch InBev Worldwide, Inc., 4.439%-5.450%, 01/23/2039-10/06/2048	3,268,258	0.1
1,265,000 (1)	Bristol-Myers Squibb Co., 3.400%, 07/26/2029	1,352,974	0.0
3,105,000 (1)	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	3,358,999	0.1
1,757,000 (1)	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	2,026,549	0.1
2,000,000 (1)	Cargill, Inc., 3.875%, 05/23/2049	2,236,314	0.1
2,195,000 (1)	Cigna Corp., 3.250%, 04/15/2025	2,276,976	0.1
7,750,000	Cigna Corp., 3.400%-4.800%, 09/17/2021-08/15/2038	8,185,671	0.2
64,248	CVS Pass-Through Trust, 6.943%, 01/10/2030	75,235	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
8,675,000	CVS Health Corp., 3.700%-5.050%, 03/09/2023-03/25/2048	$9,687,691	0.3
2,113,000 (1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,175,281	0.0
2,671,000 (1)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	2,744,358	0.1
324,000 (1)	Mars, Inc., 3.200%, 04/01/2030	342,959	0.0
696,000 (1)	Mars, Inc., 3.875%, 04/01/2039	769,075	0.0
1,342,000 (1)	Mars, Inc., 4.125%, 04/01/2054	1,532,078	0.1
83,605,000 (2)	Other Securities	89,619,794	2.5
		151,813,544	4.3
	Energy: 2.4%
1,015,000 (1)	Cameron LNG LLC, 2.902%, 07/15/2031	1,017,123	0.0
1,015,000 (1)	Cameron LNG LLC, 3.302%, 01/15/2035	1,024,686	0.0
1,345,000 (1)	MPLX L.P., 5.250%, 01/15/2025	1,411,841	0.0
1,500,000 (1)	Schlumberger Investment SA, 2.400%, 08/01/2022	1,512,838	0.1
1,052,000 (1)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	1,070,115	0.0
5,804,000	Williams Cos, Inc./The, 4.000%-5.400%, 09/15/2025-03/04/2044	6,287,468	0.2
3,506,000 (3)	Williams Partners L.P., 3.600%-3.750%, 03/15/2022-06/15/2027	3,639,383	0.1
66,301,000 (2)	Other Securities	69,209,160	2.0
		85,172,614	2.4
	Financial: 7.6%
1,840,000 (1)	ANZ New Zealand Int’l Ltd./London, 3.400%, 03/19/2024	1,918,115	0.1
28,028,000 (4)	Bank of America Corp., 3.194%-5.125%, 05/17/2022-12/31/2199	30,412,296	0.9
1,535,000 (1)	Banque Federative du Credit Mutuel SA, 2.375%, 11/21/2024	1,534,392	0.0
1,000,000 (1)	Barclays Bank PLC, 10.179%, 06/12/2021	1,111,611	0.0
4,115,000 (1)(4)	BNP Paribas SA, 2.819%, 11/19/2025	4,162,781	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
3,960,000 (1)	BPCE SA, 2.700%, 10/01/2029	$3,927,223	0.1
955,000 (1)	BPCE SA, 5.700%, 10/22/2023	1,057,473	0.0
9,000,000 (4)	Citigroup, Inc., 2.876%-5.500%, 07/24/2023-09/13/2025	9,661,659	0.3
2,000,000 (1)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	2,086,495	0.1
745,000 (1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	747,692	0.0
3,150,000 (1)	Credit Agricole SA/ London, 2.375%, 07/01/2021	3,170,654	0.1
6,000,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	6,704,544	0.2
3,000,000 (1)(4)	Credit Suisse Group AG, 2.997%, 12/14/2023	3,055,755	0.1
2,303,000	Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/2021	2,342,528	0.0
4,500,000 (1)(3)	Danske Bank A/S, 2.800%, 03/10/2021	4,532,279	0.1
18,788,000 (4)	JPMorgan Chase & Co., 3.207%-5.000%, 06/18/2022-12/31/2199	19,651,449	0.6
958,000 (1)	Liberty Mutual Group, Inc., 3.951%, 10/15/2050	996,681	0.0
315,000 (1)(3)	Mizuho Financial Group, Inc., 3.477%, 04/12/2026	330,202	0.0
5,870,000	Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	6,101,016	0.2
2,810,000 (1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	2,833,719	0.1
10,580,000	Morgan Stanley, 2.750%-5.500%, 07/28/2021-04/23/2027	11,122,859	0.3
1,575,000 (1)(4)	National Australia Bank Ltd., 3.933%, 08/02/2034	1,636,677	0.1
1,004,000 (1)(3)(4)	Nationwide Building Society, 3.960%, 07/18/2030	1,078,403	0.0
1,576,000 (1)(3)	New York Life Global Funding, 2.875%, 04/10/2024	1,625,708	0.0
2,661,000 (1)(4)	Nordea Bank ABP, 6.125%, 12/31/2199	2,834,191	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
2,000,000	Royal Bank of Canada, 2.703%, (US0003M + 0.660%), 10/05/2023	$2,016,321	0.1
6,600,000	Wells Fargo Bank NA, 3.625%, 10/22/2021	6,794,062	0.2
12,239,000 (3)(4)	Wells Fargo & Co., 2.406%-4.750%, 08/15/2023-12/07/2046	12,915,672	0.4
114,337,000 (2)	Other Securities	121,087,453	3.4
		267,449,910	7.6
	Industrial: 1.1%
2,000,000 (1)(3)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	2,014,076	0.1
1,330,000 (1)(3)	SMBC Aviation Capital Finance DAC, 3.550%, 04/15/2024	1,381,336	0.0
2,250,000 (1)	TTX Co., 3.600%, 01/15/2025	2,372,173	0.1
1,155,000 (1)	Vinci SA, 3.750%, 04/10/2029	1,259,993	0.0
29,763,000 (2)	Other Securities	31,526,917	0.9
		38,554,495	1.1
	Technology: 1.3%
1,000,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	1,150,969	0.0
3,030,000	IBM Credit LLC, 3.000%, 02/06/2023	3,117,994	0.1
6,000,000	International Business Machines Corp., 2.875%-3.300%, 11/09/2022-05/15/2026	6,298,849	0.2
10,000,000	Microsoft Corp., 3.700%-4.450%, 11/03/2045-08/08/2046	11,775,423	0.3
24,593,000 (2)	Other Securities	25,899,322	0.7
		48,242,557	1.3
	Utilities: 2.8%
2,500,000 (1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	3,133,198	0.1
3,219,000 (1)	American Transmission Systems, Inc., 5.250%, 01/15/2022	3,406,818	0.1
2,746,000 (1)(3)	DPL, Inc., 4.350%, 04/15/2029	2,649,240	0.0
1,055,000 (4)	Duke Energy Corp., 4.875%, 12/31/2199	1,107,934	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,485,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	$1,484,086	0.0
5,120,000 (3)	Duke Energy Carolinas LLC, 3.200%-4.000%, 09/30/2042-08/15/2049	5,374,984	0.2
1,783,000	Duke Energy Progress LLC, 3.700%-4.200%, 08/15/2045-10/15/2046	1,991,158	0.1
2,802,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	3,050,413	0.1
411,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	437,618	0.0
74,050,000 (2)	Other Securities	77,417,223	2.2
		100,052,672	2.8
	Total Corporate Bonds/Notes (Cost $802,057,229)	843,154,075	23.8
COLLATERALIZED MORTGAGE OBLIGATIONS: 19.1%
3,579,508 (1)(4)	Agate Bay Mortgage Trust 2015-6 B2, 3.605%, 09/25/2045	3,632,553	0.1
4,738,214	Alternative Loan Trust 2005-10CB 1A1, 2.292%, (US0001M + 0.500%), 05/25/2035	4,074,097	0.1
3,973,652	Alternative Loan Trust 2005-51 3A2A, 3.530%, (12MTA + 1.290%), 11/20/2035	3,887,940	0.1
1,708,879	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	1,582,463	0.1
2,159,815	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	2,147,338	0.1
463,871 (5)	Alternative Loan Trust 2005-J3 2A2, 3.208%, (-1.000*US0001M + 5.000%), 05/25/2035	41,168	0.0
1,482,221	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	1,131,809	0.0
3,076,983	Alternative Loan Trust 2006-HY11 A1, 1.912%, (US0001M + 0.120%), 06/25/2036	2,950,483	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,106,425	Alternative Loan Trust 2007-23CB A3, 2.292%, (US0001M + 0.500%), 09/25/2037	$1,163,905	0.0
172,950	Banc of America Funding 2007 8 Trust 4A1, 6.000%, 08/25/2037	163,662	0.0
3,702,441	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 1.982%, (US0001M + 0.190%), 01/25/2037	3,537,955	0.1
890,029 (1)(4)	Chase Home Lending Mortgage Trust 2019-ATR1 A3, 4.000%, 04/25/2049	906,942	0.0
20,064	CHL Mortgage Pass-Through Trust 2005-2 2A3, 2.472%, (US0001M + 0.680%), 03/25/2035	18,849	0.0
165,118	Citicorp Mortgage Securities Trust Series 2006-4 2A1, 5.500%, 08/25/2036	169,912	0.0
885,758	Citicorp Mortgage Securities Trust Series 2007-1 1A1, 6.000%, 01/25/2037	877,616	0.0
1,495,908 (4)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.170%, 09/25/2037	1,466,390	0.1
1,239,004 (1)(4)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,313,425	0.0
62,405 (4)	Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2A, 4.521%, 08/25/2035	63,490	0.0
2,374,521	Citigroup Mortgage Loan Trust, Inc. 2005-8 3A1, 5.500%, 09/25/2035	2,443,495	0.1
329,839	CitiMortgage Alternative Loan Trust Series 2007-A2 1A5, 6.000%, 02/25/2037	327,526	0.0
972,508	Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.292%, (US0001M + 0.500%), 11/25/2035	547,301	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,252,979	Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.512%, (US0001M + 0.720%), 11/25/2035	$5,231,016	0.2
650,194	DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.044%, (US0001M + 0.280%), 08/19/2045	564,442	0.0
1,000,000	Fannie Mae 2011-128 KB, 4.500%, 12/25/2041	1,137,249	0.0
12,090,957	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	13,621,835	0.4
2,206,134	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	2,260,450	0.1
28,090,696 (5)	Fannie Mae 2016-82 SD, 4.258%, (-1.000*US0001M + 6.050%), 11/25/2046	5,180,166	0.1
6,020,047	Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	6,253,775	0.2
8,400,000	Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.042%, (US0001M + 4.250%), 04/25/2029	9,029,953	0.3
3,532,937	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 5.792%, (US0001M + 4.000%), 05/25/2025	3,751,316	0.1
222,430	Fannie Mae Connecticut Avenue Securities 2015-C02 2M2, 5.792%, (US0001M + 4.000%), 05/25/2025	230,618	0.0
6,079,708	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 7.342%, (US0001M + 5.550%), 04/25/2028	6,494,450	0.2
7,100,000	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 6.042%, (US0001M + 4.250%), 01/25/2029	7,555,143	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,166,760	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.242%, (US0001M + 4.450%), 01/25/2029	$10,749,210	0.3
335,494	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.142%, (US0001M + 4.350%), 05/25/2029	354,064	0.0
4,800,000	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 5.342%, (US0001M + 3.550%), 07/25/2029	5,083,776	0.1
4,900,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.442%, (US0001M + 3.650%), 09/25/2029	5,165,940	0.1
1,500,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.792%, (US0001M + 3.000%), 10/25/2029	1,568,380	0.0
5,889,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 4.642%, (US0001M + 2.850%), 11/25/2029	6,095,466	0.2
9,050,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.992%, (US0001M + 2.200%), 01/25/2030	9,213,000	0.3
900,000	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 4.442%, (US0001M + 2.650%), 02/25/2030	924,370	0.0
8,050,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.192%, (US0001M + 2.400%), 05/28/2030	8,206,527	0.2
8,644,066	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.292%, (US0001M + 2.500%), 05/25/2030	8,783,522	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,491,306	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 4.592%, (US0001M + 2.800%), 02/25/2030	$4,616,489	0.1
6,924,295	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 3.992%, (US0001M + 2.200%), 08/25/2030	6,990,246	0.2
1,700,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 3.942%, (US0001M + 2.150%), 10/25/2030	1,714,654	0.1
1,200,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.342%, (US0001M + 2.550%), 12/25/2030	1,222,386	0.0
2,500,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 4.142%, (US0001M + 2.350%), 01/25/2031	2,538,021	0.1
5,409,539	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 3.792%, (US0001M + 2.000%), 03/25/2031	5,436,552	0.2
14,000,000	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.042%, (US0001M + 2.250%), 07/25/2030	14,198,023	0.4
3,500,000 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 4.092%, (US0001M + 2.300%), 08/25/2031	3,535,377	0.1
6,685,863 (1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.192%, (US0001M + 2.400%), 04/25/2031	6,768,939	0.2
2,245,584	Fannie Mae Connecticut Avenue Securities, 7.492%, (US0001M + 5.700%), 04/25/2028	2,496,098	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
522,246 (5)	Fannie Mae Interest Strip Series 418 10, 4.000%, 08/25/2043	$97,426	0.0
440,441 (5)	Fannie Mae Interest Strip Series 418 15, 3.500%, 08/25/2043	69,817	0.0
9,448	Fannie Mae REMIC Trust 1994-77 FB, 3.292%, (US0001M + 1.500%), 04/25/2024	9,590	0.0
365,822	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	400,476	0.0
291,353	Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	320,358	0.0
29,149	Fannie Mae REMIC Trust 2002-21 FC, 2.692%, (US0001M + 0.900%), 04/25/2032	29,606	0.0
909,940 (5)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	206,578	0.0
81,180	Fannie Mae REMIC Trust 2004-11 A, 1.912%, (US0001M + 0.120%), 03/25/2034	80,884	0.0
476,381	Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/2036	529,837	0.0
200,855	Fannie Mae REMIC Trust 2005-74 DK, 16.832%, (-4.000*US0001M + 24.000%), 07/25/2035	313,969	0.0
5,120,338 (5)	Fannie Mae REMIC Trust 2005-92 SC, 4.888%, (-1.000*US0001M + 6.680%), 10/25/2035	951,769	0.0
316,165	Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/2036	350,308	0.0
966,550	Fannie Mae REMIC Trust 2006-104 ES, 24.490%, (-5.000*US0001M + 33.450%), 11/25/2036	1,742,278	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,909,707 (5)	Fannie Mae REMIC Trust 2006-12 SD, 4.958%, (-1.000*US0001M + 6.750%), 10/25/2035	$961,372	0.0
2,614,177 (5)	Fannie Mae REMIC Trust 2006-123 UI, 4.948%, (-1.000*US0001M + 6.740%), 01/25/2037	559,951	0.0
674,639 (5)	Fannie Mae REMIC Trust 2006-72 HS, 4.908%, (-1.000*US0001M + 6.700%), 08/25/2026	80,797	0.0
200,294	Fannie Mae REMIC Trust 2007-73 A1, 1.711%, (US0001M + 0.060%), 07/25/2037	196,984	0.0
528,676	Fannie Mae REMIC Trust 2008-20 SP, 11.020%, (-2.500*US0001M + 15.500%), 03/25/2038	691,094	0.0
2,292,571	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,485,498	0.1
8,102,688 (5)	Fannie Mae REMIC Trust 2010-102 SB, 4.808%, (-1.000*US0001M + 6.600%), 09/25/2040	1,702,935	0.1
2,698,016 (5)	Fannie Mae REMIC Trust 2010-116 SE, 4.808%, (-1.000*US0001M + 6.600%), 10/25/2040	512,441	0.0
7,966,660 (5)	Fannie Mae REMIC Trust 2010-123 SL, 4.278%, (-1.000*US0001M + 6.070%), 11/25/2040	1,194,255	0.0
5,050,000	Fannie Mae REMIC Trust 2010-130 CX, 4.500%, 09/25/2039	5,242,936	0.2
4,098,790 (5)	Fannie Mae REMIC Trust 2010-55 AS, 4.628%, (-1.000*US0001M + 6.420%), 06/25/2040	760,692	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,159,907	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	$9,011,693	0.3
1,295,871	Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/2040	1,411,431	0.0
6,601,976 (5)	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/2041	558,284	0.0
1,787,961 (5)	Fannie Mae REMIC Trust 2012-10 US, 4.658%, (-1.000*US0001M + 6.450%), 02/25/2042	231,367	0.0
1,292,839	Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/2041	1,328,908	0.0
11,158,909 (5)	Fannie Mae REMIC Trust 2012-113 SG, 4.308%, (-1.000*US0001M + 6.100%), 10/25/2042	2,048,300	0.1
8,122,457 (5)	Fannie Mae REMIC Trust 2012-122 SB, 4.358%, (-1.000*US0001M + 6.150%), 11/25/2042	1,526,650	0.0
3,328,591 (5)	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/2032	286,731	0.0
3,922,600	Fannie Mae REMIC Trust 2012-131 BS, 3.371%, (-1.200*US0001M + 5.400%), 12/25/2042	3,678,632	0.1
12,825,019 (5)	Fannie Mae REMIC Trust 2012-137 SN, 4.308%, (-1.000*US0001M + 6.100%), 12/25/2042	2,255,513	0.1
4,962,687 (5)	Fannie Mae REMIC Trust 2012-15 SP, 4.828%, (-1.000*US0001M + 6.620%), 06/25/2040	493,573	0.0
3,077,923 (5)	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/2042	504,378	0.0
697,430	Fannie Mae REMIC Trust 2013-44 ZG, 3.500%, 03/25/2042	732,377	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,246,993 (5)	Fannie Mae REMIC Trust 2013-60 DS, 4.408%, (-1.000*US0001M + 6.200%), 06/25/2033	$1,737,956	0.1
8,438,293 (5)	Fannie Mae REMIC Trust 2013-9 DS, 4.358%, (-1.000*US0001M + 6.150%), 02/25/2043	1,947,750	0.1
270,426 (5)	Fannie Mae REMIC Trust 2013-9 SA, 4.358%, (-1.000*US0001M + 6.150%), 03/25/2042	40,434	0.0
3,104,671 (5)	Fannie Mae REMIC Trust 2014-81 JI, 4.000%, 09/25/2041	197,419	0.0
23,834,891 (5)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	5,367,622	0.2
3,785,347 (5)	Fannie Mae REMICS 2005-66 SY, 4.908%, (-1.000*US0001M + 6.700%), 07/25/2035	754,516	0.0
6,730,566 (5)	Fannie Mae REMICS 2006-120 QD, 2.908%, (-1.000*US0001M + 4.700%), 10/25/2036	691,116	0.0
3,202,055 (5)	Fannie Mae REMICS 2006-59 XS, 5.408%, (-1.000*US0001M + 7.200%), 07/25/2036	600,573	0.0
3,460,157 (5)	Fannie Mae REMICS 2007-53 SX, 4.308%, (-1.000*US0001M + 6.100%), 06/25/2037	653,236	0.0
1,357,406	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	1,507,429	0.0
103,000	Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	108,042	0.0
4,988,438 (5)	Fannie Mae REMICS 2011-149 ES, 4.208%, (-1.000*US0001M + 6.000%), 07/25/2041	631,704	0.0
1,180,640	Fannie Mae REMICS 2012-150 CS, 3.312%, (-1.500*US0001M + 6.000%), 01/25/2043	1,095,088	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
13,570,931 (5)	Fannie Mae REMICS 2016-93 SL, 4.858%, (-1.000*US0001M + 6.650%), 12/25/2046	$2,333,471	0.1
2,107,861	Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	2,142,487	0.1
447,160	Fannie Mae REMICS 2018-27 EA, 3.000%, 05/25/2048	459,806	0.0
2,270,365	Fannie Mae REMICS 2018-64 ET, 3.000%, 09/25/2048	2,312,880	0.1
13,756,058 (5)	Fannie Mae REMICS 2019-18 SA, 4.258%, (-1.000*US0001M + 6.050%), 05/25/2049	2,425,494	0.1
1,440,727 (1)(4)	Flagstar Mortgage Trust 2018-1 B1, 4.030%, 03/25/2048	1,520,288	0.0
1,536,775 (1)(4)	Flagstar Mortgage Trust 2018-1 B2, 4.030%, 03/25/2048	1,600,837	0.0
2,017,018 (1)(4)	Flagstar Mortgage Trust 2018-1 B3, 4.030%, 03/25/2048	2,041,450	0.1
1,740,240 (1)(4)	Flagstar Mortgage Trust 2018-2 B2, 4.050%, 04/25/2048	1,788,147	0.1
2,382,198 (1)(4)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	2,435,877	0.1
5,367,255 (5)	Freddie Mac 2815 GS, 4.260%, (-1.000*US0001M + 6.000%), 03/15/2034	899,950	0.0
16,900,738	Freddie Mac 326 350, 3.500%, 03/15/2044	17,650,233	0.5
4,217	Freddie Mac REMIC Trust 1125 Z, 8.250%, 08/15/2021	4,364	0.0
236,808	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	261,637	0.0
232,437	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	255,755	0.0
100,822	Freddie Mac REMIC Trust 2411 FJ, 2.090%, (US0001M + 0.350%), 12/15/2029	100,479	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
146,723	Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/2032	$163,125	0.0
377,820	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	424,655	0.0
298,809	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	307,791	0.0
312,322	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	348,777	0.0
18	Freddie Mac REMIC Trust 2559 PB, 5.500%, 08/15/2030	18	0.0
272,230	Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/2033	305,591	0.0
360,399 (5)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	80,433	0.0
444,119	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	505,021	0.0
1,205,787	Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/2034	1,353,824	0.0
858,663	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	943,792	0.0
981,247	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	1,079,130	0.0
5,944,805 (5)	Freddie Mac REMIC Trust 3045 DI, 4.990%, (-1.000*US0001M + 6.730%), 10/15/2035	1,132,382	0.0
2,641,194 (5)	Freddie Mac REMIC Trust 3064 SP, 4.860%, (-1.000*US0001M + 6.600%), 03/15/2035	187,210	0.0
398,031	Freddie Mac REMIC Trust 3065 DC, 14.641%, (-3.000*US0001M + 19.860%), 03/15/2035	548,440	0.0
828,970 (5)	Freddie Mac REMIC Trust 3102 IS, 18.188%, (-3.667*US0001M + 24.567%), 01/15/2036	421,743	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,210,190	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	$3,531,881	0.1
1,782,395 (5)	Freddie Mac REMIC Trust 3170 SA, 4.860%, (-1.000*US0001M + 6.600%), 09/15/2033	328,639	0.0
1,100,561 (5)	Freddie Mac REMIC Trust 3171 PS, 4.745%, (-1.000*US0001M + 6.485%), 06/15/2036	175,766	0.0
1,581,085	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	1,778,619	0.1
391,868 (4)	Freddie Mac REMIC Trust 3524 LA, 5.210%, 03/15/2033	430,546	0.0
104,954	Freddie Mac REMIC Trust 3556 NT, 4.840%, (US0001M + 3.100%), 03/15/2038	107,433	0.0
6,744,203 (5)	Freddie Mac REMIC Trust 3589 SB, 4.460%, (-1.000*US0001M + 6.200%), 10/15/2039	1,214,787	0.0
1,167,218 (5)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	160,021	0.0
7,100,810	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	7,964,997	0.2
2,503,998	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	2,827,374	0.1
289,045 (5)	Freddie Mac REMIC Trust 3710 SL, 4.260%, (-1.000*US0001M + 6.000%), 05/15/2036	3,459	0.0
1,299,802	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	1,468,175	0.1
939,491 (5)	Freddie Mac REMIC Trust 3752 WS, 4.860%, (-1.000*US0001M + 6.600%), 12/15/2039	40,456	0.0
1,094,809	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	1,196,472	0.0
4,840,334 (5)	Freddie Mac REMIC Trust 3820 BI, 4.000%, 11/15/2038	267,707	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,869,174	Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/2041	$2,007,749	0.1
5,967,029 (5)	Freddie Mac REMIC Trust 3856 KS, 4.810%, (-1.000*US0001M + 6.550%), 05/15/2041	1,033,796	0.0
1,523,000	Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/2041	1,695,949	0.1
2,205,813 (5)	Freddie Mac REMIC Trust 3925 SD, 4.310%, (-1.000*US0001M + 6.050%), 07/15/2040	220,366	0.0
10,523,781 (5)	Freddie Mac REMIC Trust 3925 SL, 4.310%, (-1.000*US0001M + 6.050%), 01/15/2041	1,124,821	0.0
2,551,517 (5)	Freddie Mac REMIC Trust 3936 GS, 4.960%, (-1.000*US0001M + 6.700%), 11/15/2025	92,507	0.0
13,803,239 (5)	Freddie Mac REMIC Trust 3951 SN, 4.810%, (-1.000*US0001M + 6.550%), 11/15/2041	2,788,920	0.1
4,567,395 (5)	Freddie Mac REMIC Trust 3984 NS, 4.860%, (-1.000*US0001M + 6.600%), 01/15/2040	272,229	0.0
1,066,903	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	1,156,166	0.0
2,123,073	Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/2042	2,504,064	0.1
1,977,944 (5)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	160,048	0.0
4,423,438 (5)	Freddie Mac REMIC Trust 4094 YS, 4.960%, (-1.000*US0001M + 6.700%), 04/15/2040	399,502	0.0
10,693,746 (5)	Freddie Mac REMIC Trust 4102 MS, 4.860%, (-1.000*US0001M + 6.600%), 09/15/2042	2,116,251	0.1
945,849 (5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	136,933	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,518,064	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	$5,679,083	0.2
27,067,017	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	30,024,728	0.9
9,530,157 (5)	Freddie Mac REMIC Trust 4313 SD, 4.410%, (-1.000*US0001M + 6.150%), 03/15/2044	1,645,464	0.1
14,720,680 (5)	Freddie Mac REMIC Trust 4313 SE, 4.410%, (-1.000*US0001M + 6.150%), 03/15/2044	2,616,373	0.1
2,827,310 (5)	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/2042	261,839	0.0
1,584,076 (5)	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/2043	264,201	0.0
7,310,997	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	8,313,692	0.2
5,889,646 (5)	Freddie Mac REMIC Trust 4346 ST, 4.460%, (-1.000*US0001M + 6.200%), 07/15/2039	708,621	0.0
11,296,966	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	12,611,011	0.4
5,582,702 (5)	Freddie Mac REMIC Trust 4386 LS, 4.360%, (-1.000*US0001M + 6.100%), 09/15/2044	947,735	0.0
9,465,521 (5)	Freddie Mac REMICS 3284 CI, 4.380%, (-1.000*US0001M + 6.120%), 03/15/2037	1,745,925	0.1
15,989,718 (5)	Freddie Mac REMICS 4675 KS, 4.260%, (-1.000*US0001M + 6.000%), 04/15/2047	3,063,384	0.1
500,398	Freddie Mac REMICS 4678 AB, 4.000%, 06/15/2044	516,487	0.0
14,252,296	Freddie Mac REMICS 4771 HZ, 3.500%, 03/15/2048	14,593,498	0.4
2,513,607	Freddie Mac REMICS 4787 PY, 4.000%, 05/15/2048	2,630,045	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,334,526	Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	$9,193,416	0.3
11,041,706 (5)	Freddie Mac Strips Series 311 S1, 4.210%, (-1.000*US0001M + 5.950%), 08/15/2043	2,088,700	0.1
876,290	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 5.792%, (US0001M + 4.000%), 08/25/2024	934,356	0.0
2,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 5.692%, (US0001M + 3.900%), 12/25/2027	2,069,788	0.1
3,100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.492%, (US0001M + 4.700%), 04/25/2028	3,437,338	0.1
1,282,935	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 5.592%, (US0001M + 3.800%), 03/25/2025	1,316,564	0.0
1,900,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.342%, (US0001M + 5.550%), 07/25/2028	2,097,903	0.1
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 5.642%, (US0001M + 3.850%), 03/25/2029	534,002	0.0
9,900,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.292%, (US0001M + 2.500%), 03/25/2030	10,141,832	0.3
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 5.342%, (US0001M + 3.550%), 08/25/2029	1,051,168	0.0
6,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.442%, (US0001M + 2.650%), 12/25/2029	6,376,369	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,630,315	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.142%, (US0001M + 2.350%), 04/25/2030	$6,749,601	0.2
6,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 3.592%, (US0001M + 1.800%), 07/25/2030	6,017,844	0.2
1,300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.092%, (US0001M + 2.300%), 09/25/2030	1,315,816	0.0
297,114	Freddie Mac Structured Pass Through Certificates T-54 2A, 6.500%, 02/25/2043	345,886	0.0
436,714	Freddie Mac Structured Pass Through Certificates T-62 1A1, 3.440%, (12MTA + 1.200%), 10/25/2044	443,133	0.0
48,569	Freddie Mac-Ginnie Mae Series 27 FC, 3.375%, (PRIME + (1.375)%), 03/25/2024	49,223	0.0
1,209,160 (1)(4)	Galton Funding Mortgage Trust 2017-2 A21, 4.000%, 06/25/2059	1,223,274	0.0
11,783,900 (5)	Ginnie Mae 2007-35 KY, 4.710%, (-1.000*US0001M + 6.450%), 06/16/2037	2,244,958	0.1
952,965	Ginnie Mae 2013-26 GU, 1.500%, 04/20/2042	928,976	0.0
926,676	Ginnie Mae 2013-26 JC, 2.000%, 01/20/2043	918,306	0.0
409,268	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	386,644	0.0
436,765	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	427,721	0.0
895,226 (5)	Ginnie Mae Series 2005-7 AH, 5.030%, (-1.000*US0001M + 6.770%), 02/16/2035	152,698	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
73,275	Ginnie Mae Series 2007-37 S, 18.921%, (-3.667*US0001M + 25.300%), 04/16/2037	$79,079	0.0
428,509	Ginnie Mae Series 2007-8 SP, 16.327%, (-3.242*US0001M + 22.049%), 03/20/2037	670,428	0.0
2,575,465 (5)	Ginnie Mae Series 2008-35 SN, 4.635%, (-1.000*US0001M + 6.400%), 04/20/2038	377,219	0.0
1,395,995 (5)	Ginnie Mae Series 2008-40 PS, 4.760%, (-1.000*US0001M + 6.500%), 05/16/2038	250,028	0.0
10,298,111 (5)	Ginnie Mae Series 2009-106 SU, 4.435%, (-1.000*US0001M + 6.200%), 05/20/2037	1,886,828	0.1
3,413,295 (5)	Ginnie Mae Series 2009-25 KS, 4.435%, (-1.000*US0001M + 6.200%), 04/20/2039	608,553	0.0
1,722,472	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	1,888,155	0.1
2,203,271	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	2,434,962	0.1
831,053 (5)	Ginnie Mae Series 2009-33 SN, 4.535%, (-1.000*US0001M + 6.300%), 05/20/2039	29,502	0.0
11,903,697	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	13,384,534	0.4
703,052 (5)	Ginnie Mae Series 2009-43 HS, 4.435%, (-1.000*US0001M + 6.200%), 06/20/2038	21,886	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,461,905 (5)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	$300,751	0.0
2,212,882 (5)	Ginnie Mae Series 2010-116 NS, 4.910%, (-1.000*US0001M + 6.650%), 09/16/2040	372,953	0.0
6,285,964 (5)	Ginnie Mae Series 2010-116 SK, 4.855%, (-1.000*US0001M + 6.620%), 08/20/2040	1,140,261	0.0
9,856,739 (5)	Ginnie Mae Series 2010-149 HS, 4.360%, (-1.000*US0001M + 6.100%), 05/16/2040	994,805	0.0
3,540,331 (5)	Ginnie Mae Series 2010-4 SP, 4.760%, (-1.000*US0001M + 6.500%), 01/16/2039	392,307	0.0
4,006,475	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	4,347,772	0.1
2,168,315 (5)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	221,060	0.0
2,575,206 (5)	Ginnie Mae Series 2010-68 MS, 4.085%, (-1.000*US0001M + 5.850%), 06/20/2040	438,494	0.0
4,996,081 (5)	Ginnie Mae Series 2010-9 JI, 5.000%, 01/20/2040	1,146,098	0.0
3,329,190 (5)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	253,983	0.0
949,605 (5)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	86,530	0.0
61,244	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	67,541	0.0
5,247,081 (5)	Ginnie Mae Series 2011-80 KS, 4.905%, (-1.000*US0001M + 6.670%), 06/20/2041	1,127,707	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
977,427 (5)	Ginnie Mae Series 2012-40 NI, 4.500%, 05/20/2040	$72,121	0.0
88,228	Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	89,587	0.0
13,552,059 (5)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	2,646,663	0.1
10,652,517 (5)	Ginnie Mae Series 2013-184 JI, 5.500%, 12/16/2043	2,436,140	0.1
11,636,636	Ginnie Mae Series 2014-3 EP, 2.750%, 02/16/2043	11,769,458	0.3
9,447,525 (5)	Ginnie Mae Series 2014-3 SU, 4.285%, (-1.000*US0001M + 6.050%), 07/20/2039	1,684,984	0.1
1,358,609	Ginnie Mae Series 2014-43 Z, 4.000%, 03/20/2044	1,567,512	0.1
11,633,554 (5)	Ginnie Mae Series 2014-55 MS, 4.460%, (-1.000*US0001M + 6.200%), 04/16/2044	2,198,604	0.1
13,077,977 (5)	Ginnie Mae Series 2014-56 SP, 4.460%, (-1.000*US0001M + 6.200%), 12/16/2039	1,891,421	0.1
10,388,822 (5)	Ginnie Mae Series 2014-58 CS, 3.860%, (-1.000*US0001M + 5.600%), 04/16/2044	1,670,784	0.1
13,296,439 (5)	Ginnie Mae Series 2014-79 BI, 6.000%, 05/16/2044	3,140,059	0.1
5,220,021 (5)	Ginnie Mae Series 2014-99 S, 3.835%, (-1.000*US0001M + 5.600%), 06/20/2044	967,083	0.0
3,627,411	Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	3,718,881	0.1
4,443,107	Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	4,580,789	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,594,009 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	$3,649,673	0.1
66,413	HarborView Mortgage Loan Trust 2005-2 2A1A, 2.204%, (US0001M + 0.440%), 05/19/2035	64,467	0.0
261,117	HomeBanc Mortgage Trust 2004-1 2A, 2.652%, (US0001M + 0.860%), 08/25/2029	254,343	0.0
3,000,000	HomeBanc Mortgage Trust 2005-4 M1, 2.262%, (US0001M + 0.470%), 10/25/2035	3,033,990	0.1
3,191,206	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.002%, (US0001M + 0.210%), 04/25/2046	3,031,142	0.1
2,643,286	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.002%, (US0001M + 0.210%), 02/25/2046	2,259,276	0.1
14,221 (4)	JP Morgan Mortgage Trust 2005-A1 6T1, 4.611%, 02/25/2035	14,369	0.0
116,502 (4)	JP Morgan Mortgage Trust 2007-A1 5A5, 4.305%, 07/25/2035	119,681	0.0
3,099,278 (1)(4)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	3,116,787	0.1
4,435,715 (1)(4)	JP Morgan Mortgage Trust 2017-4 B1, 3.952%, 11/25/2048	4,669,722	0.1
1,627,785 (1)(4)	JP Morgan Mortgage Trust 2017-4 B2, 3.952%, 11/25/2048	1,648,153	0.1
1,055,945 (1)(4)	JP Morgan Mortgage Trust 2017-6 B3, 3.826%, 12/25/2048	1,062,637	0.0
1,631,863 (1)(4)	JP Morgan Mortgage Trust 2018-1 B1, 3.744%, 06/25/2048	1,670,312	0.1
1,631,863 (1)(4)	JP Morgan Mortgage Trust 2018-1 B2, 3.744%, 06/25/2048	1,648,853	0.1
2,015,831 (1)(4)	JP Morgan Mortgage Trust 2018-1 B3, 3.744%, 06/25/2048	1,997,949	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,445,602 (1)(4)	JP Morgan Mortgage Trust 2018-3 B1, 3.762%, 09/25/2048	$1,489,927	0.0
1,301,687 (1)(4)	JP Morgan Mortgage Trust 2018-4 B1, 3.779%, 10/25/2048	1,343,198	0.0
551,255 (1)(4)	JP Morgan Mortgage Trust 2019-3 A3, 4.000%, 09/25/2049	558,232	0.0
1,216,648 (1)(4)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	1,235,958	0.0
1,460,671 (1)(4)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	1,499,241	0.0
4,864,514,781 (1)(5)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	5,922,060	0.2
8,721,537 (5)	Lehman Mortgage Trust 2006-9 2A5, 4.828%, (-1.000*US0001M + 6.620%), 01/25/2037	1,399,186	0.0
2,679,376	Lehman XS Trust Series 2005-5N 1A2, 2.152%, (US0001M + 0.360%), 11/25/2035	2,480,475	0.1
501,140	Merrill Lynch Mortgage Investors Trust Series 2005-A6 2A3, 2.172%, (US0001M + 0.380%), 08/25/2035	504,388	0.0
30,263	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 5A, 2.042%, (US0001M + 0.250%), 11/25/2035	29,043	0.0
2,000,000	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 3.592%, (US0001M + 1.800%), 09/25/2035	1,978,554	0.1
1,549,700	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	1,250,107	0.0
1,634,700 (1)(4)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	1,735,511	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
19,554 (1)(4)	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 7.000%, 02/19/2030	$20,028	0.0
990,582 (1)	RBSSP Resecuritization Trust 2011-3 2A1, 1.958%, (US0001M + 0.250%), 02/26/2037	993,363	0.0
60,665	Sequoia Mortgage Trust 2003-4 2A1, 2.115%, (US0001M + 0.350%), 07/20/2033	59,857	0.0
33,079 (4)	Sequoia Mortgage Trust 2005-4 2A1, 4.537%, 04/20/2035	34,889	0.0
1,294,851 (1)(4)	Sequoia Mortgage Trust 2014-3 B3, 3.936%, 10/25/2044	1,336,542	0.0
1,310,238 (1)(4)	Sequoia Mortgage Trust 2014-4 B3, 3.864%, 11/25/2044	1,346,045	0.1
1,146,668 (1)(4)	Sequoia Mortgage Trust 2015-2 B3, 3.738%, 05/25/2045	1,173,896	0.0
1,257,369 (1)(4)	Sequoia Mortgage Trust 2015-3 B3, 3.707%, 07/25/2045	1,259,026	0.0
2,900,000 (1)(4)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,040,648	0.1
1,180,401 (1)(4)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	1,197,880	0.0
4,824,883 (1)(4)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.487%, 02/25/2048	5,134,633	0.2
1,315,842 (1)(4)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	1,333,010	0.0
2,664,914 (1)(4)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	2,710,420	0.1
243,738	Structured Asset Mortgage Investments II Trust 2005-AR5 A2, 2.014%, (US0001M + 0.250%), 07/19/2035	241,014	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
110,583	Structured Asset Mortgage Investments II Trust 2005-AR5 A3, 2.014%, (US0001M + 0.250%), 07/19/2035	$110,200	0.0
1,200,000 (1)(4)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	1,200,365	0.0
1,300,000 (1)(4)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	1,307,875	0.0
1,796,057 (1)(6)	Verus Securitization Trust 2019-3 A2, 2.938% (Step Rate @ 3.938% on 07/25/2023), 07/25/2059	1,800,359	0.1
8,579	WaMu Mortgage Pass Through Certificates Series 2002-AR2 A, 2.350%, (COF 11 + 1.250%), 02/27/2034	8,570	0.0
30,947	WaMu Mortgage Pass Through Certificates Series 2002-AR9 1A, 3.640%, (12MTA + 1.400%), 08/25/2042	30,380	0.0
37,801	WaMu Mortgage Pass Through Certificates Series 2005-AR1 A1A, 2.432%, (US0001M + 0.640%), 01/25/2045	37,682	0.0
894,503 (4)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.210%, 10/25/2036	840,753	0.0
348,116	WaMu Mortgage Pass Through Certificates Series 2006-AR7 3A, 2.627%, (COF 11 + 1.500%), 07/25/2046	337,581	0.0
61,487,186 (4)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.276%, 08/25/2045	2,224,465	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,983,881	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.282%, (US0001M + 0.490%), 10/25/2045	$1,983,258	0.1
736,333 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.693%, 10/25/2036	725,207	0.0
1,375,040 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.342%, 12/25/2036	1,296,997	0.0
2,507,708 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.875%, 08/25/2046	2,435,202	0.1
3,248,885 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.501%, 04/25/2037	2,997,048	0.1
2,061,651 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.612%, 07/25/2037	1,888,727	0.0
3,026,747	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	2,842,820	0.1
263,534	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	262,665	0.0
1,921,753	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 1.892%, (US0001M + 0.100%), 12/25/2036	1,373,749	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,473,675	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.200%, (12MTA + 0.960%), 08/25/2046	$3,347,282	0.1
1,873,893	Wells Fargo Alternative Loan 2007-PA2 2A1, 2.222%, (US0001M + 0.430%), 06/25/2037	1,556,731	0.1
175,507 (4)	Wells Fargo Mortgage Backed Securities 2005-AR7 1A1, 5.076%, 05/25/2035	175,757	0.0
438,670 (4)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 5.220%, 04/25/2036	430,681	0.0
1,055,848 (1)(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.777%, 08/20/2045	1,053,656	0.0
17,520,204	Other Securities	17,388,463	0.5
	Total Collateralized Mortgage Obligations (Cost $658,635,023)	675,781,147	19.1
MUNICIPAL BONDS: 0.1%
	California: 0.1%
1,600,000	Other Securities	2,179,160	0.1
	Total Municipal Bonds (Cost $1,601,900)	2,179,160	0.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.0%
	Federal Home Loan Mortgage Corporation: 5.4%(7)
12,745,697	3.000%,10/01/2046	13,057,672	0.4
9,731,825	3.000%,10/01/2046	10,021,122	0.3
10,921,730	3.000%,03/01/2048	11,188,538	0.3
18,042,024	3.000%,08/01/2048	18,460,585	0.5
11,947,491	3.500%,01/01/2045	12,478,852	0.3
22,027,565	3.500%,03/01/2048	23,257,680	0.7
74,262	3.759%, (US0012M + 1.345%),09/01/2035	76,913	0.0
12,465	4.030%, (H15T1Y + 2.250%),11/01/2031	13,109	0.0
21,650	4.117%, (H15T1Y + 2.250%),11/01/2035	22,915	0.0
2,681	4.256%, (H15T1Y + 2.210%),06/01/2024	2,792	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
194,563	4.502%, (H15T1Y + 2.462%),01/01/2029	$200,583	0.0
617,147	4.566%, (US0012M + 1.721%),06/01/2035	648,609	0.0
5,040	4.763%, (H15T1Y + 2.250%),04/01/2032	5,306	0.0
2,915	4.891%, (H15T1Y + 2.250%),03/01/2036	3,080	0.0
96,317,435	2.500%-6.500%, 11/01/2021-06/01/2048	101,589,961	2.9
		191,027,717	5.4
	Federal National Mortgage Association: 0.1%(7)
1,969,069	3.355%-4.835%, 09/01/2031-10/01/2044	2,043,808	0.1

	Government National Mortgage Association: 2.1%
12,560,401	3.500%,12/20/2047	13,153,073	0.4
9,882,222	4.000%,04/20/2048	10,269,756	0.3
25,600,000 (8)	4.000%,01/20/2050	26,497,419	0.7
22,911,795 (4)	3.500%-5.500%, 11/15/2035-10/20/2060	24,333,404	0.7
		74,253,652	2.1
	Uniform Mortgage-Backed Securities: 11.4%
5,662,000 (8)	3.000%,01/25/2035	5,801,383	0.2
9,972,744	3.000%,12/01/2049	10,113,592	0.3
70,204,000	3.000%,01/01/2050	71,185,115	2.0
17,234,391	3.000%-4.000%, 06/01/2047-10/01/2049	18,061,725	0.5
14,123,719	3.000%,07/01/2043	14,539,496	0.4
10,037,645	3.000%,04/01/2045	10,329,581	0.3
11,701,957	3.000%,01/01/2047	11,970,410	0.3
28,620,417	3.500%,08/01/2046	30,273,532	0.9
13,693,045	3.500%,07/01/2048	14,449,046	0.4
9,617,289	4.000%,12/01/2039	10,312,165	0.3
11,379,725	4.000%,09/01/2048	11,954,986	0.3
181,635,442	2.500%-7.500%, 02/01/2021-03/01/2048	194,626,704	5.5
		403,617,735	11.4
	Total U.S. Government Agency Obligations (Cost $653,499,820)	670,942,912	19.0

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 2.6%
	Treasury Inflation Indexed Protected Securities: 1.4%
48,521,750	0.250%,07/15/2029	$49,010,358	1.4

	U.S. Treasury Bonds: 0.1%
2,351,000	Other Securities	2,278,675	0.1

	U.S. Treasury Notes: 1.1%
10,375,700	1.625%,12/31/2021	10,386,170	0.3
12,769,900	1.750%,12/31/2024	12,798,869	0.3
16,340,000 (3)	1.625%-1.750%, 12/15/2022-11/15/2029	16,222,335	0.5
		39,407,374	1.1
	Total U.S. Treasury Obligations (Cost $90,794,931)	90,696,407	2.6
ASSET-BACKED SECURITIES: 8.5%
	Automobile Asset-Backed Securities: 0.2%
1,750,000 (1)	OSCAR US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/2024	1,767,773	0.1
1,250,000 (1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	1,283,585	0.0
4,400,000	Other Securities	4,445,953	0.1
		7,497,311	0.2
	Home Equity Asset-Backed Securities: 0.3%
1,401,591 (1)(4)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	1,340,587	0.0
1,107,868	Home Equity Asset Trust 2005-2 M5, 2.887%, (US0001M + 1.095%), 07/25/2035	1,118,509	0.0
2,400,000	Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 2.707%, (US0001M + 0.915%), 03/25/2035	2,415,471	0.1
532,777	New Century Home Equity Loan Trust 2005-2 M3, 2.527%, (US0001M + 0.735%), 06/25/2035	532,957	0.0
54,127	Renaissance Home Equity Loan Trust 2003-2 A, 2.672%, (US0001M + 0.880%), 08/25/2033	54,170	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities (continued)
58,318	Securitized Asset Backed Receivables LLC Trust 2006-WM4 A2A, 1.872%, (US0001M + 0.080%), 11/25/2036	$22,024	0.0
3,272,961	WaMu Asset-Backed Certificates WaMu Series 2007-HE4 2A3 Trust, 1.962%, (US0001M + 0.170%), 07/25/2047	2,258,953	0.1
2,280,876	Other Securities	2,396,999	0.1
		10,139,670	0.3
	Other Asset-Backed Securities: 7.3%
1,500,045 (1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	1,519,288	0.0
1,740,948 (1)(4)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	1,764,200	0.1
9,000,000 (1)	Allegany Park CLO Ltd. 2019-1A A, 3.238%, (US0003M + 1.330%), 01/20/2033	9,000,000	0.3
4,090,000 (1)	ALM VIII Ltd. 2013-8A A1R, 3.491%, (US0003M + 1.490%), 10/15/2028	4,091,865	0.1
2,484,131 (1)(4)(5)(9)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	—	—
9,500,000 (1)	Apidos CLO XXXII 2019-32A A1, 3.228%, (US0003M + 1.320%), 01/20/2033	9,500,000	0.3
8,000,000 (1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.231%, (US0003M + 1.230%), 01/15/2030	7,832,776	0.2
3,470,000 (1)	Babson CLO Ltd. 2017-1A A2, 3.353%, (US0003M + 1.350%), 07/18/2029	3,429,571	0.1
4,393,000 (1)	Babson CLO Ltd. 2018-3A A2, 3.266%, (US0003M + 1.300%), 07/20/2029	4,315,007	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,600,000 (1)	Bain Capital Credit CLO 2017-1A A2, 3.316%, (US0003M + 1.350%), 07/20/2030	$1,589,272	0.0
3,200,000 (1)	Beechwood Park CLO Ltd. 2019-1A A1, 3.233%, (US0003M + 1.330%), 01/17/2033	3,199,997	0.1
9,020,000 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 3.251%, (US0003M + 1.250%), 07/15/2029	9,019,684	0.3
5,000,000 (1)	Benefit Street Partners CLO XIX Ltd. 2019-19A A, 3.258%, (US0003M + 1.350%), 01/15/2033	5,000,000	0.1
5,070,000 (1)	BlueMountain CLO 2015-1A BR, 4.501%, (US0003M + 2.500%), 04/13/2027	5,074,274	0.1
4,000,000 (1)	Carbone CLO Ltd. 2017-1A A1, 3.106%, (US0003M + 1.140%), 01/20/2031	3,989,628	0.1
2,400,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 3.132%, (US0003M + 1.130%), 04/17/2031	2,374,747	0.1
57,053	Chase Funding Trust Series 2002-4 2A1, 2.532%, (US0001M + 0.740%), 10/25/2032	57,238	0.0
106,708	Chase Funding Trust Series 2003-5 2A2, 2.392%, (US0001M + 0.600%), 07/25/2033	104,874	0.0
3,750,000 (1)	CIFC Funding 2013-2A A1LR, 3.213%, (US0003M + 1.210%), 10/18/2030	3,749,996	0.1
3,000,000 (1)	CIFC Funding 2017-2A C, 4.316%, (US0003M + 2.350%), 04/20/2030	2,965,467	0.1
4,000,000 (1)	CIFC Funding 2019-6A A1 Ltd., 3.238%, (US0003M + 1.330%), 01/16/2033	3,999,960	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,766,000 (1)	Cole Park CLO Ltd. 2015-1A CR, 3.966%, (US0003M + 2.000%), 10/20/2028	$2,757,923	0.1
128,803	Countrywide Asset-Backed Certificates 2006-26 2A3, 1.962%, (US0001M + 0.170%), 06/25/2037	128,984	0.0
6,381,542	Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 1.942%, (US0001M + 0.150%), 10/25/2036	5,701,176	0.2
945,250 (1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	981,215	0.0
497,500 (1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	510,850	0.0
12,160,000 (1)	Dewolf Park Clo Ltd. 2017-1A A, 3.211%, (US0003M + 1.210%), 10/15/2030	12,159,939	0.3
1,389,500 (1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	1,438,355	0.0
1,200,000 (1)	Dryden 55 CLO Ltd. 2018-55A A1, 3.021%, (US0003M + 1.020%), 04/15/2031	1,193,706	0.0
8,610,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 3.351%, (US0003M + 1.350%), 04/15/2028	8,538,657	0.3
7,460,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.110%, (US0003M + 1.200%), 08/15/2030	7,460,075	0.2
3,662,325 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	3,802,150	0.1
4,250,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.156%, (US0003M + 1.220%), 07/24/2030	4,243,349	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,100,000 (1)	Gilbert Park CLO Ltd. 2017-1A A, 3.191%, (US0003M + 1.190%), 10/15/2030	$2,096,558	0.1
124,025	GSAMP Trust 2007-FM1 A2A, 1.862%, (US0001M + 0.070%), 12/25/2036	71,732	0.0
2,369,665 (1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	2,445,952	0.1
2,000,000 (1)	Jay Park CLO Ltd. 2016-1A BR, 3.966%, (US0003M + 2.000%), 10/20/2027	1,951,408	0.1
1,600,000 (1)	Jersey Mike’s Funding 2019-1A A2, 4.433%, 02/15/2050	1,603,573	0.0
4,300,000 (1)(8)	KKR CLO 21 A Ltd., 3.001%, (US0003M + 1.000%), 04/15/2031	4,225,180	0.1
10,000,000 (1)	LCM 26A A2 Ltd., 3.216%, (US0003M + 1.250%), 01/20/2031	9,832,300	0.3
1,308,000 (1)	LCM XIV L.P. 14A AR, 3.006%, (US0003M + 1.040%), 07/20/2031	1,293,073	0.0
6,690,000 (1)	LCM XXIII Ltd. 23A A1, 3.366%, (US0003M + 1.400%), 10/20/2029	6,690,027	0.2
58,753	Long Beach Mortgage Loan Trust 2004-4 1A1, 2.352%, (US0001M + 0.560%), 10/25/2034	56,941	0.0
2,120,000 (1)	Madison Park Funding XV Ltd. 2014-15A B1R, 4.136%, (US0003M + 2.200%), 01/27/2026	2,120,174	0.1
1,500,000 (1)	Marlette Funding Trust 2018-1A C, 3.690%, 03/15/2028	1,509,788	0.0
1,750,000 (1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	1,773,680	0.1
2,574,828 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	2,645,744	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,500,000 (1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	$1,530,692	0.0
3,118,403 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	3,177,336	0.1
2,000,000 (1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 4.590%, (US0003M + 2.450%), 10/16/2032	2,001,046	0.1
4,510,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.286%, (US0003M + 1.320%), 03/17/2030	4,520,932	0.1
3,000,000 (1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.351%, (US0003M + 1.350%), 07/15/2029	2,968,431	0.1
2,250,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.376%, (US0003M + 1.375%), 07/15/2029	2,213,152	0.1
4,000,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.316%, (US0003M + 1.350%), 07/19/2030	3,933,044	0.1
8,000,000 (1)	OHA Loan Funding 2015-1A A1R2 Ltd., 3.191%, (US0003M + 1.340%), 11/15/2032	7,999,992	0.2
1,375,000 (1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.236%, (US0003M + 1.270%), 07/20/2030	1,375,410	0.0
4,070,000 (1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.316%, (US0003M + 1.350%), 07/20/2030	4,069,971	0.1
3,000,000 (1)	Palmer Square CLO 2018-1A A1 Ltd., 3.033%, (US0003M + 1.030%), 04/18/2031	2,986,707	0.1
5,700,000 (1)	Palmer Square Loan Funding 2017-1A C Ltd., 4.801%, (US0003M + 2.800%), 10/15/2025	5,702,827	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (1)	Palmer Square Loan Funding 2018-1A C Ltd., 3.851%, (US0003M + 1.850%), 04/15/2026	$1,939,028	0.1
900,000 (1)(8)	Palmer Square Loan Funding 2018-2A C Ltd., 3.951%, (US0003M + 1.950%), 07/15/2026	873,741	0.0
1,748,759	Park Place Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2005-WHQ1 M4, 2.872%, (US0001M + 1.080%), 03/25/2035	1,753,904	0.0
4,375,000 (1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	4,453,306	0.1
1,500,000 (1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	1,535,720	0.1
3,200,000 (1)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	3,299,984	0.1
1,000,000 (1)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	1,027,312	0.0
2,060,000 (1)	Sound Point CLO XXV Ltd. 2019-4A A1A, 3.308%, (US0003M + 1.400%), 01/15/2033	2,060,000	0.1
1,936,556 (1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	2,083,922	0.1
1,782,000 (1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,919,739	0.1
5,500,000 (1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	5,482,302	0.2
2,400,000 (1)	THL Credit Wind River 2013-2A AR CLO Ltd., 3.233%, (US0003M + 1.230%), 10/18/2030	2,391,082	0.0
9,500,000 (1)	THL Credit Wind River 2016-2A A1R CLO Ltd., 3.099%, (US0003M + 1.190%), 11/01/2031	9,490,661	0.3
1,500,000 (1)(4)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	1,530,419	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,666,000 (1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	$1,685,492	0.0
2,453,961	Other Securities	2,487,751	0.1
		256,304,256	7.3
	Student Loan Asset-Backed Securities: 0.7%
1,250,000 (1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	1,255,712	0.0
1,800,000 (1)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	1,840,248	0.1
1,057,207 (1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	1,063,994	0.0
1,492,549 (1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	1,504,341	0.0
363,714 (1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	367,452	0.0
750,000 (1)	Navient Private Education Loan Trust 2014-AA A3, 3.340%, (US0001M + 1.600%), 10/15/2031	765,492	0.0
2,000,000 (1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	2,037,548	0.1
1,550,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,469,975	0.0
1,500,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,501,525	0.1
146,914 (1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	147,004	0.0
2,500,000 (1)(4)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,549,647	0.1
2,100,000 (1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	2,139,791	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
2,200,000 (1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	$2,232,297	0.1
5,000,000 (1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	5,101,184	0.1
1,000,000 (1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,041,951	0.0
		25,018,161	0.7
	Total Asset-Backed Securities (Cost $297,160,982)	298,959,398	8.5
COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.9%
12,747,569 (4)(5)	BANK 2019-BNK16 XA, 0.967%, 02/15/2052	893,276	0.0
3,120,000	BANK 2019-BNK17 A4, 3.714%, 04/15/2052	3,392,642	0.1
1,870,000	BANK 2019-BNK18 A4, 3.584%, 05/15/2062	2,016,624	0.1
2,600,000 (1)	BANK 2019-BNK18 D, 3.000%, 05/15/2062	2,362,717	0.1
3,360,000 (4)	Bank 2019-BNK19 C, 4.035%, 08/15/2061	3,528,187	0.1
51,245,858 (4)(5)	Bank 2019-BNK19 XA, 0.965%, 08/15/2061	3,922,553	0.1
22,800,000 (1)(4)(5)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	755,772	0.0
3,940,000	Benchmark 2019-B11 A5 Mortgage Trust, 3.542%, 05/15/2052	4,237,677	0.1
27,834,515 (4)(5)	Benchmark 2019-B12 XA Mortgage Trust, 1.069%, 08/15/2052	2,080,349	0.1
4,530,000	Benchmark 2019-B13 A4 Mortgage Trust, 2.952%, 08/15/2057	4,649,567	0.1
19,692,628 (4)(5)	Benchmark 2019-B9 XA Mortgage Trust, 1.047%, 03/15/2052	1,555,192	0.1
3,690,000 (1)	BHP Trust 2019-BXHP D, 3.511%, (US0001M + 1.771%), 08/15/2036	3,674,130	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,700,000 (1)	BHP Trust 2019-BXHP E, 4.307%, (US0001M + 2.568%), 08/15/2036	$3,689,690	0.1
11,970,000 (1)	BX Commercial Mortgage Trust 2019-XL G, 4.040%, (US0001M + 2.300%), 10/15/2036	12,002,032	0.3
11,970,000 (1)	BX Commercial Mortgage Trust 2019-XL J, 4.390%, (US0001M + 2.650%), 10/15/2036	12,015,294	0.3
2,520,000 (1)	BX Trust 2019-MMP E, 3.640%, (US0001M + 1.900%), 08/15/2036	2,524,807	0.1
4,560,000 (1)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	4,428,371	0.1
1,920,000 (1)	CAMB Commercial Mortgage Trust 2019-LIFE F, 4.290%, (US0001M + 2.550%), 12/15/2037	1,934,310	0.1
20,078,723 (4)(5)	CD 2016-CD1 Mortgage Trust XA, 1.409%, 08/10/2049	1,429,015	0.0
3,951,241 (1)(4)	CFCRE Commercial Mortgage Trust 2011-C1 E, 6.089%, 04/15/2044	3,690,405	0.1
4,120,000 (1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	3,638,231	0.1
35,579,994 (4)(5)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.917%, 09/15/2050	2,020,332	0.0
58,782,956 (4)(5)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.600%, 06/10/2051	2,805,869	0.1
2,101,000 (1)(4)	Citigroup COmmercial Mortgage Trust 2018-C6 D, 5.067%, 11/10/2051	2,205,359	0.1
17,048,407 (4)(5)	COMM 2012-CR1 XA, 1.856%, 05/15/2045	629,579	0.0
14,184,903 (4)(5)	COMM 2012-CR2 XA, 1.635%, 08/15/2045	469,068	0.0
25,143,102 (4)(5)	COMM 2012-CR3 XA, 1.859%, 10/15/2045	1,000,233	0.0
65,166,000 (1)(4)(5)	COMM 2012-CR4 XB, 0.615%, 10/15/2045	1,098,712	0.1
20,570,105 (4)(5)	COMM 2012-CR5 XA, 1.528%, 12/10/2045	763,416	0.0
28,010,942 (1)(4)(5)	COMM 2012-LC4 XA, 2.103%, 12/10/2044	942,806	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,640,000 (4)	COMM 2015-CCRE26 D Mortgage Trust, 3.484%, 10/10/2048	$1,550,854	0.1
910,000 (4)	COMM 2016-COR1 C, 4.383%, 10/10/2049	944,078	0.0
81,710,924 (4)(5)	COMM 2016-CR28 XA, 0.687%, 02/10/2049	2,560,984	0.1
5,080,000 (4)	CSAIL 2018-CX11 A5 Commercial Mortgage Trust, 4.033%, 04/15/2051	5,577,375	0.2
3,943,000	CSAIL 2019-C15 A4 Commercial Mortgage Trust, 4.053%, 03/15/2052	4,345,315	0.1
3,247,076 (1)(4)	DBUBS 2011-LC2 E Mortgage Trust, 5.530%, 07/10/2044	3,290,337	0.1
25,126,559 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.397%, 02/25/2020	56,490	0.0
20,760,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.278%, 08/25/2020	577,271	0.0
36,470,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.872%, 05/25/2040	1,535,146	0.1
44,282,292 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K023 X1, 1.241%, 08/25/2022	1,237,708	0.0
22,000,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K028 X3, 1.662%, 06/25/2041	1,093,121	0.0
27,650,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.594%, 05/25/2041	1,384,947	0.1
10,700,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/2041	652,042	0.0
544,570,937 (1)(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	810,267	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,920,000 (1)	GS Mortgage Securities Corp. II 2018-RIVR E, 3.290%, (US0001M + 1.550%), 07/15/2035	$2,907,488	0.1
7,600,000 (1)(4)	GS Mortgage Securities Trust 2010-C2 D, 5.180%, 12/10/2043	7,774,209	0.2
4,400,000 (1)(4)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	4,349,820	0.1
2,740,000 (1)(4)	GS Mortgage Securities Trust 2010-C2 G, 4.548%, 12/10/2043	2,684,521	0.1
28,000,079 (4)(5)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.161%, 05/10/2045	782,829	0.0
3,070,000 (1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	2,672,890	0.1
30,541,309 (4)(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.035%, 11/10/2046	1,044,311	0.0
46,551,199 (4)(5)	GS Mortgage Securities Trust 2014-GC22 XA, 0.986%, 06/10/2047	1,364,010	0.0
6,930,000 (1)(4)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	6,910,696	0.2
5,310,000 (1)(4)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	5,178,895	0.2
2,405,000 (1)	GS Mortgage Securities Corp. Trust 2018-LUAU E, 4.290%, (US0001M + 2.550%), 11/15/2032	2,417,696	0.1
105,887,491 (4)(5)	GS Mortgage Securities Trust 2019-GC42 XA, 0.814%, 09/01/2052	6,813,532	0.2
6,190,000 (1)(4)	Jackson Park Trust 2019-LIC F, 3.242%, 10/14/2039	5,344,189	0.2
5,610,000 (1)(4)	JPMCC Re-REMIC Trust 2015-FRR2 AK36, 2.205%, 12/27/2046	5,342,463	0.2
29,356,589 (4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.478%, 06/15/2045	649,136	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
46,089,976 (4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.734%, 12/15/2049	$1,488,955	0.0
3,720,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.892%, 01/15/2047	3,886,929	0.1
1,560,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2014-C26 D, 3.866%, 01/15/2048	1,519,601	0.1
2,351,278 (4)(5)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.059%, 10/15/2048	85,753	0.0
6,560,000	JPMCC Commercial Mortgage Securities Trust 2019-COR4 A5, 4.029%, 03/10/2052	7,270,835	0.2
1,000,000 (1)	KNDL 2019-KNSQ F Mortgage Trust, 3.740%, (US0001M + 2.000%), 05/15/2036	1,000,686	0.0
1,892,007 (1)(4)(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XCL, 0.713%, 11/15/2038	7,383	0.0
9,884,923 (1)(4)(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.713%, 11/15/2038	38,571	0.0
2,196,000 (1)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.910%, 04/15/2047	2,304,332	0.1
1,000,000 (1)(4)	Morgan Stanley Capital I Trust 2005-T19 G, 5.714%, 06/12/2047	1,006,712	0.0
2,375,000 (1)(4)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	2,434,437	0.1
3,890,000 (1)(4)	Morgan Stanley Capital I Trust 2016-BNK2 E, 3.906%, 11/15/2049	3,269,603	0.1
3,943,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	4,191,006	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,900,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	$1,711,967	0.0
2,920,000 (1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	2,763,886	0.1
5,470,000 (1)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	5,089,619	0.1
2,440,000 (1)	One Bryant Park Trust 2019-OBP A, 2.516%, 09/13/2049	2,381,314	0.1
3,933,000 (1)	Shelter Growth CRE 2018-FL1 D Issuer Ltd., 4.740%, (US0001M + 3.000%), 01/15/2035	3,941,441	0.1
30,289,190 (4)(5)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.083%, 12/15/2047	1,185,107	0.0
4,580,000	Wells Fargo Commercial Mortgage Trust 2018-C44 A5, 4.212%, 05/15/2051	5,107,853	0.1
1,630,000 (1)(4)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.671%, 11/15/2044	1,671,818	0.1
19,914,283 (1)(4)(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.811%, 08/15/2045	718,945	0.0
9,020,000 (1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.261%, 03/15/2045	8,710,865	0.2
6,583,000 (1)	WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/2048	6,049,560	0.2
46,734,928 (1)(4)(5)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.221%, 03/15/2048	1,410,839	0.0
8,510,000 (4)	WFRBS Commercial Mortgage Trust 2014-LC14 C, 4.344%, 03/15/2047	8,762,530	0.3
9,412,500	Wells Fargo Commercial Mortgage Trust 2019-C54 A4, 3.146%, 12/15/2052	9,785,131	0.3
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
18,492,693	Other Securities	$19,142,681	0.5
	Total Commercial Mortgage-Backed Securities (Cost $276,424,003)	279,147,194	7.9
SOVEREIGN BONDS: 0.1%
5,365,000	Other Securities	5,386,459	0.1
	Total Sovereign Bonds (Cost $5,365,000)	5,386,459	0.1
CONVERTIBLE BONDS/NOTES: 0.1%
	Financial: 0.1%
2,440,000	Other Securities	2,491,388	0.1
	Total Convertible Bonds/Notes (Cost $2,425,506)	2,491,388	0.1

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 18.5%
	Affiliated Investment Companies: 18.5%
8,956,637	Voya Emerging Markets Corporate Debt Fund - Class P	90,999,434	2.6
13,538,668	Voya Emerging Markets Hard Currency Debt Fund - Class P	133,085,105	3.8
8,007,755	Voya Emerging Markets Local Currency Debt Fund - Class P	59,657,773	1.7
2,712,566	Voya Floating Rate Fund - Class P	25,742,250	0.7
8,461,047	Voya High Yield Bond Fund - Class P	68,111,429	1.9
14,310,065	Voya Investment Grade Credit Fund - Class P	159,271,027	4.5
11,441,448	Voya Securitized Credit Fund - Class P	117,961,329	3.3
	Total Mutual Funds (Cost $653,882,057)	654,828,347	18.5
	Total Long-Term Investments (Cost $3,441,846,451)	3,523,566,487	99.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Commercial Paper: 0.5%
950,000 (10)	Banco Santander S.A., 2.110%, 01/10/2020	$949,581	0.0
3,000,000	Crown Point, 1.830%, 01/03/2020	2,999,550	0.2
875,000 (10)	DBS Bank Ltd., 1.820%, 02/18/2020	872,870	0.0
10,000,000	Exelon Corp., 1.800%, 01/02/2020	9,999,011	0.3
550,000 (10)	Matchpoint Finance PLC, 1.850%, 02/03/2020	549,068	0.0
	Total Commercial Paper (Cost $15,370,708)	15,370,080	0.5

	Floating Rate Notes: 0.4%
950,000 (10)	Australia & New Zealand Banking Group Ltd., 1.900%, 03/11/2020	950,214	0.0
850,000 (10)	Bank of Montreal, 1.960%, 02/26/2020	850,185	0.0
900,000 (10)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.0
750,000 (10)	Bedford Row Funding, 1.920%, 03/13/2020	750,066	0.0
425,000 (10)	BNP Paribas, 1.950%, 05/14/2020	425,032	0.0
600,000 (10)	Canadian Imperial Bank of Commerce, 1.990%, 04/10/2020	600,611	0.0
850,000 (10)	Citibank N.A., 1.960%, 05/01/2020	850,559	0.0
990,000 (10)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	989,998	0.1
625,000 (10)	Crédit Industriel et Commercial, 1.990%, 04/24/2020	625,048	0.0
750,000 (10)	Credit Suisse Group AG, 1.890%, 04/17/2020	750,336	0.0
975,000 (10)	HSBC Bank PLC, 1.970%, 06/03/2020	974,997	0.1
775,000 (10)	Mitsubishi UFJ Financial Group, Inc., 1.970%, 03/18/2020	775,148	0.0
275,000 (10)	National Australia Bank Ltd., 1.890%, 02/10/2020	275,006	0.0
825,000 (10)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	825,027	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
950,000 (10)	Sumitomo Mitsui Trust Holdings, Inc., 1.750%, 03/11/2020	$950,278	0.1
400,000 (10)	The Norinchukin Bank, 2.000%, 02/28/2020	400,108	0.0
325,000 (10)	The Sumitomo Mitsui Financial Group, 1.930%, 06/05/2020	324,929	0.0
625,000 (10)	The Sumitomo Mitsui Financial Group, 1.990%, 01/31/2020	625,052	0.0
875,000 (10)	Toronto-Dominion Bank, 1.850%, 02/13/2020	875,025	0.0
950,000 (10)	Toyota Motor Corp., 1.900%, 03/02/2020	950,240	0.1
525,000 (10)	Westpac Banking Corp, 1.830%, 02/10/2020	525,042	0.0
400,000 (10)	Westpac Banking Corp, 1.970%, 06/03/2020	400,015	0.0
	Total Floating Rate Notes (Cost $15,592,849)	15,592,849	0.4

	Repurchase Agreements: 0.9%
12,988,881 (10)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $12,990,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $13,248,659, due 01/25/20-10/15/60)	12,988,881	0.4
2,360,001 (10)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $2,360,208, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $2,407,415, due 01/15/20-11/15/48)	2,360,001	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
12,988,881 (10)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $12,989,998, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $13,248,659, due 06/30/21-12/01/49)	$12,988,881	0.4
4,170,292 (10)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $4,170,692, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $4,253,812, due 04/15/21-02/15/47)	4,170,292	0.1
	Total Repurchase Agreements (Cost $32,508,055)	32,508,055	0.9

	Certificates of Deposit: 0.1%
825,000 (10)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/20/2020	825,263	0.0
625,000 (10)	Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.830%, 02/13/2020	624,949	0.1
300,000 (10)	Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.850%, 02/27/2020	299,958	0.0
850,000 (10)	Landesbank Baden-Wurttemberg, 2.180%, 01/09/2020	850,107	0.0
475,000 (10)	The Norinchukin Bank, 1.870%, 03/05/2020	475,017	0.0
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Certificates of Deposit (continued)
Total Certificates of Deposit (Cost $3,075,294)	$3,075,294	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
1,520,000 (10)(11)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%	1,520,000	0.0
5,118,000 (11)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	5,118,000	0.2
688,000 (10)(11)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	688,000	0.0
	Total Mutual Funds (Cost $7,326,000)	7,326,000	0.2
	Total Short-Term Investments (Cost $73,872,906)	73,872,278	2.1
	Total Investments in Securities (Cost $3,515,719,357)	$3,597,438,765	101.8
	Liabilities in Excess of Other Assets	(62,359,585)	(1.8)
	Net Assets	$3,535,079,180	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains securities on loan.

(3)
Security, or a portion of the security, is on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of December 31, 2019.

(5)
Interest only securities represent the right to receive the monthly

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(6)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2019.

(7)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(8)
Settlement is on a when-issued or delayed-delivery basis.

(9)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(10)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(11)
Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
COF 11	11th District Costs of Funds
H15T1Y	U.S. Treasury 1-Year Constant Maturity
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR
US0012M	12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Mutual Funds	$654,828,347	$—	$—	$654,828,347
Corporate Bonds/Notes	—	843,154,075	—	843,154,075
Collateralized Mortgage Obligations	—	675,781,147	—	675,781,147
Municipal Bonds	—	2,179,160	—	2,179,160
Asset-Backed Securities	—	298,959,398	—	298,959,398
U.S. Government Agency Obligations	—	670,942,912	—	670,942,912
Commercial Mortgage-Backed Securities	—	279,147,194	—	279,147,194
Convertible Bonds/Notes	—	2,491,388	—	2,491,388
Sovereign Bonds	—	5,386,459	—	5,386,459
U.S. Treasury Obligations	—	90,696,407	—	90,696,407
Short-Term Investments	7,326,000	66,546,278	—	73,872,278
Total Investments, at fair value	$662,154,347	$2,935,284,418	$—	$3,597,438,765
Other Financial Instruments+
Centrally Cleared Swaps	—	1,125,039	—	1,125,039
Forward Foreign Currency Contracts	—	294,764	—	294,764
Futures	1,272,061	—	—	1,272,061
Volatility Swaps	—	44,415	—	44,415
Total Assets	$663,426,408	$2,936,748,636	$—	$3,600,175,044
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,858,941)	$—	$(1,858,941)
Forward Foreign Currency Contracts	—	(979,694)	—	(979,694)
Forward Premium Swaptions	—	(398,663)	—	(398,663)
Futures	(7,834,219)	—	—	(7,834,219)
Total Liabilities	$(7,834,219)	$(3,237,298)	$—	$(11,071,517)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$87,796,139	$4,488,386	$(8,255,933)	$6,970,842	$90,999,434	$4,488,335	$(255,934)	$(3)
Voya Emerging Markets Hard Currency Debt Fund - Class P	130,530,387	6,616,443	(16,519,658)	12,457,933	133,085,105	6,616,367	(1,017,860)	(2)
Voya Emerging Markets Local Currency Debt Fund - Class P	52,688,549	2,588,021	—	4,381,203	59,657,773	2,588,000	—	—
Voya Floating Rate Fund - Class P	23,997,829	1,522,413	—	222,008	25,742,250	1,522,414	—	—
Voya High Yield Bond Fund - Class P	108,637,692	4,958,337	(56,486,894)	11,002,294	68,111,429	4,958,197	(2,486,898)	1
Voya Investment Grade Credit Fund - Class P	137,303,735	9,524,233	—	12,443,059	159,271,027	6,116,364	—	3,407,704
Voya Securitized Credit Fund - Class P	109,252,491	6,449,695	—	2,259,143	117,961,329	6,361,954	—	87,626
	$650,206,822	$36,147,528	$(81,262,485)	$49,736,482	$654,828,347	$32,651,631	$(3,760,692)	$3,495,326
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 3,151,818	MYR 13,034,344	Barclays Bank PLC	02/07/20	$(41,713)
USD 2,724,511	HUF 804,803,708	Barclays Bank PLC	02/07/20	(7,929)
USD 3,806,038	MXN 73,975,523	Barclays Bank PLC	02/07/20	(85,211)
USD 4,654,667	ZAR 69,508,609	Barclays Bank PLC	02/07/20	(284,612)
USD 1,866,148	PEN 6,247,143	Barclays Bank PLC	02/07/20	(17,185)
ZAR 28,977,527	USD 1,954,000	Barclays Bank PLC	02/07/20	105,142
USD 4,794,293	RUB 307,462,301	Barclays Bank PLC	02/07/20	(137,607)
USD 1,762,000	MXN 34,221,450	Barclays Bank PLC	02/07/20	(38,112)
USD 2,015,718	CLP 1,503,272,008	BNP Paribas	02/07/20	15,658
USD 7,037,409	BRL 28,353,772	BNP Paribas	02/07/20	(3,292)
USD 4,375,404	THB 132,053,095	BNP Paribas	02/07/20	(36,993)
USD 4,272,595	PLN 16,389,906	BNP Paribas	02/07/20	(47,976)
USD 1,532,284	RON 6,576,921	BNP Paribas	02/07/20	(6,037)
USD 1,976,788	TRY 11,652,583	BNP Paribas	02/07/20	35,875
USD 705,000	PLN 2,726,555	BNP Paribas	02/07/20	(13,752)
RUB 99,044,269	USD 1,539,000	BNP Paribas	02/07/20	49,736
USD 1,057,000	CLP 814,282,136	BNP Paribas	02/07/20	(26,379)
USD 2,893,887	IDR 40,777,763,110	BNP Paribas	02/07/20	(45,333)
USD 551,724	PHP 27,883,773	BNP Paribas	02/07/20	2,188
USD 316,904	ILS 1,104,142	Citibank N.A.	02/07/20	(3,406)
USD 3,084,104	CZK 70,766,081	Credit Suisse International	02/07/20	(37,539)
BRL 2,936,678	USD 705,000	Credit Suisse International	02/07/20	24,224
USD 1,057,000	COP 3,631,048,680	Goldman Sachs International	02/07/20	(46,131)
USD 4,085,408	COP 13,607,964,093	Goldman Sachs International	02/07/20	(48,759)
SGD 305,095	USD 225,048	Goldman Sachs International	02/07/20	1,860
PHP 107,627,840	USD 2,122,000	JPMorgan Chase Bank N.A.	02/07/20	(860)
USD 2,888,353	IDR 40,777,763,110	JPMorgan Chase Bank N.A.	02/07/20	(50,868)
COP 4,750,024,140	USD 1,383,000	JPMorgan Chase Bank N.A.	02/07/20	60,081
				$(684,930)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 10-Year Note	392	03/20/20	$50,341,375	$(409,764)
U.S. Treasury 2-Year Note	213	03/31/20	45,901,500	818
U.S. Treasury 5-Year Note	1,228	03/31/20	145,652,312	(431,131)
U.S. Treasury Long Bond	678	03/20/20	105,704,438	(1,914,521)
U.S. Treasury Ultra Long Bond	1,079	03/20/20	196,007,094	(5,078,803)
			$543,606,719	$(7,833,401)
Short Contracts:
U.S. Treasury Ultra 10-Year Note	(755)	03/20/20	(106,230,859)	1,271,243
			$(106,230,859)	$1,271,243
At December 31, 2019, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 33, Version 2	Buy	5.000	12/20/24	USD 90,884,970	$(8,755,403)	$(1,627,476)
iTraxx Cross-over Index, Series 32, Version 1	Buy	(5.000)	12/20/24	EUR 71,747,000	(10,966,145)	(231,465)
					$(19,721,548)	$(1,858,941)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2019, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	3-month USD-LIBOR	Quarterly	1.623%	Semi-Annual	09/13/29	USD 48,229,000	$1,125,039	$1,125,039
							$1,125,039	$1,125,039
At December 31, 2019, the following over-the-counter volatility swaps were outstanding for Voya Intermediate Bond Portfolio:
Pay/Receive Volatility(1)	Reference Entity	Volatility Strike Rate	Counterparty	Maturity Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Receive	USD vs. CAD Spot Exchange Rate	4.140%	Barclays Bank PLC	01/17/20	USD	140,000	$35,947	$35,947
Receive	USD vs. CAD Spot Exchange Rate	4.125%	Citibank N.A.	01/10/20	USD	140,000	3,450	3,450
Receive	USD vs. CAD Spot Exchange Rate	4.060%	Societe Generale	01/10/20	USD	56,000	5,018	5,018
							$44,415	$44,415

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the following over-the-counter forward premium swaptions were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Exercise Rate(2)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(3)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Goldman Sachs International	5.130%	Receive	3-month USD-LIBOR	03/16/20	USD 51,105,000	$2,621,686	$(86,977)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	4.960%	Receive	3-month USD-LIBOR	04/29/20	USD 90,642,000	4,491,311	(8,107)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.290%	Receive	3-month USD-LIBOR	02/27/20	USD 93,680,000	4,960,356	(303,579)
							$12,073,353	$(398,663)

(1)
Payments made at maturity date.

(2)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(3)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
BRL  –  Brazilian Real
CLP  –  Chilean Peso
COP  –  Colombian Peso
CZK  –  Czech Koruna
EUR  –  EU Euro
HUF  –  Hungarian Forint
IDR  –  Indonesian Rupiah
ILS  –  Israeli New Shekel
MXN  –  Mexican Peso
MYR  –  Malaysian Ringgit
PEN  –  Peruvian Nuevo Sol
PHP  –  Philippine Peso
PLN  –  Polish Zloty
RON  –  Romanian New Leu
RUB  –  Russian Ruble
SGD  –  Singapore Dollar
THB  –  Thai Baht
TRY  –  Turkish Lira
USD  –  United States Dollar
ZAR  –  South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$294,764
Foreign exchange contracts	Unrealized appreciation on OTC swap agreements	44,415
Interest rate contracts	Net Assets — Unrealized appreciation*	1,272,061
Interest rate contracts	Net Assets — Unrealized appreciation**	1,125,039
Total Asset Derivatives		$2,736,279

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$979,694
Interest rate contracts	Net Assets — Unrealized depreciation*	7,834,219
Credit contracts	Net Assets — Unrealized depreciation**	1,858,941
Interest rate contracts	Net Assets — Unrealized depreciation***	398,663
Total Liability Derivatives		$11,071,517

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

***
Includes cumulative appreciation/depreciation of forward premium swaptions as reported in the within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(5,256,416)	$—	$(5,256,416)
Equity contracts	—	—	(994,235)	—	—	(994,235)
Foreign exchange contracts	—	(104,867)	—	—	—	(104,867)
Interest rate contracts	(2,526,432)	—	33,150,562	4,504,160	(6,411,164)	28,717,126
Total	$(2,526,432)	$(104,867)	$32,156,327	$(752,256)	$(6,411,164)	$22,361,608
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(279,134)	$(279,134)
Foreign exchange contracts	—	(398,799)	—	44,415	(354,384)
Interest rate contracts	(3,367,871)	—	(12,234,434)	2,358,185	(13,244,120)
Total	$(3,367,871)	$(398,799)	$(12,234,434)	$2,123,466	$(13,877,638)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Societe Generale	Totals
Assets:
Forward foreign currency contracts	$105,142	$103,457	$—	$24,224	$1,860	$60,081	$—	$—	$294,764
Volatility swaps	35,947	—	3,450	—	—	—	—	5,018	44,415
Total Assets	$141,089	$103,457	$3,450	$24,224	$1,860	$60,081	$—	$5,018	$339,179
Liabilities:
Forward foreign currency contracts	$612,369	$179,762	$3,406	$37,539	$94,890	$51,728	$—	$—	$979,694
Forward premium swaptions	—	—	—	—	86,977	—	311,686	—	398,663
Total Liabilities	$612,369	$179,762	$3,406	$37,539	$181,867	$51,728	$311,686	$—	$1,378,357
Net OTC derivative instruments by counterparty, at fair value	$(471,280)	$(76,305)	$44	$(13,315)	$(180,007)	$8,353	$(311,686)	$5,018	(1,039,178)
Total collateral pledged by the Portfolio/(Received from counterparty)	$410,000	$—	$—	$—	$—	$—	$—	$—	$410,000
Net Exposure(1)	$(61,280)	$(76,305)	$44	$(13,315)	$(180,007)	$8,353	$(311,686)	$5,018	$(629,178)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $3,491,070,341.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$107,611,453
Gross Unrealized Depreciation	(28,355,505)
Net Unrealized Appreciation	$79,255,948
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.9%
	Communication Services: 1.9%
217,925 (1)	Imax Corp.	$4,452,208	0.8
499,944 (2)	Other Securities	5,566,717	1.1
		10,018,925	1.9
	Consumer Discretionary: 11.6%
242,987	Callaway Golf Co.	5,151,324	1.0
26,006 (1)	Deckers Outdoor Corp.	4,391,373	0.8
31,635 (1)	Helen of Troy Ltd.	5,687,657	1.1
140,347	La-Z-Boy, Inc.	4,418,124	0.8
965,651 (2)(3)	Other Securities	41,582,315	7.9
		61,230,793	11.6
	Consumer Staples: 3.8%
217,668 (1)	BJ’s Wholesale Club Holdings, Inc.	4,949,770	0.9
313,941 (1)	Hostess Brands, Inc.	4,564,702	0.9
129,742 (1)	Performance Food Group Co.	6,679,118	1.3
76,921 (3)	Other Securities	3,862,973	0.7
		20,056,563	3.8
	Energy: 3.0%
236,127	Parsley Energy, Inc.	4,465,162	0.8
354,183 (1)	WPX Energy, Inc.	4,866,474	0.9
853,519 (2)	Other Securities	6,663,161	1.3
		15,994,797	3.0
	Financials: 18.8%
75,750	Axis Capital Holdings Ltd.	4,502,580	0.9
179,708	CenterState Bank Corp.	4,489,106	0.9
130,342	Columbia Banking System, Inc.	5,302,964	1.0
86,430	Essent Group Ltd.	4,493,496	0.9
454,336	First BanCorp. Puerto Rico	4,811,418	0.9
216,191	First Financial Bancorp.	5,499,899	1.0
117,622	Hancock Whitney Corp.	5,161,253	1.0
213,824	OFG Bancorp	5,048,385	1.0
302,090	Redwood Trust, Inc.	4,996,569	0.9
73,850	Selective Insurance Group	4,814,281	0.9
80,751	Stifel Financial Corp.	4,897,548	0.9
105,983	WSFS Financial Corp.	4,662,192	0.9
885,817	Other Securities	40,057,793	7.6
		98,737,484	18.8
	Health Care: 14.0%
31,492 (1)	Amedisys, Inc.	5,256,645	1.0
38,627	Hill-Rom Holdings, Inc.	4,385,323	0.9
56,025 (1)	Magellan Health, Inc.	4,383,956	0.8
52,672 (1)	Repligen Corp.	4,872,160	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
87,096 (1)	Syneos Health, Inc.	$5,180,035	1.0
1,397,116 (2)(3)	Other Securities	49,477,060	9.4
		73,555,179	14.0
	Industrials: 19.0%
42,984	Alamo Group, Inc.	5,396,641	1.0
86,816	Deluxe Corp.	4,333,855	0.8
62,062	EMCOR Group, Inc.	5,355,951	1.0
40,316 (1)	FTI Consulting, Inc.	4,461,368	0.8
56,701 (1)	Generac Holdings, Inc.	5,703,554	1.1
74,393 (1)	Huron Consulting Group, Inc.	5,112,287	1.0
47,474	ICF International, Inc.	4,349,568	0.8
51,821	Tetra Tech, Inc.	4,464,897	0.9
55,573 (1)	Trex Co., Inc.	4,994,901	1.0
74,915	US Ecology, Inc.	4,338,328	0.8
44,365	Watts Water Technologies, Inc.	4,425,852	0.8
42,362	Woodward, Inc.	5,017,355	1.0
1,015,169 (2)	Other Securities	42,049,829	8.0
		100,004,386	19.0
	Information Technology: 12.8%
74,516 (1)	Cornerstone OnDemand, Inc.	4,362,912	0.8
69,693 (1)	Envestnet, Inc.	4,852,723	0.9
65,546	j2 Global, Inc.	6,142,316	1.2
141,006 (1)	Onto Innovation, Inc.	5,152,359	1.0
86,247 (1)	Semtech Corp.	4,562,466	0.9
41,130 (1)	Silicon Laboratories, Inc.	4,770,257	0.9
89,510 (1)	Verint Systems, Inc.	4,955,274	0.9
930,981 (2)	Other Securities	32,788,191	6.2
		67,586,498	12.8
	Materials: 3.2%
77,914	Sensient Technologies Corp.	5,149,336	1.0
292,334	Other Securities	11,745,941	2.2
		16,895,277	3.2
	Real Estate: 7.3%
211,601	Columbia Property Trust, Inc.	4,424,577	0.9
63,091	Ryman Hospitality Properties	5,467,466	1.0
176,882	STAG Industrial, Inc.	5,584,165	1.1
693,245	Other Securities	22,775,066	4.3
		38,251,274	7.3
	Utilities: 2.5%
181,807	Other Securities	12,953,675	2.5
	Total Common Stock (Cost $465,539,337)	515,284,851	97.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Repurchase Agreements: 2.1%
2,131,358 (4)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,131,541, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $2,174,175, due 09/01/24-11/01/49)	$2,131,358	0.4
2,777,373 (4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $2,777,613, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $2,832,921, due 01/25/20-10/15/60)	2,777,373	0.5
807,926 (4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $807,997, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $824,158, due 01/15/20-11/15/48)	807,926	0.2
2,777,373 (4)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $2,777,639, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $2,832,921, due 04/15/20-03/31/21)	2,777,373	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,777,373 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,777,612, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,832,921, due 06/30/21-12/01/49)	$2,777,373	0.5
	Total Repurchase Agreements (Cost $11,271,403)	11,271,403	2.1

Shares		Value	Percentage of Net Assets
	Mutual Funds(4): 0.4%
1,818,000 (4)(5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	1,818,000	0.3
318,000 (4)(5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	318,000	0.1
	Total Mutual Funds (Cost $2,136,000)	2,136,000	0.4
	Total Short-Term Investments (Cost $13,407,403)	13,407,403	2.5
	Total Investments in Securities (Cost $478,946,740)	$528,692,254	100.4
	Liabilities in Excess of Other Assets	(1,887,783)	(0.4)
	Net Assets	$526,804,471	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2019 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains securities on loan.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$515,284,851	$—	$—	$515,284,851
Short-Term Investments	2,136,000	11,271,403	—	13,407,403
Total Investments, at fair value	$517,420,851	$11,271,403	$—	$528,692,254

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $489,076,608.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$57,280,324
Gross Unrealized Depreciation	(17,664,678)
Net Unrealized Appreciation	$39,615,646
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2019 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.3676
Class S	NII	$0.3255
All Classes	LTCG	$0.6149
Voya Global Equity Portfolio
Class ADV	NII	$0.2368
Class I	NII	$0.2891
Class S	NII	$0.2640
Class S2	NII	$0.2455
Class T	NII	$0.1717
All Classes	LTCG	$0.5219
Voya Government Money Market Portfolio
Class I	NII	$0.0187
Class I	STCG	$0.0007
Voya Growth and Income Portfolio
Class ADV	NII	$0.3440
Class I	NII	$0.4774
Portfolio Name	Type	Per Share Amount
Voya Growth and Income Portfolio (continued)
Class S	NII	$0.4026
Class S2	NII	$0.3200
All Classes	STCG	$0.0022
All Classes	LTCG	$2.9098
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.3678
Class I	NII	$0.4359
Class S	NII	$0.4012
Class S2	NII	$0.3806
All Classes	STCG	$0.0155
Voya Small Company Portfolio
Class ADV	NII	$0.0004
Class I	NII	$0.0738
Class R6	NII	$0.0738
Class S	NII	$0.0230
All Classes	STCG	$0.5381
All Classes	LTCG	$1.9470

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Portfolio	22.43%
Voya Global Equity Portfolio	56.85%
Voya Growth and Income Portfolio	99.88%
Voya Small Company Portfolio	28.73%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Balanced Portfolio	$14,753,234
Voya Global Equity Portfolio	$28,703,568
Voya Growth and Income Portfolio	$308,615,727
Voya Small Company Portfolio	$56,993,831
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about Directors/Trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director/ Trustee Chairperson	May 2013 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	146	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director/Trustee	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	146	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director/Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	146	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Director/Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	146	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	146	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	146	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director/Trustee	October 2015 – Present	Retired.	146	None.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Director/Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Director/Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors /Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2020.

*
Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Director/Trustee of the Board.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March
1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 –
February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 21, 2019, the Boards of Directors/Trustees (“Board”) of Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. (collectively, the “Registrants”), including a majority of the Independent Directors/Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Registrants, on behalf of Voya Balanced Portfolio, Voya Global Equity Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, Voya Government Money Market Portfolio, and Voya Small Company Portfolio (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Directors/Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Directors/Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors/Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment
Review Committees (the “IRCs”), each of which includes only Independent Directors/Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Directors/Trustees request, and management provides, certain information that the Independent Directors/Trustees deem to be important or potentially relevant. The Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Directors/Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Registrants’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. In addition, the Board considered Voya Global Equity Portfolio’s investment performance compared to an additional performance peer group that is approved by the Portfolio’s IRC due to the unique investment structure or strategy of the Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Registrants’ Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors/Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark and, as applicable, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Balanced Portfolio
In considering whether to approve the renewal of the Contracts for Voya Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

year-to-date, three-year, five-year and ten-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for the one-year, three-year and five-year periods, and outperformed for the year-to-date and ten-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Equity Portfolio
In considering whether to approve the renewal of the Contracts for Voya Global Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year, three-year and five-year periods, and the fourth quintile for the year-to-date and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account that the Portfolio outperformed an additional performance peer group that was approved by the Portfolio’s IRC due to the unique investment strategy of the Portfolio for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Government Money Market Portfolio
In considering whether to approve the renewal of the Contracts for Voya Government Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio outperformed its Morningstar category average for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which its performance was equal to the performance of its primary benchmark.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Growth and Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year and three-year periods, the fourth quintile for the five-year and ten-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Intermediate Bond Portfolio
In considering whether to approve the renewal of the Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year, five-year and ten-year periods, the second quintile for the year-to-date period, and the third quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Small Company Portfolio
In considering whether to approve the renewal of the Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and five-year periods, the third quintile for the three-year and ten-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as directed by the Board during the 2019 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2020; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
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Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $66,465 for the year ended December 31, 2019 and $67,856 for the year ended December 31, 2018.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2019 and $2,700 for the year ended December 31, 2018.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $10,033 for the year ended December 31, 2019 and $13,530 for the year ended December 31, 2018. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $1,273 for the year ended December 31, 2019 and $0 for the year ended December 31, 2018.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2018

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee [1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed
$5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee [2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year- end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre- Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	√	√	Not to exceed $5,700 per Fund during the Pre-
Approval
Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.			Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:     January 1, 2019 to December 31, 2019

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2019 and December 31, 2018; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2019	2018
Voya Intermediate Bond Portfolio	$11,306	$16,230
Voya Investments, LLC (1)	$107,750	$38,950

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

Voya Intermediate Bond Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Intermediate Bond Portfolio (the “Fund”), including the summary portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”) the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of December 31, 2019 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolio of investments present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolio of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolio of investments. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 26, 2020

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 23.8%
	Basic Materials: 0.5%
2,486,000 (1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$2,535,978	0.1
1,550,000 (1)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.700%, 06/01/2028	1,640,971	0.1
1,500,000 (2)	Dow Chemical Co/The, 4.625%, 10/01/2044	1,659,873	0.1
1,026,000	FMC Corp., 3.200%, 10/01/2026	1,048,473	0.0
342,000	FMC Corp., 3.450%, 10/01/2029	353,827	0.0
500,000 (2)	International Flavors & Fragrances, Inc., 3.400%, 09/25/2020	504,333	0.0
1,020,000	International Paper Co., 4.400%, 08/15/2047	1,091,006	0.0
875,000	Mosaic Co/The, 5.450%, 11/15/2033	992,920	0.0
3,250,000 (1)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	3,367,521	0.1
910,000	Nutrien Ltd., 3.625%, 03/15/2024	950,392	0.0
2,063,000	Teck Resources Ltd., 6.125%, 10/01/2035	2,429,633	0.1
		16,574,927	0.5

	Communications: 2.2%
6,026,000	Alibaba Group Holding Ltd., 3.600%, 11/28/2024	6,345,734	0.2
1,407,000	Amazon.com, Inc., 4.050%, 08/22/2047	1,652,869	0.1
725,000	AT&T, Inc., 2.950%, 07/15/2026	739,387	0.0
5,876,000	AT&T, Inc., 4.300%, 02/15/2030	6,533,630	0.2
2,364,000	AT&T, Inc., 5.150%, 03/15/2042	2,760,270	0.1
3,000,000	AT&T, Inc., 5.150%, 11/15/2046	3,587,722	0.1
3,809,000	AT&T, Inc., 5.150%, 02/15/2050	4,588,743	0.1
750,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	788,248	0.0
885,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.800%, 03/01/2050	931,562	0.0
2,500,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	2,753,898	0.1
1,250,000	Comcast Corp., 2.650%, 02/01/2030	1,255,050	0.0
2,279,000	Comcast Corp., 3.999%, 11/01/2049	2,535,296	0.1
3,980,000	Comcast Corp., 4.000%, 03/01/2048	4,418,804	0.1
1,225,000	Comcast Corp., 4.600%, 10/15/2038	1,459,502	0.0
765,000	Corning, Inc., 5.450%, 11/15/2079	839,136	0.0
3,500,000 (2)	Discovery Communications LLC, 5.200%, 09/20/2047	4,074,692	0.1
1,000,000	Interpublic Group of Cos, Inc./The, 3.750%, 10/01/2021	1,027,838	0.0
4,885,000 (1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	5,045,472	0.2
2,630,000 (1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	2,670,253	0.1
3,754,000	Time Warner Cable LLC, 5.875%, 11/15/2040	4,306,697	0.1
2,000,000	Verizon Communications, Inc., 3.850%, 11/01/2042	2,158,204	0.1
221,000	Verizon Communications, Inc., 4.016%, 12/03/2029	247,056	0.0
2,750,000	Verizon Communications, Inc., 4.812%, 03/15/2039	3,317,164	0.1
3,000,000	Verizon Communications, Inc., 4.862%, 08/21/2046	3,718,290	0.1
2,210,000	ViacomCBS, Inc., 4.375%, 03/15/2043	2,342,220	0.1
1,510,000	ViacomCBS, Inc., 5.500%, 05/15/2033	1,805,353	0.1
1,000,000	ViacomCBS, Inc., 5.850%, 09/01/2043	1,251,477	0.0
539,000	Walt Disney Co/The, 2.000%, 09/01/2029	523,150	0.0
3,000,000	Walt Disney Co/The, 4.750%, 11/15/2046	3,828,033	0.1
		77,505,750	2.2

	Consumer, Cyclical: 1.6%
821,625	American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	852,091	0.0
156,378	American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	165,724	0.0
2,614,770	American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	2,695,357	0.1

See Accompanying Notes to Financial Statements

1

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

588,840	American Airlines 2017-1 Class AA Pass Through Trust, 3.650%, 08/15/2030	622,089	0.0
965,649	American Airlines 2017-1 Class B Pass Through Trust, 4.950%, 08/15/2026	1,020,871	0.0
1,160,000	American Airlines 2019-1 Class B Pass Through Trust, 3.850%, 08/15/2029	1,179,803	0.0
2,000,000 (1)	BMW US Capital LLC, 3.400%, 08/13/2021	2,045,584	0.1
3,500,000 (1)	BMW US Capital LLC, 3.450%, 04/12/2023	3,631,509	0.1
998,355	Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	1,050,274	0.0
2,190,050	Delta Air Lines 2002-1 Class G-1 Pass Through Trust, 6.718%, 07/02/2024	2,303,387	0.1
1,535,000	Delta Air Lines, Inc., 2.900%, 10/28/2024	1,538,861	0.1
3,230,000	DR Horton, Inc., 4.750%, 02/15/2023	3,446,514	0.1
1,448,000 (2)	Ford Motor Co., 5.291%, 12/08/2046	1,375,494	0.0
1,144,000	Ford Motor Credit Co. LLC, 3.664%, 09/08/2024	1,150,064	0.0
2,000,000	Ford Motor Credit Co. LLC, 4.134%, 08/04/2025	2,027,699	0.1
1,400,000	General Motors Co., 5.400%, 04/01/2048	1,448,438	0.0
1,000,000	General Motors Financial Co., Inc., 3.950%, 04/13/2024	1,045,460	0.0
1,893,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	1,989,625	0.1
600,000	Hasbro, Inc., 2.600%, 11/19/2022	603,756	0.0
1,600,000	Hasbro, Inc., 3.000%, 11/19/2024	1,608,534	0.1
1,100,000 (1)	Hyundai Capital America, 3.500%, 11/02/2026	1,115,890	0.0
1,490,000	JetBlue 2019-1 Class AA Pass Through Trust, 2.750%, 11/15/2033	1,510,446	0.1
1,575,000	McDonald's Corp., 4.450%, 09/01/2048	1,802,192	0.1
1,286,000	Southwest Airlines Co., 3.450%, 11/16/2027	1,352,256	0.0
1,488,209	Spirit Airlines Pass Through Trust 2017-1AA, 3.375%, 08/15/2031	1,534,691	0.1
1,181,790	United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	1,228,244	0.0
2,236,167	United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	2,297,555	0.1
854,097 (2)	United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	868,116	0.0
4,201,309	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	4,264,961	0.1
1,085,602	United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	1,096,021	0.0
1,167,689	US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	1,227,084	0.0
4,060,151	US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	4,229,428	0.1
3,400,000 (2)	Walmart, Inc., 2.350%, 12/15/2022	3,459,588	0.1
		57,787,606	1.6

	Consumer, Non-cyclical: 4.3%
1,809,000	Abbott Laboratories, 4.750%, 11/30/2036	2,260,805	0.1
430,000	Abbott Laboratories, 4.900%, 11/30/2046	564,962	0.0
5,000,000 (1)	AbbVie, Inc., 2.300%, 11/21/2022	5,027,206	0.1
2,554,000 (1),(2)	AbbVie, Inc., 2.600%, 11/21/2024	2,571,506	0.1
1,970,000	AbbVie, Inc., 2.900%, 11/06/2022	2,010,718	0.1
1,441,000 (1)	AbbVie, Inc., 2.950%, 11/21/2026	1,464,768	0.0
1,255,000 (1)	AbbVie, Inc., 3.200%, 11/21/2029	1,277,507	0.0
1,441,000 (1),(2)	AbbVie, Inc., 4.050%, 11/21/2039	1,528,030	0.0
1,037,000	AbbVie, Inc., 4.500%, 05/14/2035	1,175,437	0.0
1,000,000	Aetna, Inc., 2.800%, 06/15/2023	1,016,196	0.0
750,000	Aetna, Inc., 4.500%, 05/15/2042	808,490	0.0
1,700,000	Allergan Finance LLC, 4.625%, 10/01/2042	1,778,376	0.1
139,000	Altria Group, Inc., 4.000%, 01/31/2024	147,459	0.0
1,635,000	Altria Group, Inc., 4.800%, 02/14/2029	1,821,570	0.1
730,000	Altria Group, Inc., 5.800%, 02/14/2039	858,518	0.0
732,000	Altria Group, Inc., 5.950%, 02/14/2049	886,287	0.0
4,247,000	AmerisourceBergen Corp., 3.450%, 12/15/2027	4,437,300	0.1
1,297,000	Amgen, Inc., 4.563%, 06/15/2048	1,505,862	0.0

See Accompanying Notes to Financial Statements

2

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

2,000,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	2,310,246	0.1
4,049,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	4,795,913	0.1
1,500,000	Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	1,683,684	0.1
1,260,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	1,584,574	0.1
1,000,000	Anthem, Inc., 3.500%, 08/15/2024	1,048,228	0.0
429,000	Anthem, Inc., 4.101%, 03/01/2028	465,967	0.0
1,080,000	Anthem, Inc., 4.375%, 12/01/2047	1,190,622	0.0
3,571,000	Anthem, Inc., 5.100%, 01/15/2044	4,268,304	0.1
971,000	BAT Capital Corp., 3.462%, 09/06/2029	982,886	0.0
872,000	BAT Capital Corp., 3.557%, 08/15/2027	890,037	0.0
2,020,000	Becton Dickinson and Co., 2.894%, 06/06/2022	2,053,329	0.1
1,265,000 (1)	Bristol-Myers Squibb Co., 3.400%, 07/26/2029	1,352,974	0.0
3,105,000 (1)	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	3,358,999	0.1
1,757,000 (1)	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	2,026,549	0.1
2,000,000	Bunge Ltd. Finance Corp., 4.350%, 03/15/2024	2,100,760	0.1
2,000,000 (1)	Cargill, Inc., 3.875%, 05/23/2049	2,236,314	0.1
2,195,000 (1)	Cigna Corp., 3.250%, 04/15/2025	2,276,976	0.1
6,000,000	Cigna Corp., 3.400%, 09/17/2021	6,142,849	0.2
1,750,000	Cigna Corp., 4.800%, 08/15/2038	2,042,822	0.1
1,516,000	CVS Health Corp., 3.700%, 03/09/2023	1,579,118	0.1
1,075,000	CVS Health Corp., 3.875%, 07/20/2025	1,144,748	0.0
2,584,000	CVS Health Corp., 4.300%, 03/25/2028	2,822,052	0.1
3,500,000	CVS Health Corp., 5.050%, 03/25/2048	4,141,773	0.1
64,248	CVS Pass-Through Trust, 6.943%, 01/10/2030	75,235	0.0
1,090,000	Estee Lauder Cos, Inc./The, 3.125%, 12/01/2049	1,089,991	0.0
1,000,000	General Mills, Inc., 3.700%, 10/17/2023	1,053,656	0.0
4,000,000	Gilead Sciences, Inc., 4.400%, 12/01/2021	4,173,874	0.1
1,000,000	GlaxoSmithKline Capital PLC, 2.875%, 06/01/2022	1,021,666	0.0
1,535,000	Global Payments, Inc., 2.650%, 02/15/2025	1,542,291	0.1
1,785,000	Global Payments, Inc., 3.200%, 08/15/2029	1,824,176	0.1
1,604,000	HCA, Inc., 4.500%, 02/15/2027	1,730,612	0.1
879,000	HCA, Inc., 5.125%, 06/15/2039	973,100	0.0
772,000	HCA, Inc., 5.250%, 04/15/2025	863,968	0.0
293,000	HCA, Inc., 5.250%, 06/15/2049	327,602	0.0
586,000	HCA, Inc., 5.500%, 06/15/2047	672,724	0.0
835,000	IHS Markit Ltd., 4.250%, 05/01/2029	900,856	0.0
2,113,000 (1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,175,281	0.1
940,000	Johnson & Johnson, 4.375%, 12/05/2033	1,113,500	0.0
750,000	Kaiser Foundation Hospitals, 3.266%, 11/01/2049	754,582	0.0
2,905,000	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	3,063,738	0.1
1,750,000	Kraft Heinz Foods Co., 4.375%, 06/01/2046	1,723,144	0.1
2,671,000 (1)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	2,744,358	0.1
751,000 (2)	Kroger Co/The, 4.650%, 01/15/2048	821,721	0.0
750,000	Kroger Co/The, 5.150%, 08/01/2043	860,030	0.0
1,537,000	Laboratory Corp. of America Holdings, 4.700%, 02/01/2045	1,728,346	0.1
324,000 (1)	Mars, Inc., 3.200%, 04/01/2030	342,959	0.0
696,000 (1)	Mars, Inc., 3.875%, 04/01/2039	769,075	0.0
1,342,000 (1)	Mars, Inc., 4.125%, 04/01/2054	1,532,078	0.1
2,036,000	Medtronic, Inc., 4.375%, 03/15/2035	2,410,805	0.1
334,000 (2)	Mylan NV, 3.750%, 12/15/2020	340,667	0.0
4,000,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	4,028,402	0.1
2,365,000	Pfizer, Inc., 3.200%, 09/15/2023	2,466,732	0.1
1,500,000	Philip Morris International, Inc., 3.875%, 08/21/2042	1,562,102	0.1
1,160,000	Philip Morris International, Inc., 4.375%, 11/15/2041	1,285,385	0.0
1,210,000	Quest Diagnostics, Inc., 2.950%, 06/30/2030	1,213,570	0.0
1,250,000	Reynolds American, Inc., 5.850%, 08/15/2045	1,433,059	0.0

See Accompanying Notes to Financial Statements

3

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

624,000	Reynolds American, Inc., 6.150%, 09/15/2043	732,436	0.0
445,000	S&P Global, Inc., 3.250%, 12/01/2049	455,093	0.0
3,500,000	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	3,620,075	0.1
1,940,000	Thermo Fisher Scientific, Inc., 2.600%, 10/01/2029	1,920,299	0.1
4,000,000 (2)	Unilever Capital Corp., 3.000%, 03/07/2022	4,096,637	0.1
3,234,000	Unilever Capital Corp., 3.250%, 03/07/2024	3,388,187	0.1
445,000	UnitedHealth Group, Inc., 2.875%, 08/15/2029	457,925	0.0
1,111,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	1,166,137	0.0
777,000	UnitedHealth Group, Inc., 3.875%, 08/15/2059	838,527	0.0
2,500,000	UnitedHealth Group, Inc., 4.200%, 01/15/2047	2,878,222	0.1
		151,813,544	4.3

	Energy: 2.4%
340,000 (2)	Apache Corp., 4.375%, 10/15/2028	355,254	0.0
4,000,000	BP Capital Markets America, Inc., 3.224%, 04/14/2024	4,175,449	0.1
1,910,000	BP Capital Markets PLC, 4.742%, 03/11/2021	1,972,313	0.1
1,015,000 (1)	Cameron LNG LLC, 2.902%, 07/15/2031	1,017,123	0.0
1,015,000 (1)	Cameron LNG LLC, 3.302%, 01/15/2035	1,024,686	0.0
1,000,000	Cenovus Energy, Inc., 3.800%, 09/15/2023	1,034,601	0.0
2,000,000 (2)	Cimarex Energy Co., 3.900%, 05/15/2027	2,068,880	0.1
1,479,000	Cimarex Energy Co., 4.375%, 06/01/2024	1,562,062	0.1
856,000 (2)	Cimarex Energy Co., 4.375%, 03/15/2029	906,015	0.0
1,652,000	Diamondback Energy, Inc., 2.875%, 12/01/2024	1,670,857	0.1
720,000	Diamondback Energy, Inc., 3.250%, 12/01/2026	729,058	0.0
1,025,000 (2)	Diamondback Energy, Inc., 3.500%, 12/01/2029	1,044,936	0.0
2,621,000 (2)	Enable Midstream Partners L.P., 4.150%, 09/15/2029	2,490,883	0.1
2,396,000 (2)	Enbridge, Inc., 3.125%, 11/15/2029	2,427,227	0.1
730,000	Energy Transfer Operating L.P., 4.650%, 06/01/2021	752,197	0.0
2,000,000	Energy Transfer Operating L.P., 5.300%, 04/15/2047	2,132,789	0.1
1,067,000	Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	1,130,354	0.0
1,500,000	Enterprise Products Operating LLC, 3.500%, 02/01/2022	1,546,877	0.1
1,385,000	Enterprise Products Operating LLC, 3.750%, 02/15/2025	1,477,999	0.0
283,000	Enterprise Products Operating LLC, 4.200%, 01/31/2050	304,029	0.0
2,400,000 (3)	Enterprise Products Operating LLC, 4.875%, 08/16/2077	2,373,648	0.1
2,000,000	Enterprise Products Operating LLC, 4.900%, 05/15/2046	2,343,102	0.1
1,394,000	Exxon Mobil Corp., 2.726%, 03/01/2023	1,427,081	0.0
1,000,000	Exxon Mobil Corp., 2.995%, 08/16/2039	1,002,153	0.0
999,000 (2)	Exxon Mobil Corp., 3.095%, 08/16/2049	996,689	0.0
1,519,000	Halliburton Co., 3.500%, 08/01/2023	1,579,951	0.1
1,077,000	Halliburton Co., 3.800%, 11/15/2025	1,149,508	0.0
2,032,000	Husky Energy, Inc., 4.400%, 04/15/2029	2,187,400	0.1
1,000,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	1,071,446	0.0
920,000	Kinder Morgan Energy Partners L.P., 5.400%, 09/01/2044	1,064,267	0.0
1,198,000	Marathon Petroleum Corp., 5.125%, 04/01/2024	1,230,072	0.0
1,000,000	Marathon Petroleum Corp., 5.000%, 09/15/2054	1,078,562	0.0
1,345,000 (1)	MPLX L.P., 5.250%, 01/15/2025	1,411,841	0.0
1,355,000	Newfield Exploration Co., 5.375%, 01/01/2026	1,470,175	0.0
1,982,000	Occidental Petroleum Corp., 2.900%, 08/15/2024	2,014,744	0.1
2,033,000	ONEOK Partners L.P., 3.375%, 10/01/2022	2,091,967	0.1
899,000	ONEOK, Inc., 3.400%, 09/01/2029	914,033	0.0
1,665,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.550%, 12/15/2029	1,642,193	0.1
1,779,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	1,905,643	0.1

See Accompanying Notes to Financial Statements

4

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

1,500,000 (1)	Schlumberger Investment SA, 2.400%, 08/01/2022	1,512,838	0.1
1,052,000 (1)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	1,070,115	0.0
4,500,000	Shell International Finance BV, 3.250%, 05/11/2025	4,762,067	0.1
1,750,000	Shell International Finance BV, 4.000%, 05/10/2046	1,994,156	0.1
582,000	Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	611,953	0.0
845,000	Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/2045	907,810	0.0
2,000,000 (2)	Total Capital Canada Ltd., 2.750%, 07/15/2023	2,051,442	0.1
1,394,000	Total Capital International SA, 3.461%, 07/12/2049	1,465,673	0.0
1,014,000 (3)	Transcanada Trust, 5.500%, 09/15/2079	1,066,728	0.0
1,000,000	Western Midstream Operating L.P., 4.000%, 07/01/2022	1,024,917	0.0
3,804,000	Williams Cos, Inc./The, 4.000%, 09/15/2025	4,035,493	0.1
2,000,000	Williams Cos, Inc./The, 5.400%, 03/04/2044	2,251,975	0.1
1,128,000	Williams Partners L.P., 3.600%, 03/15/2022	1,159,740	0.0
2,378,000 (2)	Williams Partners L.P., 3.750%, 06/15/2027	2,479,643	0.1
		85,172,614	2.4

	Financial: 7.6%
2,460,000	Air Lease Corp., 3.500%, 01/15/2022	2,527,914	0.1
2,430,000	American Express Co., 3.700%, 08/03/2023	2,554,658	0.1
1,020,000	American International Group, Inc., 3.875%, 01/15/2035	1,082,545	0.0
501,000 (2)	American International Group, Inc., 4.250%, 03/15/2029	557,441	0.0
366,000	American International Group, Inc., 4.500%, 07/16/2044	421,622	0.0
243,000	American International Group, Inc., 4.750%, 04/01/2048	292,539	0.0
1,065,000 (3)	American International Group, Inc., 5.750%, 04/01/2048	1,172,544	0.0
940,000	American Tower Corp., 2.750%, 01/15/2027	939,404	0.0
1,490,000	American Tower Corp., 3.700%, 10/15/2049	1,486,669	0.0
1,840,000 (1)	ANZ New Zealand Int'l Ltd./London, 3.400%, 03/19/2024	1,918,115	0.1
400,000	Assurant, Inc., 3.700%, 02/22/2030	405,782	0.0
2,114,000	Assurant, Inc., 4.900%, 03/27/2028	2,316,808	0.1
2,000,000	Banco Santander SA, 3.125%, 02/23/2023	2,041,497	0.1
1,910,000 (3)	Bank of America Corp., 3.194%, 07/23/2030	1,975,597	0.1
6,966,000 (3)	Bank of America Corp., 3.499%, 05/17/2022	7,105,733	0.2
1,000,000 (3)	Bank of America Corp., 3.593%, 07/21/2028	1,059,681	0.0
1,645,000	Bank of America Corp., 3.950%, 04/21/2025	1,755,235	0.1
1,000,000 (3)	Bank of America Corp., 3.974%, 02/07/2030	1,099,384	0.0
1,355,000 (3)	Bank of America Corp., 4.078%, 04/23/2040	1,535,762	0.0
3,641,000	Bank of America Corp., 4.183%, 11/25/2027	3,946,764	0.1
4,336,000	Bank of America Corp., 4.250%, 10/22/2026	4,729,137	0.1
2,044,000 (3)	Bank of America Corp., 4.271%, 07/23/2029	2,270,733	0.1
4,000,000 (3)	Bank of America Corp., 4.330%, 03/15/2050	4,795,535	0.1
131,000 (3)	Bank of America Corp., 5.125%, 12/31/2199	138,736	0.0
2,455,000	Bank of Nova Scotia/The, 2.700%, 08/03/2026	2,498,230	0.1
1,535,000 (1)	Banque Federative du Credit Mutuel SA, 2.375%, 11/21/2024	1,534,392	0.0
1,000,000 (1)	Barclays Bank PLC, 10.179%, 06/12/2021	1,111,611	0.0
3,763,000 (3)	Barclays PLC, 3.932%, 05/07/2025	3,955,178	0.1
3,395,000	Berkshire Hathaway Finance Corp., 4.250%, 01/15/2049	4,020,812	0.1
4,115,000 (1),(3)	BNP Paribas SA, 2.819%, 11/19/2025	4,162,781	0.1
3,960,000 (1)	BPCE SA, 2.700%, 10/01/2029	3,927,223	0.1
955,000 (1)	BPCE SA, 5.700%, 10/22/2023	1,057,472	0.0
2,576,000 (3)	Canadian Imperial Bank of Commerce, 2.606%, 07/22/2023	2,604,414	0.1
424,000	Canadian Imperial Bank of Commerce, 3.100%, 04/02/2024	438,515	0.0
1,095,000	Charles Schwab Corp./The, 3.250%, 05/22/2029	1,158,754	0.0
3,500,000 (2)	Charles Schwab Corp./The, 3.550%, 02/01/2024	3,692,253	0.1
5,000,000 (3)	Citigroup, Inc., 2.876%, 07/24/2023	5,089,014	0.2
4,000,000	Citigroup, Inc., 5.500%, 09/13/2025	4,572,645	0.1
2,000,000 (1)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	2,086,495	0.1

See Accompanying Notes to Financial Statements

5

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

805,000	Columbia Property Trust Operating Partnership L.P., 3.650%, 08/15/2026	824,869	0.0
745,000 (1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	747,692	0.0
752,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	786,314	0.0
5,500,000	Cooperatieve Rabobank UA, 4.375%, 08/04/2025	5,967,233	0.2
3,150,000 (1)	Credit Agricole SA/London, 2.375%, 07/01/2021	3,170,653	0.1
6,000,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	6,704,544	0.2
3,000,000 (1),(3)	Credit Suisse Group AG, 2.997%, 12/14/2023	3,055,754	0.1
2,303,000	Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/2021	2,342,528	0.1
4,500,000 (1),(2)	Danske Bank A/S, 2.800%, 03/10/2021	4,532,279	0.1
1,770,000 (3)	Discover Bank, 4.682%, 08/09/2028	1,851,243	0.1
1,041,000	ERP Operating L.P., 2.500%, 02/15/2030	1,033,395	0.0
1,020,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	1,087,885	0.0
2,500,000	Goldman Sachs Group, Inc., 4.250%, 10/21/2025	2,714,604	0.1
1,000,000	Goldman Sachs Group, Inc., 5.150%, 05/22/2045	1,227,609	0.0
449,000	Goldman Sachs Group, Inc., 6.750%, 10/01/2037	623,158	0.0
2,320,000	Healthpeak Properties, Inc., 3.000%, 01/15/2030	2,328,606	0.1
592,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	594,206	0.0
735,000 (3)	HSBC Holdings PLC, 3.803%, 03/11/2025	771,437	0.0
1,497,000 (3)	HSBC Holdings PLC, 3.973%, 05/22/2030	1,613,318	0.1
3,307,000 (3)	HSBC Holdings PLC, 4.041%, 03/13/2028	3,537,096	0.1
1,250,000	HSBC Holdings PLC, 4.300%, 03/08/2026	1,361,038	0.0
3,439,000	ING Groep NV, 3.550%, 04/09/2024	3,601,257	0.1
4,499,000 (3)	JPMorgan Chase & Co., 3.207%, 04/01/2023	4,606,565	0.1
6,000,000 (3)	JPMorgan Chase & Co., 3.514%, 06/18/2022	6,129,691	0.2
3,320,000	JPMorgan Chase & Co., 3.875%, 09/10/2024	3,553,878	0.1
2,500,000 (3)	JPMorgan Chase & Co., 3.882%, 07/24/2038	2,764,894	0.1
250,000 (3)	JPMorgan Chase & Co., 4.032%, 07/24/2048	285,887	0.0
2,219,000 (3)	JPMorgan Chase & Co., 5.000%, 12/31/2199	2,310,534	0.1
958,000 (1)	Liberty Mutual Group, Inc., 3.951%, 10/15/2050	996,681	0.0
2,177,000 (3)	Lloyds Banking Group PLC, 2.907%, 11/07/2023	2,209,635	0.1
350,000	Mitsubishi UFJ Financial Group, Inc., 2.757%, 09/13/2026	354,661	0.0
1,250,000 (2)	Mitsubishi UFJ Financial Group, Inc., 3.751%, 07/18/2039	1,369,668	0.0
315,000 (1),(2)	Mizuho Financial Group, Inc., 3.477%, 04/12/2026	330,202	0.0
5,870,000	Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	6,101,016	0.2
2,810,000 (1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	2,833,719	0.1
4,500,000	Morgan Stanley, 2.750%, 05/19/2022	4,582,451	0.1
1,080,000	Morgan Stanley, 3.950%, 04/23/2027	1,158,427	0.0
4,000,000	Morgan Stanley, 4.000%, 07/23/2025	4,328,331	0.1
1,000,000	Morgan Stanley, 5.500%, 07/28/2021	1,053,650	0.0
2,500,000	MUFG Union Bank NA, 3.150%, 04/01/2022	2,558,220	0.1
1,575,000 (1),(3)	National Australia Bank Ltd., 3.933%, 08/02/2034	1,636,677	0.1
1,004,000 (1),(2),(3)	Nationwide Building Society, 3.960%, 07/18/2030	1,078,403	0.0
1,576,000 (1),(2)	New York Life Global Funding, 2.875%, 04/10/2024	1,625,708	0.1
2,661,000 (1),(3)	Nordea Bank ABP, 6.125%, 12/31/2199	2,834,191	0.1
5,000,000	ORIX Corp., 3.250%, 12/04/2024	5,212,384	0.2
1,130,000	Piedmont Operating Partnership L.P., 4.450%, 03/15/2024	1,204,770	0.0
2,618,000 (2)	Royal Bank of Canada, 2.250%, 11/01/2024	2,631,886	0.1
2,000,000	Royal Bank of Canada, 2.703%, (US0003M + 0.660%), 10/05/2023	2,016,321	0.1
3,380,000	Royal Bank of Canada, 3.700%, 10/05/2023	3,572,961	0.1
5,500,000	Royal Bank of Scotland Group PLC, 3.875%, 09/12/2023	5,763,632	0.2

See Accompanying Notes to Financial Statements

6

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

1,813,000 (3)	Royal Bank of Scotland Group PLC, 4.269%, 03/22/2025	1,925,781	0.1
1,244,000 (3)	State Street Corp., 3.031%, 11/01/2034	1,248,630	0.0
1,000,000 (2)	Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/2021	1,009,114	0.0
1,430,000 (2)	Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	1,433,309	0.0
1,062,000 (2)	Toronto-Dominion Bank/The, 2.650%, 06/12/2024	1,087,642	0.0
4,500,000	Toronto-Dominion Bank/The, 3.250%, 03/11/2024	4,711,138	0.1
2,000,000 (2)	Toronto-Dominion Bank/The, 3.500%, 07/19/2023	2,106,673	0.1
1,478,000	Truist Bank, 3.200%, 04/01/2024	1,537,572	0.1
3,465,000 (3)	Truist Financial Corp., 4.800%, 12/31/2199	3,581,944	0.1
3,500,000	UBS AG/Stamford CT, 7.625%, 08/17/2022	3,946,968	0.1
2,470,000	UBS AG, 5.125%, 05/15/2024	2,667,600	0.1
2,100,000 (3)	Wells Fargo & Co., 2.406%, 10/30/2025	2,101,428	0.1
1,889,000 (3)	Wells Fargo & Co., 2.879%, 10/30/2030	1,901,673	0.1
4,000,000	Wells Fargo & Co., 3.750%, 01/24/2024	4,227,341	0.1
3,000,000 (2)	Wells Fargo & Co., 4.125%, 08/15/2023	3,186,427	0.1
1,250,000	Wells Fargo & Co., 4.750%, 12/07/2046	1,498,802	0.0
6,600,000	Wells Fargo Bank NA, 3.625%, 10/22/2021	6,794,062	0.2
2,195,000 (3)	Wells Fargo Bank NA, 2.082%, 09/09/2022	2,198,813	0.1
1,035,000	Westpac Banking Corp., 2.350%, 02/19/2025	1,037,278	0.0
1,201,000	XLIT Ltd., 4.450%, 03/31/2025	1,308,142	0.0
1,825,000	XLIT Ltd., 5.500%, 03/31/2045	2,318,188	0.1
		267,449,910	7.6

	Industrial: 1.1%
2,680,000	Amphenol Corp., 2.800%, 02/15/2030	2,656,663	0.1
500,000	Amphenol Corp., 3.200%, 04/01/2024	518,720	0.0
3,106,000 (3)	BNSF Funding Trust I, 6.613%, 12/15/2055	3,483,441	0.1
2,470,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	2,708,191	0.1
1,750,000	CSX Corp., 4.650%, 03/01/2068	2,005,685	0.1
646,000	FedEx Corp., 3.900%, 02/01/2035	658,285	0.0
1,250,000	FedEx Corp., 4.400%, 01/15/2047	1,254,204	0.0
2,171,000	Norfolk Southern Corp., 3.650%, 08/01/2025	2,322,934	0.1
278,000	Northrop Grumman Corp., 2.930%, 01/15/2025	286,586	0.0
1,080,000 (2)	Packaging Corp. of America, 4.050%, 12/15/2049	1,123,992	0.0
2,365,000	Rockwell Collins, Inc., 3.200%, 03/15/2024	2,461,072	0.1
2,000,000 (1),(2)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	2,014,076	0.1
1,330,000 (1),(2)	SMBC Aviation Capital Finance DAC, 3.550%, 04/15/2024	1,381,336	0.1
4,600,000	Stanley Black & Decker, Inc., 2.900%, 11/01/2022	4,705,907	0.1
2,250,000 (1)	TTX Co., 3.600%, 01/15/2025	2,372,172	0.1
1,000,000	United Parcel Service, Inc., 2.050%, 04/01/2021	1,002,717	0.0
693,000 (2)	United Parcel Service, Inc., 2.500%, 04/01/2023	705,717	0.0
1,000,000 (2)	United Parcel Service, Inc., 2.800%, 11/15/2024	1,035,473	0.0
3,500,000	United Technologies Corp., 3.650%, 08/16/2023	3,689,213	0.1
272,000	United Technologies Corp., 5.400%, 05/01/2035	350,029	0.0
402,000	United Technologies Corp., 6.125%, 07/15/2038	558,089	0.0
1,155,000 (1)	Vinci SA, 3.750%, 04/10/2029	1,259,993	0.0
		38,554,495	1.1

	Technology: 1.3%
1,000,000 (2)	Analog Devices, Inc., 3.500%, 12/05/2026	1,048,967	0.0
2,500,000	Apple, Inc., 2.400%, 01/13/2023	2,541,543	0.1
3,600,000	Apple, Inc., 3.750%, 09/12/2047	4,003,168	0.1
2,000,000	Apple, Inc., 3.850%, 05/04/2043	2,242,994	0.1
670,000	Broadridge Financial Solutions, Inc., 2.900%, 12/01/2029	670,043	0.0
1,000,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	1,150,969	0.0
1,170,000	Fiserv, Inc., 2.750%, 07/01/2024	1,190,994	0.0
2,194,000	Fiserv, Inc., 3.200%, 07/01/2026	2,272,644	0.1
1,840,000	HP, Inc., 4.050%, 09/15/2022	1,922,164	0.1
3,500,000	HP, Inc., 4.300%, 06/01/2021	3,605,116	0.1

See Accompanying Notes to Financial Statements

7

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

3,030,000	IBM Credit LLC, 3.000%, 02/06/2023	3,117,994	0.1
1,000,000	International Business Machines Corp., 2.875%, 11/09/2022	1,025,685	0.0
5,000,000	International Business Machines Corp., 3.300%, 05/15/2026	5,273,164	0.1
2,410,000	Intel Corp., 3.250%, 11/15/2049	2,427,817	0.1
2,000,000	KLA Corp., 4.125%, 11/01/2021	2,068,321	0.1
6,000,000	Microsoft Corp., 3.700%, 08/08/2046	6,775,065	0.2
4,000,000	Microsoft Corp., 4.450%, 11/03/2045	5,000,358	0.1
209,000	Oracle Corp., 3.850%, 07/15/2036	228,986	0.0
1,500,000	Oracle Corp., 4.000%, 11/15/2047	1,676,565	0.0
		48,242,557	1.3

	Utilities: 2.8%
2,660,000	Alabama Power Co., 3.375%, 10/01/2020	2,683,629	0.1
2,500,000 (1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	3,133,199	0.1
3,219,000 (1)	American Transmission Systems, Inc., 5.250%, 01/15/2022	3,406,818	0.1
2,709,000	Avangrid, Inc., 3.800%, 06/01/2029	2,873,252	0.1
1,470,000 (2)	Baltimore Gas & Electric Co., 3.350%, 07/01/2023	1,524,413	0.0
1,045,000	Black Hills Corp., 3.050%, 10/15/2029	1,041,891	0.0
1,800,000	Black Hills Corp., 4.250%, 11/30/2023	1,908,110	0.1
750,000	CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/2042	787,938	0.0
1,250,000	Commonwealth Edison Co., 3.750%, 08/15/2047	1,348,715	0.0
500,000	Consolidated Edison Co. of New York, Inc., 4.000%, 11/15/2057	535,552	0.0
491,000	Consolidated Edison Co. of New York, Inc., 5.300%, 03/01/2035	604,491	0.0
2,050,000 (2)	Dominion Energy Gas Holdings LLC, 2.500%, 11/15/2024	2,059,994	0.1
2,155,000 (3)	Dominion Energy, Inc., 4.650%, 12/31/2199	2,201,160	0.1
2,746,000 (1),(2)	DPL, Inc., 4.350%, 04/15/2029	2,649,240	0.1
2,235,000 (2)	Duke Energy Carolinas LLC, 3.200%, 08/15/2049	2,225,963	0.1
1,940,000	Duke Energy Carolinas LLC, 3.700%, 12/01/2047	2,095,305	0.1
945,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	1,053,715	0.0
1,055,000 (3)	Duke Energy Corp., 4.875%, 12/31/2199	1,107,935	0.0
1,485,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	1,484,086	0.0
533,000	Duke Energy Progress LLC, 3.700%, 10/15/2046	569,703	0.0
1,250,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	1,421,455	0.0
1,286,000	Entergy Corp., 2.950%, 09/01/2026	1,306,451	0.0
3,045,000	Entergy Gulf States Louisiana LLC, 3.950%, 10/01/2020	3,073,951	0.1
3,470,000	Entergy Louisiana LLC, 4.050%, 09/01/2023	3,689,413	0.1
1,944,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	1,913,950	0.1
2,750,000	Eversource Energy, 2.900%, 10/01/2024	2,810,493	0.1
3,528,000	Exelon Corp., 3.497%, 06/01/2022	3,622,836	0.1
3,565,000	FirstEnergy Corp., 2.850%, 07/15/2022	3,622,592	0.1
2,203,000	FirstEnergy Corp., 4.250%, 03/15/2023	2,322,570	0.1
1,505,000	Georgia Power Co., 2.200%, 09/15/2024	1,505,474	0.0
1,310,000	Georgia Power Co., 5.750%, 04/15/2023	1,422,849	0.0
3,640,000	Interstate Power & Light Co., 3.250%, 12/01/2024	3,789,561	0.1
2,802,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	3,050,413	0.1
1,745,000	LG&E & KU Energy LLC, 3.750%, 11/15/2020	1,763,240	0.1
411,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	437,618	0.0
3,035,000	Mississippi Power Co., 4.250%, 03/15/2042	3,260,671	0.1
368,000	Mississippi Power Co., 4.750%, 10/15/2041	384,945	0.0
1,507,000 (3)	National Rural Utilities Cooperative Finance Corp., 4.750%, 04/30/2043	1,573,348	0.0
2,650,000 (2)	NextEra Energy Capital Holdings, Inc., 3.150%, 04/01/2024	2,747,753	0.1
1,000,000	NiSource, Inc., 5.950%, 06/15/2041	1,280,643	0.0
3,320,000	Public Service Electric & Gas Co., 3.250%, 09/01/2023	3,457,847	0.1
1,740,000 (2)	San Diego Gas & Electric Co., 3.000%, 08/15/2021	1,764,042	0.1

See Accompanying Notes to Financial Statements

8

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

2,643,000	Sierra Pacific Power Co., 2.600%, 05/01/2026	2,657,313	0.1
280,000	Southern California Edison Co., 2.400%, 02/01/2022	281,436	0.0
620,000 (2)	Southern California Edison Co., 3.875%, 06/01/2021	633,568	0.0
2,000,000	Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	2,210,341	0.1
1,775,000	Southern Co. Gas Capital Corp., 5.875%, 03/15/2041	2,240,243	0.1
1,750,000	Tampa Electric Co., 5.400%, 05/15/2021	1,828,341	0.1
1,002,000	Union Electric Co., 3.500%, 03/15/2029	1,076,456	0.0
998,000	Union Electric Co., 3.900%, 09/15/2042	1,087,523	0.0
781,000 (2)	Virginia Electric & Power Co., 2.875%, 07/15/2029	800,798	0.0
1,710,000	Washington Gas Light Co., 3.650%, 09/15/2049	1,719,429	0.0
		100,052,672	2.8

	Total Corporate Bonds/Notes
	(Cost $802,057,229)	843,154,075	23.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 19.1%
3,579,508 (1),(3)	Agate Bay Mortgage Trust 2015-6 B2, 3.605%, 09/25/2045	3,632,553	0.1
4,738,214	Alternative Loan Trust 2005-10CB 1A1, 2.292%, (US0001M + 0.500%), 05/25/2035	4,074,097	0.1
3,973,652	Alternative Loan Trust 2005-51 3A2A, 3.530%, (12MTA + 1.290%), 11/20/2035	3,887,940	0.1
1,708,879	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	1,582,464	0.1
2,159,815	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	2,147,338	0.1
463,871 (4)	Alternative Loan Trust 2005-J3 2A2, 3.208%, (-1.000*US0001M + 5.000%), 05/25/2035	41,168	0.0
1,482,221	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	1,131,809	0.0
3,076,983	Alternative Loan Trust 2006-HY11 A1, 1.912%, (US0001M + 0.120%), 06/25/2036	2,950,483	0.1
2,106,425	Alternative Loan Trust 2007-23CB A3, 2.292%, (US0001M + 0.500%), 09/25/2037	1,163,905	0.0
172,950	Banc of America Funding 2007 8 Trust 4A1, 6.000%, 08/25/2037	163,662	0.0
844,029 (3)	Bear Stearns ALT-A Trust 2005-10 22A1, 4.018%, 01/25/2036	857,832	0.0
426,486 (3)	Bear Stearns ALT-A Trust 2005-4 23A1, 4.413%, 05/25/2035	432,482	0.0
1,279,678 (3)	Bear Stearns ALT-A Trust 2006-6 31A1, 4.480%, 11/25/2036	1,188,656	0.0
1,184,741 (3)	Bear Stearns ALT-A Trust 2006-6 32A1, 3.816%, 11/25/2036	986,064	0.0
8,657 (3)	Bear Stearns ARM Trust 2005-12 13A1, 4.421%, 02/25/2036	8,265	0.0
3,702,441	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 1.982%, (US0001M + 0.190%), 01/25/2037	3,537,955	0.1
142,534 (3)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 4.001%, 01/26/2036	127,146	0.0
890,029 (1),(3)	Chase Home Lending Mortgage Trust 2019-ATR1 A3, 4.000%, 04/25/2049	906,942	0.0
591,615 (3)	Chase Mortgage Finance Trust Series 2005-A1 1A1, 3.691%, 12/25/2035	564,662	0.0
2,609,758 (3)	CHL Mortgage Pass-Through Trust 2004-22 A3, 3.841%, 11/25/2034	2,630,769	0.1
61,370 (3)	CHL Mortgage Pass-Through Trust 2004-HYB9 1A1, 3.832%, 02/20/2035	62,046	0.0
20,064	CHL Mortgage Pass-Through Trust 2005-2 2A3, 2.472%, (US0001M + 0.680%), 03/25/2035	18,849	0.0
165,118	Citicorp Mortgage Securities Trust Series 2006-4 2A1, 5.500%, 08/25/2036	169,912	0.0
885,758	Citicorp Mortgage Securities Trust Series 2007-1 1A1, 6.000%, 01/25/2037	877,616	0.0
1,495,908 (3)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.170%, 09/25/2037	1,466,390	0.0
1,239,004 (1),(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,313,425	0.0

See Accompanying Notes to Financial Statements

9

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

62,405 (3)	Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2A, 4.521%, 08/25/2035	63,490	0.0
2,374,521	Citigroup Mortgage Loan Trust, Inc. 2005-8 3A1, 5.500%, 09/25/2035	2,443,495	0.1
329,839	CitiMortgage Alternative Loan Trust Series 2007-A2 1A5, 6.000%, 02/25/2037	327,527	0.0
972,508	Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.292%, (US0001M + 0.500%), 11/25/2035	547,301	0.0
5,252,979	Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.512%, (US0001M + 0.720%), 11/25/2035	5,231,016	0.2
197,840 (3)	DSLA Mortgage Loan Trust 2004-AR3 2A1, 4.376%, 07/19/2044	200,995	0.0
650,194	DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.044%, (US0001M + 0.280%), 08/19/2045	564,442	0.0
1,000,000	Fannie Mae 2011-128 KB, 4.500%, 12/25/2041	1,137,249	0.0
12,090,957	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	13,621,835	0.4
2,206,134	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	2,260,450	0.1
28,090,696 (4)	Fannie Mae 2016-82 SD, 4.258%, (-1.000*US0001M + 6.050%), 11/25/2046	5,180,166	0.2
6,020,047	Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	6,253,775	0.2
8,400,000	Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.042%, (US0001M + 4.250%), 04/25/2029	9,029,953	0.3
3,532,937	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 5.792%, (US0001M + 4.000%), 05/25/2025	3,751,316	0.1
222,430	Fannie Mae Connecticut Avenue Securities 2015-C02 2M2, 5.792%, (US0001M + 4.000%), 05/25/2025	230,618	0.0
6,079,708	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 7.342%, (US0001M + 5.550%), 04/25/2028	6,494,450	0.2
7,100,000	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 6.042%, (US0001M + 4.250%), 01/25/2029	7,555,143	0.2
10,166,760	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.242%, (US0001M + 4.450%), 01/25/2029	10,749,210	0.3
335,494	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.142%, (US0001M + 4.350%), 05/25/2029	354,064	0.0
4,800,000	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 5.342%, (US0001M + 3.550%), 07/25/2029	5,083,776	0.1
4,900,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.442%, (US0001M + 3.650%), 09/25/2029	5,165,940	0.2
1,500,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.792%, (US0001M + 3.000%), 10/25/2029	1,568,380	0.1
5,889,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 4.642%, (US0001M + 2.850%), 11/25/2029	6,095,466	0.2
9,050,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.992%, (US0001M + 2.200%), 01/25/2030	9,213,000	0.3
900,000	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 4.442%, (US0001M + 2.650%), 02/25/2030	924,370	0.0
8,050,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.192%, (US0001M + 2.400%), 05/28/2030	8,206,527	0.2

See Accompanying Notes to Financial Statements

10

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

8,644,066	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.292%, (US0001M + 2.500%), 05/25/2030	8,783,522	0.3
4,491,306	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 4.592%, (US0001M + 2.800%), 02/25/2030	4,616,489	0.1
6,924,295	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 3.992%, (US0001M + 2.200%), 08/25/2030	6,990,246	0.2
1,700,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 3.942%, (US0001M + 2.150%), 10/25/2030	1,714,654	0.1
1,200,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.342%, (US0001M + 2.550%), 12/25/2030	1,222,386	0.0
2,500,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 4.142%, (US0001M + 2.350%), 01/25/2031	2,538,020	0.1
5,409,539	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 3.792%, (US0001M + 2.000%), 03/25/2031	5,436,552	0.2
14,000,000	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.042%, (US0001M + 2.250%), 07/25/2030	14,198,023	0.4
3,500,000 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 4.092%, (US0001M + 2.300%), 08/25/2031	3,535,377	0.1
6,685,863 (1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.192%, (US0001M + 2.400%), 04/25/2031	6,768,939	0.2
2,245,584	Fannie Mae Connecticut Avenue Securities, 7.492%, (US0001M + 5.700%), 04/25/2028	2,496,098	0.1
522,246 (4)	Fannie Mae Interest Strip Series 418 10, 4.000%, 08/25/2043	97,426	0.0
440,441 (4)	Fannie Mae Interest Strip Series 418 15, 3.500%, 08/25/2043	69,817	0.0
9,448	Fannie Mae REMIC Trust 1994-77 FB, 3.292%, (US0001M + 1.500%), 04/25/2024	9,590	0.0
365,822	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	400,476	0.0
291,353	Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	320,358	0.0
29,149	Fannie Mae REMIC Trust 2002-21 FC, 2.692%, (US0001M + 0.900%), 04/25/2032	29,606	0.0
909,940 (4)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	206,578	0.0
81,180	Fannie Mae REMIC Trust 2004-11 A, 1.912%, (US0001M + 0.120%), 03/25/2034	80,884	0.0
476,381	Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/2036	529,837	0.0
200,855	Fannie Mae REMIC Trust 2005-74 DK, 16.832%, (-4.000*US0001M + 24.000%), 07/25/2035	313,969	0.0
5,120,338 (4)	Fannie Mae REMIC Trust 2005-92 SC, 4.888%, (-1.000*US0001M + 6.680%), 10/25/2035	951,768	0.0
316,165	Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/2036	350,308	0.0
966,550	Fannie Mae REMIC Trust 2006-104 ES, 24.490%, (-5.000*US0001M + 33.450%), 11/25/2036	1,742,278	0.1
5,909,707 (4)	Fannie Mae REMIC Trust 2006-12 SD, 4.958%, (-1.000*US0001M + 6.750%), 10/25/2035	961,372	0.0
2,614,177 (4)	Fannie Mae REMIC Trust 2006-123 UI, 4.948%, (-1.000*US0001M + 6.740%), 01/25/2037	559,951	0.0
674,639 (4)	Fannie Mae REMIC Trust 2006-72 HS, 4.908%, (-1.000*US0001M + 6.700%), 08/25/2026	80,797	0.0
200,294	Fannie Mae REMIC Trust 2007-73 A1, 1.711%, (US0001M + 0.060%), 07/25/2037	196,984	0.0
528,676	Fannie Mae REMIC Trust 2008-20 SP, 11.020%, (-2.500*US0001M + 15.500%), 03/25/2038	691,094	0.0

See Accompanying Notes to Financial Statements

11

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

2,292,571	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,485,498	0.1
8,102,688 (4)	Fannie Mae REMIC Trust 2010-102 SB, 4.808%, (-1.000*US0001M + 6.600%), 09/25/2040	1,702,935	0.1
2,698,016 (4)	Fannie Mae REMIC Trust 2010-116 SE, 4.808%, (-1.000*US0001M + 6.600%), 10/25/2040	512,441	0.0
7,966,660 (4)	Fannie Mae REMIC Trust 2010-123 SL, 4.278%, (-1.000*US0001M + 6.070%), 11/25/2040	1,194,255	0.0
5,050,000	Fannie Mae REMIC Trust 2010-130 CX, 4.500%, 09/25/2039	5,242,936	0.2
4,098,790 (4)	Fannie Mae REMIC Trust 2010-55 AS, 4.628%, (-1.000*US0001M + 6.420%), 06/25/2040	760,692	0.0
8,159,907	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	9,011,693	0.3
1,295,871	Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/2040	1,411,431	0.0
6,601,976 (4)	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/2041	558,284	0.0
1,787,961 (4)	Fannie Mae REMIC Trust 2012-10 US, 4.658%, (-1.000*US0001M + 6.450%), 02/25/2042	231,367	0.0
1,292,839	Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/2041	1,328,908	0.0
11,158,909 (4)	Fannie Mae REMIC Trust 2012-113 SG, 4.308%, (-1.000*US0001M + 6.100%), 10/25/2042	2,048,300	0.1
8,122,457 (4)	Fannie Mae REMIC Trust 2012-122 SB, 4.358%, (-1.000*US0001M + 6.150%), 11/25/2042	1,526,650	0.0
3,328,591 (4)	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/2032	286,731	0.0
3,922,600	Fannie Mae REMIC Trust 2012-131 BS, 3.371%, (-1.200*US0001M + 5.400%), 12/25/2042	3,678,631	0.1
12,825,019 (4)	Fannie Mae REMIC Trust 2012-137 SN, 4.308%, (-1.000*US0001M + 6.100%), 12/25/2042	2,255,513	0.1
4,962,687 (4)	Fannie Mae REMIC Trust 2012-15 SP, 4.828%, (-1.000*US0001M + 6.620%), 06/25/2040	493,573	0.0
3,077,923 (4)	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/2042	504,378	0.0
697,430	Fannie Mae REMIC Trust 2013-44 ZG, 3.500%, 03/25/2042	732,377	0.0
10,246,993 (4)	Fannie Mae REMIC Trust 2013-60 DS, 4.408%, (-1.000*US0001M + 6.200%), 06/25/2033	1,737,956	0.1
8,438,293 (4)	Fannie Mae REMIC Trust 2013-9 DS, 4.358%, (-1.000*US0001M + 6.150%), 02/25/2043	1,947,750	0.1
270,426 (4)	Fannie Mae REMIC Trust 2013-9 SA, 4.358%, (-1.000*US0001M + 6.150%), 03/25/2042	40,434	0.0
3,104,671 (4)	Fannie Mae REMIC Trust 2014-81 JI, 4.000%, 09/25/2041	197,419	0.0
23,834,891 (4)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	5,367,622	0.2
3,785,347 (4)	Fannie Mae REMICS 2005-66 SY, 4.908%, (-1.000*US0001M + 6.700%), 07/25/2035	754,516	0.0
6,730,566 (4)	Fannie Mae REMICS 2006-120 QD, 2.908%, (-1.000*US0001M + 4.700%), 10/25/2036	691,116	0.0
3,202,055 (4)	Fannie Mae REMICS 2006-59 XS, 5.408%, (-1.000*US0001M + 7.200%), 07/25/2036	600,573	0.0
3,460,157 (4)	Fannie Mae REMICS 2007-53 SX, 4.308%, (-1.000*US0001M + 6.100%), 06/25/2037	653,236	0.0
1,357,406	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	1,507,429	0.0
103,000	Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	108,042	0.0
4,988,438 (4)	Fannie Mae REMICS 2011-149 ES, 4.208%, (-1.000*US0001M + 6.000%), 07/25/2041	631,704	0.0
1,180,640	Fannie Mae REMICS 2012-150 CS, 3.312%, (-1.500*US0001M + 6.000%), 01/25/2043	1,095,088	0.0
13,570,931 (4)	Fannie Mae REMICS 2016-93 SL, 4.858%, (-1.000*US0001M + 6.650%), 12/25/2046	2,333,471	0.1
2,107,861	Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	2,142,487	0.1

See Accompanying Notes to Financial Statements

12

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

447,160	Fannie Mae REMICS 2018-27 EA, 3.000%, 05/25/2048	459,806	0.0
2,270,365	Fannie Mae REMICS 2018-64 ET, 3.000%, 09/25/2048	2,312,880	0.1
13,756,058 (4)	Fannie Mae REMICS 2019-18 SA, 4.258%, (-1.000*US0001M + 6.050%), 05/25/2049	2,425,494	0.1
3,578,906	Fannie Mae REMICS 2016-97 PA, 3.000%, 12/25/2044	3,659,811	0.1
202,549 (3)	First Horizon Alternative Mortgage Securities Trust 2005-AA1 1A1, 3.833%, 03/25/2035	162,319	0.0
506,764 (3)	First Horizon Asset Securities, Inc. 2005-AR6 4A1, 4.127%, 02/25/2036	495,138	0.0
40,123 (3)	First Horizon Mortgage Pass-Through Trust 2005-AR3 2A1, 4.664%, 08/25/2035	33,744	0.0
1,440,727 (1),(3)	Flagstar Mortgage Trust 2018-1 B1, 4.030%, 03/25/2048	1,520,288	0.0
1,536,775 (1),(3)	Flagstar Mortgage Trust 2018-1 B2, 4.030%, 03/25/2048	1,600,837	0.1
2,017,018 (1),(3)	Flagstar Mortgage Trust 2018-1 B3, 4.030%, 03/25/2048	2,041,450	0.1
1,740,240 (1),(3)	Flagstar Mortgage Trust 2018-2 B2, 4.050%, 04/25/2048	1,788,147	0.1
2,382,198 (1),(3)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	2,435,877	0.1
5,367,255 (4)	Freddie Mac 2815 GS, 4.260%, (-1.000*US0001M + 6.000%), 03/15/2034	899,950	0.0
16,900,738	Freddie Mac 326 350, 3.500%, 03/15/2044	17,650,233	0.5
4,217	Freddie Mac REMIC Trust 1125 Z, 8.250%, 08/15/2021	4,364	0.0
236,808	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	261,637	0.0
232,437	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	255,755	0.0
100,822	Freddie Mac REMIC Trust 2411 FJ, 2.090%, (US0001M + 0.350%), 12/15/2029	100,479	0.0
146,723	Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/2032	163,125	0.0
377,820	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	424,655	0.0
298,809	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	307,791	0.0
312,322	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	348,777	0.0
18	Freddie Mac REMIC Trust 2559 PB, 5.500%, 08/15/2030	18	0.0
272,230	Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/2033	305,591	0.0
360,399 (4)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	80,433	0.0
444,119	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	505,021	0.0
1,205,787	Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/2034	1,353,824	0.0
858,663	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	943,792	0.0
981,247	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	1,079,130	0.0
5,944,805 (4)	Freddie Mac REMIC Trust 3045 DI, 4.990%, (-1.000*US0001M + 6.730%), 10/15/2035	1,132,382	0.0
2,641,194 (4)	Freddie Mac REMIC Trust 3064 SP, 4.860%, (-1.000*US0001M + 6.600%), 03/15/2035	187,210	0.0
398,031	Freddie Mac REMIC Trust 3065 DC, 14.641%, (-3.000*US0001M + 19.860%), 03/15/2035	548,440	0.0
828,970 (4)	Freddie Mac REMIC Trust 3102 IS, 18.188%, (-3.667*US0001M + 24.567%), 01/15/2036	421,743	0.0
3,210,190	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	3,531,881	0.1
1,782,395 (4)	Freddie Mac REMIC Trust 3170 SA, 4.860%, (-1.000*US0001M + 6.600%), 09/15/2033	328,639	0.0
1,100,561 (4)	Freddie Mac REMIC Trust 3171 PS, 4.745%, (-1.000*US0001M + 6.485%), 06/15/2036	175,766	0.0
1,581,085	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	1,778,619	0.1
391,868 (3)	Freddie Mac REMIC Trust 3524 LA, 5.210%, 03/15/2033	430,546	0.0
104,954	Freddie Mac REMIC Trust 3556 NT, 4.840%, (US0001M + 3.100%), 03/15/2038	107,433	0.0

See Accompanying Notes to Financial Statements

13

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

6,744,203 (4)	Freddie Mac REMIC Trust 3589 SB, 4.460%, (-1.000*US0001M + 6.200%), 10/15/2039	1,214,787	0.0
1,167,218 (4)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	160,021	0.0
7,100,810	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	7,964,997	0.2
2,503,998	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	2,827,374	0.1
289,045 (4)	Freddie Mac REMIC Trust 3710 SL, 4.260%, (-1.000*US0001M + 6.000%), 05/15/2036	3,459	0.0
1,299,802	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	1,468,175	0.0
939,491 (4)	Freddie Mac REMIC Trust 3752 WS, 4.860%, (-1.000*US0001M + 6.600%), 12/15/2039	40,456	0.0
1,094,809	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	1,196,472	0.0
4,840,334 (4)	Freddie Mac REMIC Trust 3820 BI, 4.000%, 11/15/2038	267,707	0.0
1,869,174	Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/2041	2,007,750	0.1
5,967,029 (4)	Freddie Mac REMIC Trust 3856 KS, 4.810%, (-1.000*US0001M + 6.550%), 05/15/2041	1,033,796	0.0
1,523,000	Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/2041	1,695,949	0.1
2,205,813 (4)	Freddie Mac REMIC Trust 3925 SD, 4.310%, (-1.000*US0001M + 6.050%), 07/15/2040	220,366	0.0
10,523,781 (4)	Freddie Mac REMIC Trust 3925 SL, 4.310%, (-1.000*US0001M + 6.050%), 01/15/2041	1,124,821	0.0
2,551,517 (4)	Freddie Mac REMIC Trust 3936 GS, 4.960%, (-1.000*US0001M + 6.700%), 11/15/2025	92,507	0.0
13,803,239 (4)	Freddie Mac REMIC Trust 3951 SN, 4.810%, (-1.000*US0001M + 6.550%), 11/15/2041	2,788,920	0.1
4,567,395 (4)	Freddie Mac REMIC Trust 3984 NS, 4.860%, (-1.000*US0001M + 6.600%), 01/15/2040	272,229	0.0
1,066,903	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	1,156,166	0.0
2,123,073	Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/2042	2,504,064	0.1
1,977,944 (4)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	160,048	0.0
4,423,438 (4)	Freddie Mac REMIC Trust 4094 YS, 4.960%, (-1.000*US0001M + 6.700%), 04/15/2040	399,502	0.0
10,693,746 (4)	Freddie Mac REMIC Trust 4102 MS, 4.860%, (-1.000*US0001M + 6.600%), 09/15/2042	2,116,251	0.1
945,849 (4)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	136,933	0.0
5,518,064	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	5,679,083	0.2
27,067,017	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	30,024,728	0.9
9,530,157 (4)	Freddie Mac REMIC Trust 4313 SD, 4.410%, (-1.000*US0001M + 6.150%), 03/15/2044	1,645,464	0.1
14,720,680 (4)	Freddie Mac REMIC Trust 4313 SE, 4.410%, (-1.000*US0001M + 6.150%), 03/15/2044	2,616,373	0.1
2,827,310 (4)	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/2042	261,839	0.0
1,584,076 (4)	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/2043	264,201	0.0
7,310,997	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	8,313,692	0.2
5,889,646 (4)	Freddie Mac REMIC Trust 4346 ST, 4.460%, (-1.000*US0001M + 6.200%), 07/15/2039	708,621	0.0
11,296,966	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	12,611,011	0.4
5,582,702 (4)	Freddie Mac REMIC Trust 4386 LS, 4.360%, (-1.000*US0001M + 6.100%), 09/15/2044	947,735	0.0
9,465,521 (4)	Freddie Mac REMICS 3284 CI, 4.380%, (-1.000*US0001M + 6.120%), 03/15/2037	1,745,925	0.1
15,989,718 (4)	Freddie Mac REMICS 4675 KS, 4.260%, (-1.000*US0001M + 6.000%), 04/15/2047	3,063,384	0.1

See Accompanying Notes to Financial Statements

14

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

500,398	Freddie Mac REMICS 4678 AB, 4.000%, 06/15/2044	516,487	0.0
14,252,296	Freddie Mac REMICS 4771 HZ, 3.500%, 03/15/2048	14,593,498	0.4
2,513,607	Freddie Mac REMICS 4787 PY, 4.000%, 05/15/2048	2,630,045	0.1
8,334,526	Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	9,193,416	0.3
11,041,706 (4)	Freddie Mac Strips Series 311 S1, 4.210%, (-1.000*US0001M + 5.950%), 08/15/2043	2,088,700	0.1
876,290	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 5.792%, (US0001M + 4.000%), 08/25/2024	934,356	0.0
2,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 5.692%, (US0001M + 3.900%), 12/25/2027	2,069,788	0.1
3,100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.492%, (US0001M + 4.700%), 04/25/2028	3,437,338	0.1
1,282,935	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 5.592%, (US0001M + 3.800%), 03/25/2025	1,316,564	0.0
1,900,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.342%, (US0001M + 5.550%), 07/25/2028	2,097,903	0.1
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 5.642%, (US0001M + 3.850%), 03/25/2029	534,002	0.0
9,900,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.292%, (US0001M + 2.500%), 03/25/2030	10,141,832	0.3
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 5.342%, (US0001M + 3.550%), 08/25/2029	1,051,168	0.0
6,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.442%, (US0001M + 2.650%), 12/25/2029	6,376,369	0.2
6,630,315	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.142%, (US0001M + 2.350%), 04/25/2030	6,749,601	0.2
6,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 3.592%, (US0001M + 1.800%), 07/25/2030	6,017,844	0.2
1,300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.092%, (US0001M + 2.300%), 09/25/2030	1,315,816	0.0
297,114	Freddie Mac Structured Pass Through Certificates T-54 2A, 6.500%, 02/25/2043	345,886	0.0
436,714	Freddie Mac Structured Pass Through Certificates T-62 1A1, 3.440%, (12MTA + 1.200%), 10/25/2044	443,133	0.0
48,569	Freddie Mac-Ginnie Mae Series 27 FC, 3.375%, (PRIME + (1.375)%), 03/25/2024	49,223	0.0
1,209,160 (1),(3)	Galton Funding Mortgage Trust 2017-2 A21, 4.000%, 06/25/2059	1,223,274	0.0
11,783,900 (4)	Ginnie Mae 2007-35 KY, 4.710%, (-1.000*US0001M + 6.450%), 06/16/2037	2,244,958	0.1
952,965	Ginnie Mae 2013-26 GU, 1.500%, 04/20/2042	928,976	0.0
926,676	Ginnie Mae 2013-26 JC, 2.000%, 01/20/2043	918,306	0.0
409,268	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	386,644	0.0
436,765	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	427,721	0.0
895,226 (4)	Ginnie Mae Series 2005-7 AH, 5.030%, (-1.000*US0001M + 6.770%), 02/16/2035	152,698	0.0
73,275	Ginnie Mae Series 2007-37 S, 18.921%, (-3.667*US0001M + 25.300%), 04/16/2037	79,079	0.0

See Accompanying Notes to Financial Statements

15

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

428,509	Ginnie Mae Series 2007-8 SP, 16.327%, (-3.242*US0001M + 22.049%), 03/20/2037	670,428	0.0
2,575,465 (4)	Ginnie Mae Series 2008-35 SN, 4.635%, (-1.000*US0001M + 6.400%), 04/20/2038	377,219	0.0
1,395,995 (4)	Ginnie Mae Series 2008-40 PS, 4.760%, (-1.000*US0001M + 6.500%), 05/16/2038	250,028	0.0
10,298,111 (4)	Ginnie Mae Series 2009-106 SU, 4.435%, (-1.000*US0001M + 6.200%), 05/20/2037	1,886,828	0.1
3,413,295 (4)	Ginnie Mae Series 2009-25 KS, 4.435%, (-1.000*US0001M + 6.200%), 04/20/2039	608,553	0.0
1,722,472	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	1,888,155	0.1
2,203,271	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	2,434,962	0.1
831,053 (4)	Ginnie Mae Series 2009-33 SN, 4.535%, (-1.000*US0001M + 6.300%), 05/20/2039	29,502	0.0
11,903,697	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	13,384,534	0.4
703,052 (4)	Ginnie Mae Series 2009-43 HS, 4.435%, (-1.000*US0001M + 6.200%), 06/20/2038	21,886	0.0
2,461,905 (4)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	300,751	0.0
2,212,882 (4)	Ginnie Mae Series 2010-116 NS, 4.910%, (-1.000*US0001M + 6.650%), 09/16/2040	372,953	0.0
6,285,964 (4)	Ginnie Mae Series 2010-116 SK, 4.855%, (-1.000*US0001M + 6.620%), 08/20/2040	1,140,261	0.0
9,856,739 (4)	Ginnie Mae Series 2010-149 HS, 4.360%, (-1.000*US0001M + 6.100%), 05/16/2040	994,805	0.0
3,540,331 (4)	Ginnie Mae Series 2010-4 SP, 4.760%, (-1.000*US0001M + 6.500%), 01/16/2039	392,307	0.0
4,006,475	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	4,347,772	0.1
2,168,315 (4)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	221,060	0.0
2,575,206 (4)	Ginnie Mae Series 2010-68 MS, 4.085%, (-1.000*US0001M + 5.850%), 06/20/2040	438,494	0.0
4,996,081 (4)	Ginnie Mae Series 2010-9 JI, 5.000%, 01/20/2040	1,146,098	0.0
3,329,190 (4)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	253,983	0.0
949,605 (4)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	86,530	0.0
61,244	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	67,541	0.0
5,247,081 (4)	Ginnie Mae Series 2011-80 KS, 4.905%, (-1.000*US0001M + 6.670%), 06/20/2041	1,127,707	0.0
977,427 (4)	Ginnie Mae Series 2012-40 NI, 4.500%, 05/20/2040	72,121	0.0
88,228	Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	89,587	0.0
13,552,059 (4)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	2,646,663	0.1
10,652,517 (4)	Ginnie Mae Series 2013-184 JI, 5.500%, 12/16/2043	2,436,140	0.1
11,636,636	Ginnie Mae Series 2014-3 EP, 2.750%, 02/16/2043	11,769,458	0.3
9,447,525 (4)	Ginnie Mae Series 2014-3 SU, 4.285%, (-1.000*US0001M + 6.050%), 07/20/2039	1,684,984	0.1
1,358,609	Ginnie Mae Series 2014-43 Z, 4.000%, 03/20/2044	1,567,512	0.1
11,633,554 (4)	Ginnie Mae Series 2014-55 MS, 4.460%, (-1.000*US0001M + 6.200%), 04/16/2044	2,198,604	0.1
13,077,977 (4)	Ginnie Mae Series 2014-56 SP, 4.460%, (-1.000*US0001M + 6.200%), 12/16/2039	1,891,421	0.1
10,388,822 (4)	Ginnie Mae Series 2014-58 CS, 3.860%, (-1.000*US0001M + 5.600%), 04/16/2044	1,670,784	0.1
13,296,439 (4)	Ginnie Mae Series 2014-79 BI, 6.000%, 05/16/2044	3,140,059	0.1
5,220,021 (4)	Ginnie Mae Series 2014-99 S, 3.835%, (-1.000*US0001M + 5.600%), 06/20/2044	967,083	0.0
3,627,411	Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	3,718,881	0.1
4,443,107	Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	4,580,789	0.1
3,594,009 (1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	3,649,673	0.1
2,618	GSR Mortgage Loan Trust 2003-2F 3A1, 6.000%, 03/25/2032	2,709	0.0

See Accompanying Notes to Financial Statements

16

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

66,413	HarborView Mortgage Loan Trust 2005-2 2A1A, 2.204%, (US0001M + 0.440%), 05/19/2035	64,467	0.0
261,117	HomeBanc Mortgage Trust 2004-1 2A, 2.652%, (US0001M + 0.860%), 08/25/2029	254,343	0.0
3,000,000	HomeBanc Mortgage Trust 2005-4 M1, 2.262%, (US0001M + 0.470%), 10/25/2035	3,033,991	0.1
3,191,206	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.002%, (US0001M + 0.210%), 04/25/2046	3,031,142	0.1
2,643,286	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.002%, (US0001M + 0.210%), 02/25/2046	2,259,276	0.1
14,221 (3)	JP Morgan Mortgage Trust 2005-A1 6T1, 4.611%, 02/25/2035	14,369	0.0
116,502 (3)	JP Morgan Mortgage Trust 2007-A1 5A5, 4.305%, 07/25/2035	119,681	0.0
3,099,278 (1),(3)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	3,116,787	0.1
4,435,715 (1),(3)	JP Morgan Mortgage Trust 2017-4 B1, 3.952%, 11/25/2048	4,669,722	0.1
1,627,785 (1),(3)	JP Morgan Mortgage Trust 2017-4 B2, 3.952%, 11/25/2048	1,648,153	0.1
1,055,945 (1),(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.826%, 12/25/2048	1,062,637	0.0
1,631,863 (1),(3)	JP Morgan Mortgage Trust 2018-1 B1, 3.744%, 06/25/2048	1,670,312	0.1
1,631,863 (1),(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.744%, 06/25/2048	1,648,853	0.1
2,015,831 (1),(3)	JP Morgan Mortgage Trust 2018-1 B3, 3.744%, 06/25/2048	1,997,950	0.1
1,445,602 (1),(3)	JP Morgan Mortgage Trust 2018-3 B1, 3.762%, 09/25/2048	1,489,927	0.0
1,301,687 (1),(3)	JP Morgan Mortgage Trust 2018-4 B1, 3.779%, 10/25/2048	1,343,198	0.0
551,255 (1),(3)	JP Morgan Mortgage Trust 2019-3 A3, 4.000%, 09/25/2049	558,232	0.0
1,216,648 (1),(3)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	1,235,958	0.0
1,460,671 (1),(3)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	1,499,241	0.0
4,864,514,781 (1),(4)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	5,922,060	0.2
8,721,537 (4)	Lehman Mortgage Trust 2006-9 2A5, 4.828%, (-1.000*US0001M + 6.620%), 01/25/2037	1,399,186	0.0
2,679,376	Lehman XS Trust Series 2005-5N 1A2, 2.152%, (US0001M + 0.360%), 11/25/2035	2,480,475	0.1
80,268 (3)	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A3 1A, 4.139%, 05/25/2033	81,997	0.0
501,140	Merrill Lynch Mortgage Investors Trust Series 2005-A6 2A3, 2.172%, (US0001M + 0.380%), 08/25/2035	504,388	0.0
30,263	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 5A, 2.042%, (US0001M + 0.250%), 11/25/2035	29,042	0.0
2,000,000	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 3.592%, (US0001M + 1.800%), 09/25/2035	1,978,554	0.1
1,549,700	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	1,250,107	0.0
1,634,700 (1),(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	1,735,511	0.1
19,554 (1),(3)	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 7.000%, 02/19/2030	20,028	0.0
743,668	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	688,474	0.0
271,384 (3)	Provident Funding Mortgage Loan Trust 2005-2 3A, 4.640%, 10/25/2035	275,863	0.0
990,582 (1)	RBSSP Resecuritization Trust 2011-3 2A1, 1.958%, (US0001M + 0.250%), 02/26/2037	993,363	0.0
1,489	RFMSI Series Trust 2003-S9 A1, 6.500%, 03/25/2032	1,545	0.0
3,144,908	Seasoned Credit Risk Transfer Trust 2017-4 M45T, 4.500%, 06/25/2057	3,362,406	0.1
60,665	Sequoia Mortgage Trust 2003-4 2A1, 2.115%, (US0001M + 0.350%), 07/20/2033	59,856	0.0
33,079 (3)	Sequoia Mortgage Trust 2005-4 2A1, 4.537%, 04/20/2035	34,889	0.0

See Accompanying Notes to Financial Statements

17

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

1,294,851 (1),(3)	Sequoia Mortgage Trust 2014-3 B3, 3.936%, 10/25/2044	1,336,542	0.0
1,310,238 (1),(3)	Sequoia Mortgage Trust 2014-4 B3, 3.864%, 11/25/2044	1,346,045	0.0
1,146,668 (1),(3)	Sequoia Mortgage Trust 2015-2 B3, 3.738%, 05/25/2045	1,173,896	0.0
1,257,369 (1),(3)	Sequoia Mortgage Trust 2015-3 B3, 3.707%, 07/25/2045	1,259,026	0.0
2,900,000 (1),(3)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,040,648	0.1
1,180,401 (1),(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	1,197,880	0.0
4,824,883 (1),(3)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.487%, 02/25/2048	5,134,633	0.2
1,315,842 (1),(3)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	1,333,010	0.0
2,664,914 (1),(3)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	2,710,420	0.1
55,576 (3)	Structured Adjustable Rate Mortgage Loan Trust 2005-17 3A1, 4.241%, 08/25/2035	56,464	0.0
1,181,425 (3)	Structured Adjustable Rate Mortgage Loan Trust 2005-7 4A, 4.122%, 04/25/2035	1,142,848	0.0
243,738	Structured Asset Mortgage Investments II Trust 2005-AR5 A2, 2.014%, (US0001M + 0.250%), 07/19/2035	241,014	0.0
110,583	Structured Asset Mortgage Investments II Trust 2005-AR5 A3, 2.014%, (US0001M + 0.250%), 07/19/2035	110,200	0.0
363,818 (3)	Thornburg Mortgage Securities Trust 2006-5 A1, 4.130%, 10/25/2046	366,228	0.0
1,200,000 (1),(3)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	1,200,365	0.0
1,300,000 (1),(3)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	1,307,875	0.0
1,796,057 (1),(5)	Verus Securitization Trust 2019-3 A2, 2.938% (Step Rate @ 3.938% on 07/25/2023), 07/25/2059	1,800,359	0.1
8,579	WaMu Mortgage Pass Through Certificates Series 2002-AR2 A, 2.350%, (COF 11 + 1.250%), 02/27/2034	8,570	0.0
30,947	WaMu Mortgage Pass Through Certificates Series 2002-AR9 1A, 3.640%, (12MTA + 1.400%), 08/25/2042	30,380	0.0
37,801	WaMu Mortgage Pass Through Certificates Series 2005-AR1 A1A, 2.432%, (US0001M + 0.640%), 01/25/2045	37,682	0.0
894,503 (3)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.210%, 10/25/2036	840,753	0.0
348,116	WaMu Mortgage Pass Through Certificates Series 2006-AR7 3A, 2.627%, (COF 11 + 1.500%), 07/25/2046	337,581	0.0
61,487,186 (3),(4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.276%, 08/25/2045	2,224,465	0.1
1,983,881	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.282%, (US0001M + 0.490%), 10/25/2045	1,983,258	0.1
736,333 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.693%, 10/25/2036	725,207	0.0
1,375,040 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.342%, 12/25/2036	1,296,997	0.0
2,507,708 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.875%, 08/25/2046	2,435,202	0.1
3,248,885 (3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.501%, 04/25/2037	2,997,048	0.1
2,061,651 (3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.612%, 07/25/2037	1,888,727	0.1
3,026,747	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	2,842,820	0.1
263,534	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	262,665	0.0

See Accompanying Notes to Financial Statements

18

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

1,921,753	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 1.892%, (US0001M + 0.100%), 12/25/2036	1,373,749	0.0
4,473,675	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.200%, (12MTA + 0.960%), 08/25/2046	3,347,282	0.1
1,873,893	Wells Fargo Alternative Loan 2007-PA2 2A1, 2.222%, (US0001M + 0.430%), 06/25/2037	1,556,731	0.0
175,507 (3)	Wells Fargo Mortgage Backed Securities 2005-AR7 1A1, 5.076%, 05/25/2035	175,757	0.0
438,670 (3)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 5.220%, 04/25/2036	430,681	0.0
1,055,848 (1),(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.777%, 08/20/2045	1,053,656	0.0

Total Collateralized Mortgage Obligations
(Cost $658,635,023)		675,781,147	19.1

MUNICIPAL BONDS: 0.1%
	California: 0.1%
500,000	California State University, 6.434%, 11/01/2030	649,570	0.1
200,000	Los Angeles County Public Works Financing Authority, 7.488%, 08/01/2033	271,492	0.0
300,000	Los Angeles County Public Works Financing Authority, 7.618%, 08/01/2040	465,423	0.0
100,000	State of California, 7.700%, 11/01/2030	104,748	0.0
200,000	Regents of the University of California Medical Center Pooled Revenue, 6.398%, 05/15/2031	254,166	0.0
300,000	Regents of the University of California Medical Center Pooled Revenue, 6.548%, 05/15/2048	433,761	0.0

Total Municipal Bonds
(Cost $1,601,900)		2,179,160	0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.0%
	Federal Home Loan Mortgage Corporation: 5.4%(6)
1,392,178	2.500%,05/01/2030	1,413,757	0.1
1,031,723	2.500%,05/01/2030	1,049,123	0.0
1,647,864	2.500%,06/01/2030	1,673,429	0.1
5,510,973	3.000%,03/01/2045	5,657,645	0.2
5,141,138	3.000%,03/01/2045	5,293,832	0.2
4,450,231	3.000%,04/01/2045	4,582,410	0.1
4,265,551	3.000%,04/01/2045	4,379,078	0.1
12,745,697	3.000%,10/01/2046	13,057,672	0.4
9,731,825	3.000%,10/01/2046	10,021,122	0.3
10,921,730	3.000%,03/01/2048	11,188,538	0.3
18,042,024	3.000%,08/01/2048	18,460,585	0.5
1,824,695	3.500%,08/01/2042	1,924,162	0.1
11,947,491	3.500%,01/01/2045	12,478,852	0.4
4,520,198	3.500%,03/01/2045	4,763,936	0.1
925,195	3.500%,04/01/2045	975,013	0.0
444,426	3.500%,05/01/2045	457,346	0.0
1,780,673	3.500%,05/01/2045	1,876,683	0.1
928,192	3.500%,06/01/2045	978,299	0.0
1,163,868	3.500%,07/01/2045	1,226,699	0.0
1,112,284	3.500%,07/01/2045	1,172,327	0.0
1,278,920	3.500%,08/01/2045	1,347,745	0.1
749,916	3.500%,08/01/2045	780,521	0.0
869,907	3.500%,08/01/2045	919,820	0.0
1,019,833	3.500%,08/01/2045	1,071,099	0.0
2,225,873	3.500%,08/01/2045	2,345,776	0.1
1,613,863	3.500%,09/01/2045	1,700,707	0.1
1,031,690	3.500%,09/01/2045	1,087,208	0.0
2,821,175	3.500%,09/01/2045	2,965,965	0.1
1,791,939	3.500%,11/01/2045	1,888,470	0.1
8,562,023	3.500%,12/01/2046	8,982,823	0.3
22,027,565	3.500%,03/01/2048	23,257,680	0.7
74,262	3.759%, (US0012M + 1.345%),09/01/2035	76,914	0.0
2,059,716	4.000%,10/01/2041	2,208,252	0.1
178,390	4.000%,11/01/2041	185,714	0.0
2,659,900	4.000%,12/01/2041	2,852,597	0.1
501,613	4.000%,07/01/2045	531,992	0.0
3,153,950	4.000%,09/01/2045	3,344,769	0.1
3,520,241	4.000%,09/01/2045	3,689,155	0.1
5,719,307	4.000%,09/01/2045	6,065,247	0.2
281,494	4.000%,09/01/2045	298,528	0.0
4,128,773	4.000%,05/01/2047	4,345,614	0.1
1,038,154	4.000%,11/01/2047	1,085,239	0.0
933,453	4.000%,03/01/2048	979,626	0.0
1,842,584	4.000%,06/01/2048	1,997,991	0.1
12,465	4.030%, (H15T1Y + 2.250%),11/01/2031	13,109	0.0
21,650	4.117%, (H15T1Y + 2.250%),11/01/2035	22,915	0.0
2,681	4.256%, (H15T1Y + 2.210%),06/01/2024	2,792	0.0
9,643	4.500%,06/01/2039	10,446	0.0
30,736	4.500%,09/01/2040	33,408	0.0
97,311	4.500%,03/01/2041	105,751	0.0
845,193	4.500%,08/01/2041	918,814	0.0
942,988	4.500%,08/01/2041	1,025,137	0.0
401,614	4.500%,09/01/2041	436,598	0.0
268,222	4.500%,09/01/2041	288,020	0.0
719,917	4.500%,09/01/2041	782,484	0.0
1,940,101	4.500%,09/01/2041	2,109,135	0.1
194,563	4.502%, (H15T1Y + 2.462%),01/01/2029	200,583	0.0
617,147	4.566%, (US0012M + 1.721%),06/01/2035	648,609	0.0
5,040	4.763%, (H15T1Y + 2.250%),04/01/2032	5,306	0.0
2,915	4.891%, (H15T1Y + 2.250%),03/01/2036	3,080	0.0
32,235	5.000%,05/01/2028	34,460	0.0
135,831	5.000%,05/01/2035	149,978	0.0

See Accompanying Notes to Financial Statements

19

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

442,928	5.000%,01/01/2041	489,118	0.0
418,789	5.000%,04/01/2041	463,557	0.0
4,878	5.500%,11/01/2021	5,241	0.0
26,863	5.500%,03/01/2023	28,880	0.0
8,140	5.500%,05/01/2023	8,757	0.0
13,261	5.500%,03/01/2034	14,933	0.0
4,098	5.500%,05/01/2036	4,540	0.0
92,821	5.500%,06/01/2036	104,526	0.0
10,234	5.500%,12/01/2036	11,524	0.0
57,398	5.500%,03/01/2037	64,568	0.0
16,432	5.500%,04/01/2037	18,475	0.0
82,366	5.500%,05/01/2037	92,660	0.0
149,710	5.500%,07/01/2037	167,529	0.0
17,503	5.500%,09/01/2037	18,845	0.0
12,699	5.500%,09/01/2037	14,307	0.0
13,069	5.500%,10/01/2037	14,610	0.0
51,472	5.500%,11/01/2037	57,876	0.0
147,352	5.500%,12/01/2037	165,669	0.0
38,276	5.500%,12/01/2037	42,921	0.0
10,917	5.500%,01/01/2038	12,118	0.0
10,680	5.500%,01/01/2038	12,008	0.0
145,193	5.500%,02/01/2038	163,185	0.0
105,585	5.500%,02/01/2038	118,617	0.0
78,526	5.500%,03/01/2038	88,276	0.0
125,243	5.500%,04/01/2038	140,714	0.0
71,451	5.500%,05/01/2038	80,177	0.0
11,529	5.500%,05/01/2038	12,951	0.0
259,455	5.500%,06/01/2038	291,472	0.0
63,895	5.500%,06/01/2038	69,821	0.0
253,795	5.500%,07/01/2038	285,059	0.0
14,522	5.500%,08/01/2038	16,281	0.0
49,943	5.500%,08/01/2038	56,093	0.0
60,926	5.500%,09/01/2038	68,420	0.0
57,947	5.500%,10/01/2038	65,109	0.0
50,939	5.500%,10/01/2038	57,229	0.0
5,522	5.500%,11/01/2038	6,190	0.0
158,953	5.500%,11/01/2038	178,288	0.0
12,590	5.500%,12/01/2038	14,127	0.0
19,189	5.500%,12/01/2038	21,608	0.0
46,332	5.500%,01/01/2039	52,014	0.0
93,360	5.500%,03/01/2039	104,815	0.0
36,158	5.500%,07/01/2039	40,633	0.0
25,344	5.500%,12/01/2039	28,559	0.0
156,463	5.500%,03/01/2040	175,848	0.0
108,445	5.500%,08/01/2040	121,785	0.0
39,299	5.500%,08/01/2040	42,360	0.0
55,481	5.500%,08/01/2040	62,305	0.0
570,540	6.000%,09/01/2027	628,974	0.0
13,844	6.000%,02/01/2029	15,254	0.0
10,408	6.000%,05/01/2035	11,952	0.0
387,497	6.000%,03/01/2037	445,378	0.0
4,117	6.000%,05/01/2037	4,713	0.0
47,980	6.000%,07/01/2037	54,988	0.0
57,418	6.000%,08/01/2037	65,946	0.0
18,796	6.000%,08/01/2037	21,545	0.0
336,420	6.000%,09/01/2037	385,694	0.0
857	6.000%,10/01/2037	984	0.0
15,418	6.000%,11/01/2037	17,709	0.0
8,824	6.000%,12/01/2037	9,921	0.0
2,120	6.000%,12/01/2037	2,343	0.0
421,451	6.000%,01/01/2038	476,285	0.0
1,718	6.000%,04/01/2038	1,971	0.0
10,168	6.000%,06/01/2038	11,448	0.0
1,325	6.000%,07/01/2038	1,520	0.0
35,557	6.000%,08/01/2038	40,071	0.0
60,001	6.000%,11/01/2038	68,552	0.0
13,006	6.000%,05/01/2039	14,494	0.0
13,763	6.000%,08/01/2039	15,393	0.0
3,498	6.000%,09/01/2039	3,877	0.0
1,001,039	6.500%,09/01/2034	1,123,522	0.0
		191,027,717	5.4

	Federal National Mortgage Association: 0.1%(6)
141,064	3.355%, (US0001M + 1.422%),02/01/2033	143,988	0.0
4,424	3.499%, (COF 11 + 1.251%),05/01/2036	4,471	0.0
71,479	3.527%, (12MTA + 1.200%),08/01/2042	72,082	0.0
36,875	3.527%, (12MTA + 1.200%),08/01/2042	37,167	0.0
31,782	3.527%, (12MTA + 1.200%),10/01/2044	32,059	0.0
50,105	3.527%, (12MTA + 1.200%),10/01/2044	50,512	0.0
155,680	3.658%, (US0012M + 1.661%),10/01/2035	163,317	0.0
69,365	3.668%, (US0006M + 1.373%),09/01/2035	70,938	0.0
29,192	3.922%, (US0012M + 1.444%),08/01/2035	30,360	0.0
97,421	4.028%, (US0012M + 1.681%),10/01/2035	101,242	0.0
120,152	4.029%, (US0012M + 1.486%),07/01/2035	123,327	0.0
249,234	4.060%, (US0012M + 1.810%),09/01/2034	262,839	0.0
381,011	4.071%, (H15T1Y + 1.711%),08/01/2035	396,137	0.1
183,194	4.175%, (H15T1Y + 2.175%),10/01/2035	192,114	0.0
52,634	4.186%, (COF 11 + 1.926%),12/01/2036	54,556	0.0
2,434	4.235%, (H15T1Y + 2.215%),09/01/2031	2,525	0.0
150,935	4.566%, (US0012M + 1.610%),02/01/2034	157,489	0.0
105,141	4.568%, (US0012M + 1.480%),04/01/2035	110,578	0.0
28,078	4.800%, (US0012M + 1.675%),02/01/2035	29,149	0.0
8,869	4.835%, (H15T1Y + 2.210%),04/01/2032	8,958	0.0
		2,043,808	0.1

	Government National Mortgage Association: 2.1%
5,056,018	3.500%,07/20/2046	5,283,966	0.2
1,229,883	3.500%,07/20/2047	1,277,865	0.0
12,560,401	3.500%,12/20/2047	13,153,073	0.4
6,082,736	3.500%,01/20/2048	6,362,984	0.2
980,264	4.000%,11/20/2040	1,040,042	0.0
2,070,579	4.000%,03/20/2046	2,176,030	0.1
9,882,222	4.000%,04/20/2048	10,269,756	0.3
25,600,000 (7)	4.000%,01/20/2050	26,497,418	0.8
1,384,922	4.500%,08/20/2041	1,496,735	0.1
7,199	5.000%,11/15/2035	7,774	0.0
8,663	5.000%,11/15/2035	9,274	0.0
17,696	5.000%,11/15/2035	19,296	0.0
10,203	5.000%,11/15/2035	11,315	0.0
59,924	5.000%,06/15/2037	64,153	0.0
41,200	5.000%,03/15/2038	45,978	0.0
234,908	5.000%,03/15/2038	261,949	0.0
8,942	5.000%,06/15/2038	9,847	0.0
2,532	5.000%,07/15/2038	2,746	0.0

See Accompanying Notes to Financial Statements

20

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

3,311	5.000%,09/15/2038	3,695	0.0
53,029	5.000%,11/15/2038	59,160	0.0
36,355	5.000%,11/15/2038	40,539	0.0
1,185,826	5.000%,12/15/2038	1,323,080	0.0
104,084	5.000%,12/15/2038	116,064	0.0
17,675	5.000%,12/15/2038	19,708	0.0
1,132,544	5.000%,01/15/2039	1,250,866	0.0
82,560	5.000%,01/15/2039	92,000	0.0
121,640	5.000%,01/15/2039	134,018	0.0
133,858	5.000%,02/15/2039	149,288	0.0
55,901	5.000%,02/15/2039	62,324	0.0
108,826	5.000%,02/15/2039	121,367	0.0
155,765	5.000%,03/15/2039	173,544	0.0
104,659	5.000%,03/15/2039	116,712	0.0
3,157	5.000%,03/15/2039	3,522	0.0
228,188	5.000%,03/15/2039	254,342	0.0
115,942	5.000%,04/15/2039	129,200	0.0
637	5.000%,05/15/2039	682	0.0
74,856	5.000%,05/15/2039	83,499	0.0
210,621	5.000%,05/15/2039	234,641	0.0
94,890	5.000%,07/15/2039	105,759	0.0
86,411	5.000%,09/15/2039	96,302	0.0
12,393	5.000%,11/15/2039	13,814	0.0
2,329	5.000%,04/15/2040	2,565	0.0
18,093	5.000%,06/15/2040	20,164	0.0
218,602	5.000%,09/15/2040	234,030	0.0
38,101	5.000%,09/15/2040	42,506	0.0
86,348	5.000%,10/15/2040	95,753	0.0
49,905	5.000%,05/15/2042	53,427	0.0
460,548	5.000%,02/20/2043	509,575	0.0
372,760 (3)	5.140%,10/20/2060	373,836	0.0
309,387 (3)	5.310%,10/20/2060	309,627	0.0
36,927 (3)	5.500%,03/20/2060	37,842	0.0
		74,253,652	2.1

	Uniform Mortgage-Backed Securities: 11.4%
5,662,000 (7)	3.000%,01/25/2035	5,801,383	0.2
1,521,618	3.000%,08/01/2049	1,543,891	0.1
9,972,744	3.000%,12/01/2049	10,113,592	0.3
70,204,000	3.000%,01/01/2050	71,185,116	2.0
5,045,019	3.500%,12/01/2047	5,232,490	0.2
7,910,645	3.500%,10/01/2049	8,388,489	0.3
2,757,110	4.000%,06/01/2047	2,896,854	0.1
2,205,766	2.500%,05/01/2030	2,237,251	0.1
5,003,909	2.500%,06/01/2030	5,069,260	0.2
3,488,599	2.500%,06/01/2030	3,534,167	0.1
2,044,107	2.500%,07/01/2030	2,070,799	0.1
4,383,881	3.000%,08/01/2030	4,521,672	0.1
2,514,862	3.000%,09/01/2030	2,599,454	0.1
14,123,719	3.000%,07/01/2043	14,539,496	0.4
1,370,808	3.000%,08/01/2043	1,414,077	0.1
3,345,500	3.000%,09/01/2043	3,444,320	0.1
10,037,645	3.000%,04/01/2045	10,329,581	0.3
6,591,300	3.000%,08/01/2046	6,783,183	0.2
832,439	3.000%,09/01/2046	852,301	0.0
11,701,957	3.000%,01/01/2047	11,970,410	0.4
1,253,115	3.500%,12/01/2041	1,320,621	0.1
854,782	3.500%,08/01/2042	900,831	0.0
316,301	3.500%,08/01/2042	333,726	0.0
856,834	3.500%,10/01/2042	902,995	0.0
1,496,044	3.500%,10/01/2042	1,576,249	0.1
419,824	3.500%,03/01/2043	442,434	0.0
3,794,366	3.500%,01/01/2046	4,013,525	0.1
5,643,738	3.500%,02/01/2046	5,969,729	0.2
28,620,417	3.500%,08/01/2046	30,273,532	0.9
4,908,708	3.500%,08/01/2046	5,192,254	0.2
8,323,387	3.500%,09/01/2047	8,639,568	0.3
13,693,045	3.500%,07/01/2048	14,449,046	0.4
10,744	4.000%,07/01/2021	11,258	0.0
3,449,628	4.000%,09/01/2026	3,597,690	0.1
6,204	4.000%,05/01/2029	6,496	0.0
44,729	4.000%,11/01/2030	47,645	0.0
23,633	4.000%,02/01/2031	25,173	0.0
12,302	4.000%,10/01/2031	13,105	0.0
9,617,289	4.000%,12/01/2039	10,312,165	0.3
4,203,887	4.000%,07/01/2042	4,498,365	0.1
1,567,709	4.000%,07/01/2042	1,678,238	0.1
432,388	4.000%,07/01/2042	462,678	0.0
1,201,485	4.000%,08/01/2042	1,285,656	0.1
734,173	4.000%,08/01/2042	784,296	0.0
176,477	4.000%,08/01/2042	183,612	0.0
3,027,606	4.000%,08/01/2043	3,244,548	0.1
5,115,299	4.000%,09/01/2043	5,507,915	0.2
497,845	4.000%,10/01/2043	531,052	0.0
251,246	4.000%,10/01/2043	267,971	0.0
7,315,038	4.000%,01/01/2045	8,029,359	0.2
998,577	4.000%,06/01/2045	1,061,115	0.0
1,186,381	4.000%,07/01/2045	1,283,990	0.1
4,427,059	4.000%,07/01/2045	4,791,262	0.2
7,917,964	4.000%,02/01/2046	8,480,771	0.3
847,612	4.000%,03/01/2048	886,741	0.0
2,097,745	4.000%,03/01/2048	2,198,416	0.1
11,379,725	4.000%,09/01/2048	11,954,985	0.4
50,189	4.500%,10/01/2025	52,778	0.0
1,075,273	4.500%,07/01/2026	1,121,337	0.0
647,737	4.500%,04/01/2029	683,612	0.0
124,370	4.500%,06/01/2029	132,531	0.0
10,294	4.500%,06/01/2029	10,972	0.0
130,017	4.500%,07/01/2029	138,565	0.0
2,742	4.500%,10/01/2029	2,922	0.0
14,365	4.500%,06/01/2030	15,388	0.0
521,611	4.500%,10/01/2030	558,733	0.0
136,868	4.500%,02/01/2031	147,122	0.0
86,732	4.500%,05/01/2031	93,228	0.0
61,297	4.500%,10/01/2033	65,974	0.0
29,301	4.500%,01/01/2034	31,705	0.0
6,899	4.500%,07/01/2034	7,468	0.0
4,537	4.500%,09/01/2035	4,920	0.0
28,805	4.500%,09/01/2035	31,199	0.0
59,075	4.500%,11/01/2035	64,077	0.0
141,631	4.500%,02/01/2036	148,978	0.0
109,574	4.500%,01/01/2037	118,895	0.0
55,762	4.500%,09/01/2037	60,248	0.0
3,989	4.500%,02/01/2038	4,310	0.0
30,412	4.500%,01/01/2039	32,912	0.0
2,165	4.500%,02/01/2039	2,278	0.0
58,550	4.500%,02/01/2039	63,500	0.0
27,085	4.500%,04/01/2039	29,364	0.0
119,150	4.500%,04/01/2039	129,300	0.0
98,531	4.500%,04/01/2039	106,746	0.0
117,079	4.500%,05/01/2039	126,920	0.0
1,499,302	4.500%,05/01/2039	1,626,547	0.1
22,017	4.500%,05/01/2039	23,892	0.0
134,329	4.500%,05/01/2039	145,606	0.0
157,768	4.500%,05/01/2039	171,009	0.0
6,736	4.500%,05/01/2039	7,314	0.0
621	4.500%,05/01/2039	675	0.0
7,755	4.500%,06/01/2039	8,415	0.0
146,541	4.500%,06/01/2039	158,824	0.0
83,572	4.500%,07/01/2039	90,741	0.0
28,271	4.500%,07/01/2039	30,685	0.0
64,678	4.500%,07/01/2039	70,215	0.0
198,719	4.500%,08/01/2039	215,709	0.0
100,970	4.500%,08/01/2039	109,614	0.0
138,686	4.500%,08/01/2039	150,526	0.0
428,288	4.500%,08/01/2039	463,507	0.0

See Accompanying Notes to Financial Statements

21

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

294,964	4.500%,09/01/2039	320,201	0.0
284,585	4.500%,10/01/2039	308,937	0.0
118,890	4.500%,11/01/2039	127,084	0.0
19,855	4.500%,11/01/2039	21,553	0.0
8,735	4.500%,12/01/2039	9,489	0.0
15,989	4.500%,12/01/2039	17,098	0.0
747,159	4.500%,01/01/2040	811,416	0.0
3,893	4.500%,01/01/2040	4,100	0.0
143,330	4.500%,02/01/2040	155,678	0.0
307,062	4.500%,02/01/2040	333,516	0.0
99,008	4.500%,04/01/2040	107,518	0.0
1,193,316	4.500%,04/01/2040	1,295,579	0.1
223,146	4.500%,05/01/2040	237,437	0.0
38,345	4.500%,05/01/2040	40,471	0.0
70,183	4.500%,06/01/2040	76,220	0.0
517,730	4.500%,06/01/2040	562,124	0.0
214,271	4.500%,06/01/2040	232,730	0.0
130,070	4.500%,06/01/2040	141,249	0.0
6,065	4.500%,06/01/2040	6,587	0.0
135,019	4.500%,07/01/2040	146,649	0.0
216,641	4.500%,07/01/2040	235,287	0.0
66,305	4.500%,07/01/2040	71,784	0.0
153,062	4.500%,08/01/2040	166,267	0.0
72,097	4.500%,08/01/2040	78,326	0.0
9,306	4.500%,08/01/2040	10,003	0.0
38,001	4.500%,08/01/2040	41,279	0.0
165,500	4.500%,08/01/2040	179,749	0.0
3,912	4.500%,08/01/2040	4,249	0.0
237,881	4.500%,08/01/2040	258,380	0.0
59,161	4.500%,09/01/2040	64,265	0.0
29,198	4.500%,09/01/2040	31,716	0.0
32,711	4.500%,09/01/2040	35,534	0.0
380,437	4.500%,09/01/2040	413,303	0.0
36,031	4.500%,09/01/2040	39,141	0.0
20,009	4.500%,09/01/2040	21,073	0.0
109,169	4.500%,09/01/2040	115,333	0.0
245,358	4.500%,10/01/2040	266,518	0.0
88,165	4.500%,10/01/2040	95,771	0.0
70,015	4.500%,10/01/2040	76,042	0.0
260,686	4.500%,10/01/2040	283,160	0.0
149,463	4.500%,10/01/2040	162,345	0.0
119,787	4.500%,11/01/2040	129,703	0.0
96,136	4.500%,11/01/2040	104,409	0.0
775,749	4.500%,11/01/2040	842,597	0.0
1,436,175	4.500%,11/01/2040	1,560,105	0.1
518,030	4.500%,11/01/2040	551,196	0.0
139,210	4.500%,12/01/2040	151,214	0.0
44,969	4.500%,12/01/2040	48,847	0.0
59,379	4.500%,12/01/2040	64,501	0.0
5,608	4.500%,12/01/2040	6,092	0.0
40,996	4.500%,12/01/2040	44,531	0.0
49,164	4.500%,12/01/2040	52,299	0.0
72,397	4.500%,12/01/2040	78,641	0.0
280,776	4.500%,12/01/2040	305,017	0.0
204,368	4.500%,12/01/2040	222,495	0.0
36,344	4.500%,01/01/2041	39,481	0.0
386,715	4.500%,01/01/2041	420,056	0.0
846,755	4.500%,01/01/2041	919,916	0.0
76,326	4.500%,01/01/2041	81,891	0.0
264,950	4.500%,01/01/2041	287,804	0.0
81,417	4.500%,02/01/2041	86,900	0.0
48,681	4.500%,02/01/2041	52,875	0.0
142,860	4.500%,02/01/2041	155,205	0.0
160,139	4.500%,02/01/2041	173,948	0.0
103,925	4.500%,02/01/2041	112,901	0.0
49,598	4.500%,03/01/2041	53,769	0.0
166,366	4.500%,03/01/2041	180,714	0.0
54,586	4.500%,03/01/2041	59,296	0.0
8,769	4.500%,03/01/2041	9,525	0.0
104,804	4.500%,03/01/2041	113,846	0.0
135,002	4.500%,03/01/2041	146,657	0.0
60,406	4.500%,03/01/2041	65,626	0.0
272,489	4.500%,03/01/2041	295,427	0.0
107,985	4.500%,03/01/2041	114,194	0.0
787,349	4.500%,04/01/2041	855,391	0.0
230,960	4.500%,04/01/2041	246,491	0.0
15,362	4.500%,04/01/2041	16,178	0.0
36,155	4.500%,04/01/2041	38,073	0.0
69,481	4.500%,04/01/2041	75,460	0.0
167,918	4.500%,04/01/2041	176,814	0.0
10,626	4.500%,04/01/2041	11,541	0.0
442,370	4.500%,04/01/2041	480,402	0.0
59,245	4.500%,05/01/2041	63,017	0.0
526,421	4.500%,05/01/2041	560,009	0.0
1,028,892	4.500%,05/01/2041	1,117,818	0.0
32,737	4.500%,05/01/2041	35,558	0.0
663,316	4.500%,05/01/2041	710,005	0.0
5,652	4.500%,05/01/2041	6,135	0.0
10,222	4.500%,05/01/2041	11,102	0.0
47,799	4.500%,05/01/2041	51,909	0.0
327,749	4.500%,05/01/2041	352,668	0.0
432,557	4.500%,06/01/2041	465,624	0.0
52,073	4.500%,06/01/2041	54,842	0.0
24,326	4.500%,06/01/2041	26,420	0.0
270,432	4.500%,07/01/2041	293,806	0.0
86,748	4.500%,07/01/2041	93,879	0.0
10,455	4.500%,07/01/2041	11,356	0.0
68,629	4.500%,07/01/2041	74,729	0.0
25,118	4.500%,07/01/2041	27,289	0.0
65,095	4.500%,07/01/2041	70,721	0.0
3,761	4.500%,07/01/2041	4,086	0.0
57,013	4.500%,07/01/2041	60,671	0.0
435,920	4.500%,08/01/2041	477,462	0.0
143,877	4.500%,08/01/2041	151,516	0.0
197,877	4.500%,08/01/2041	214,979	0.0
77,126	4.500%,08/01/2041	81,976	0.0
34,221	4.500%,08/01/2041	37,178	0.0
244,979	4.500%,08/01/2041	266,151	0.0
246,406	4.500%,08/01/2041	262,215	0.0
86,596	4.500%,08/01/2041	92,149	0.0
30,859	4.500%,09/01/2041	33,526	0.0
9,962	4.500%,09/01/2041	10,818	0.0
963,103	4.500%,09/01/2041	1,046,343	0.0
208,862	4.500%,09/01/2041	226,907	0.0
673,767	4.500%,10/01/2041	731,994	0.0
36,314	4.500%,10/01/2041	39,448	0.0
346,114	4.500%,10/01/2041	376,021	0.0
76,772	4.500%,10/01/2041	83,407	0.0
47,376	4.500%,10/01/2041	49,895	0.0
196,009	4.500%,10/01/2041	209,594	0.0
1,388,256	4.500%,10/01/2041	1,508,244	0.1
1,422,546	4.500%,10/01/2041	1,545,502	0.1
9,347	4.500%,11/01/2041	10,155	0.0
554,267	4.500%,11/01/2041	602,172	0.0
381,238	4.500%,12/01/2041	414,188	0.0
1,180,491	4.500%,12/01/2041	1,282,524	0.1
80,982	4.500%,01/01/2042	86,170	0.0
20,682	4.500%,01/01/2042	22,466	0.0
52,624	4.500%,01/01/2042	57,167	0.0
87,044	4.500%,03/01/2042	94,268	0.0
11,093	4.500%,03/01/2042	11,682	0.0
104,120	4.500%,04/01/2042	113,109	0.0
12,358	4.500%,06/01/2042	13,191	0.0
10,765	4.500%,08/01/2042	11,725	0.0
9,352	4.500%,09/01/2042	9,925	0.0
6,919	4.500%,01/01/2043	7,286	0.0

See Accompanying Notes to Financial Statements

22

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

13,736	4.500%,12/01/2043	14,823	0.0
679,512	4.500%,04/01/2047	719,532	0.0
100,203	4.500%,05/01/2047	105,735	0.0
402,522	4.500%,05/01/2047	428,772	0.0
647,346	4.500%,06/01/2047	684,238	0.0
748,299	4.500%,06/01/2047	793,403	0.0
414,551	4.500%,07/01/2047	438,332	0.0
1,008,055	4.500%,07/01/2047	1,066,908	0.0
611,924	4.500%,08/01/2047	646,757	0.0
764	5.000%,04/01/2023	816	0.0
1,140	5.000%,12/01/2023	1,217	0.0
63,625	5.000%,04/01/2026	68,273	0.0
84,493	5.000%,05/01/2026	90,210	0.0
59,536	5.000%,08/01/2027	63,548	0.0
22,144	5.000%,04/01/2028	23,636	0.0
157,344	5.000%,05/01/2033	168,137	0.0
319,591	5.000%,06/01/2033	352,453	0.0
26,941	5.000%,08/01/2033	29,701	0.0
385,550	5.000%,09/01/2033	425,126	0.0
90,395	5.000%,02/01/2034	99,685	0.0
184,098	5.000%,03/01/2034	203,005	0.0
56,010	5.000%,06/01/2034	61,757	0.0
11,878	5.000%,11/01/2034	13,091	0.0
427,312	5.000%,02/01/2035	471,145	0.0
439,210	5.000%,03/01/2035	484,327	0.0
13,397	5.000%,04/01/2035	14,303	0.0
13,014	5.000%,05/01/2035	14,348	0.0
1,586,091	5.000%,07/01/2035	1,748,970	0.1
76,994	5.000%,08/01/2035	82,200	0.0
156,199	5.000%,09/01/2035	172,256	0.0
7,629	5.000%,09/01/2035	8,413	0.0
4,141	5.000%,10/01/2035	4,567	0.0
205,565	5.000%,10/01/2035	226,706	0.0
101,350	5.000%,12/01/2035	111,766	0.0
238,211	5.000%,02/01/2036	262,743	0.0
75,464	5.000%,03/01/2036	83,249	0.0
111,534	5.000%,04/01/2036	122,799	0.0
64,663	5.000%,05/01/2036	71,317	0.0
534,321	5.000%,07/01/2036	589,312	0.0
2,043,176	5.000%,12/01/2036	2,253,664	0.1
2,004,793	5.000%,07/01/2037	2,210,363	0.1
58,838	5.000%,04/01/2038	63,284	0.0
67,937	5.000%,04/01/2039	74,557	0.0
48,772	5.000%,07/01/2039	53,779	0.0
563,343	5.000%,11/01/2040	612,942	0.0
61,352	5.000%,04/01/2041	67,609	0.0
230,279	5.000%,05/01/2041	254,031	0.0
894,826	5.000%,06/01/2041	987,124	0.0
1,304,483	5.000%,06/01/2041	1,436,516	0.1
342	5.500%,02/01/2021	344	0.0
305	5.500%,04/01/2021	308	0.0
3,959	5.500%,06/01/2022	4,069	0.0
953	5.500%,11/01/2022	965	0.0
663	5.500%,11/01/2022	669	0.0
7,414	5.500%,11/01/2022	7,601	0.0
190	5.500%,12/01/2022	195	0.0
81,140	5.500%,06/01/2023	87,242	0.0
2,980	5.500%,07/01/2023	3,070	0.0
13,378	5.500%,07/01/2023	13,839	0.0
10,568	5.500%,09/01/2023	11,021	0.0
3,921	5.500%,01/01/2025	4,017	0.0
859	5.500%,08/01/2025	878	0.0
8,944	5.500%,07/01/2026	9,629	0.0
6,939	5.500%,12/01/2027	7,473	0.0
15,808	5.500%,04/01/2028	17,011	0.0
7,433	5.500%,08/01/2028	8,015	0.0
9,089	5.500%,01/01/2029	9,790	0.0
2,853	5.500%,09/01/2029	3,064	0.0
84,436	5.500%,10/01/2029	91,058	0.0
4,493	5.500%,01/01/2032	4,835	0.0
72,182	5.500%,04/01/2033	79,952	0.0
66,266	5.500%,10/01/2033	71,321	0.0
25,303	5.500%,10/01/2033	27,976	0.0
9,292	5.500%,11/01/2033	10,448	0.0
6,700	5.500%,11/01/2033	7,209	0.0
4,592	5.500%,11/01/2033	4,972	0.0
1,706	5.500%,11/01/2033	1,867	0.0
1,098	5.500%,12/01/2033	1,179	0.0
13,917	5.500%,12/01/2033	14,979	0.0
17,923	5.500%,12/01/2033	20,110	0.0
51,747	5.500%,12/01/2033	58,217	0.0
119,260	5.500%,12/01/2033	133,353	0.0
1,593	5.500%,12/01/2033	1,792	0.0
279,144	5.500%,12/01/2033	313,936	0.0
120,451	5.500%,01/01/2034	135,476	0.0
14,855	5.500%,01/01/2034	15,995	0.0
1,060	5.500%,01/01/2034	1,172	0.0
32,499	5.500%,01/01/2034	35,295	0.0
15,177	5.500%,01/01/2034	17,079	0.0
9,955	5.500%,06/01/2034	10,881	0.0
33,094	5.500%,11/01/2034	36,315	0.0
62,316	5.500%,11/01/2034	70,155	0.0
1,321	5.500%,12/01/2034	1,486	0.0
41,862	5.500%,01/01/2035	45,925	0.0
47,934	5.500%,01/01/2035	53,878	0.0
18,226	5.500%,01/01/2035	20,522	0.0
1,831,266	5.500%,02/01/2035	2,061,061	0.1
10,395	5.500%,02/01/2035	11,193	0.0
6,938	5.500%,03/01/2035	7,458	0.0
32,696	5.500%,06/01/2035	35,207	0.0
10,769	5.500%,07/01/2035	12,070	0.0
1,222,025	5.500%,08/01/2035	1,374,003	0.1
5,950	5.500%,10/01/2035	6,688	0.0
58,224	5.500%,11/01/2035	65,478	0.0
624	5.500%,11/01/2035	681	0.0
192,834	5.500%,12/01/2035	216,811	0.0
17,856	5.500%,12/01/2035	20,081	0.0
1,095	5.500%,12/01/2035	1,233	0.0
999	5.500%,12/01/2035	1,123	0.0
105,018	5.500%,01/01/2036	118,176	0.0
13,487	5.500%,01/01/2036	15,167	0.0
1,521	5.500%,02/01/2036	1,637	0.0
15,627	5.500%,04/01/2036	17,591	0.0
1,187,384	5.500%,07/01/2036	1,336,681	0.1
563	5.500%,08/01/2036	632	0.0
60,739	5.500%,09/01/2036	68,371	0.0
91,277	5.500%,09/01/2036	102,359	0.0
1,521	5.500%,12/01/2036	1,712	0.0
133,721	5.500%,12/01/2036	147,239	0.0
202,724	5.500%,12/01/2036	227,016	0.0
2,253	5.500%,12/01/2036	2,496	0.0
18,633	5.500%,01/01/2037	20,902	0.0
104,343	5.500%,01/01/2037	117,215	0.0
129,394	5.500%,02/01/2037	145,138	0.0
371,967	5.500%,03/01/2037	418,839	0.0
13,320	5.500%,04/01/2037	14,950	0.0
21,563	5.500%,05/01/2037	24,143	0.0
863	5.500%,05/01/2037	967	0.0
2,967	5.500%,05/01/2037	3,316	0.0
34,927	5.500%,05/01/2037	39,118	0.0
31,860	5.500%,06/01/2037	35,637	0.0
72,205	5.500%,06/01/2037	80,919	0.0
32,647	5.500%,07/01/2037	36,604	0.0
19,222	5.500%,08/01/2037	21,642	0.0
53,973	5.500%,08/01/2037	60,747	0.0
34,868	5.500%,08/01/2037	38,948	0.0

See Accompanying Notes to Financial Statements

23

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

138,279	5.500%,09/01/2037	155,134	0.0
863	5.500%,11/01/2037	965	0.0
520,384	5.500%,01/01/2038	582,443	0.0
1,709	5.500%,02/01/2038	1,914	0.0
816	5.500%,02/01/2038	916	0.0
13,743	5.500%,03/01/2038	14,996	0.0
361,200	5.500%,03/01/2038	405,593	0.0
101,963	5.500%,04/01/2038	114,349	0.0
25,541	5.500%,04/01/2038	28,560	0.0
702	5.500%,04/01/2038	770	0.0
187,515	5.500%,05/01/2038	210,171	0.0
3,901	5.500%,05/01/2038	4,384	0.0
12,440	5.500%,05/01/2038	13,752	0.0
2,287,348	5.500%,06/01/2038	2,568,493	0.1
115,041	5.500%,06/01/2038	129,170	0.0
32,148	5.500%,06/01/2038	36,021	0.0
63,755	5.500%,07/01/2038	71,637	0.0
664	5.500%,07/01/2038	744	0.0
48,384	5.500%,07/01/2038	54,366	0.0
83,063	5.500%,07/01/2038	93,065	0.0
25,019	5.500%,08/01/2038	27,968	0.0
118,641	5.500%,08/01/2038	132,897	0.0
14,323	5.500%,08/01/2038	16,113	0.0
252,341	5.500%,11/01/2038	283,339	0.0
71,193	5.500%,11/01/2038	80,166	0.0
38,816	5.500%,12/01/2038	43,711	0.0
241	5.500%,12/01/2038	270	0.0
486,352	5.500%,01/01/2039	545,811	0.0
71,185	5.500%,01/01/2039	79,925	0.0
136,469	5.500%,01/01/2039	153,284	0.0
24,510	5.500%,03/01/2039	27,498	0.0
227,168	5.500%,06/01/2039	255,231	0.0
368,760	5.500%,06/01/2039	414,422	0.0
26,009	5.500%,05/01/2040	28,012	0.0
22,869	5.500%,07/01/2041	25,660	0.0
474,213	5.500%,09/01/2041	533,840	0.0
589	6.000%,05/01/2021	648	0.0
5,632	6.000%,09/01/2021	6,198	0.0
7,877	6.000%,04/01/2022	8,670	0.0
21,114	6.000%,06/01/2022	23,239	0.0
3,263	6.000%,01/01/2023	3,591	0.0
390	6.000%,03/01/2024	430	0.0
98,481	6.000%,11/01/2028	108,484	0.0
611	6.000%,04/01/2031	699	0.0
295	6.000%,01/01/2032	325	0.0
954	6.000%,11/01/2032	1,055	0.0
1,232	6.000%,11/01/2032	1,409	0.0
57,720	6.000%,01/01/2033	66,145	0.0
2,862	6.000%,09/01/2033	3,178	0.0
528	6.000%,01/01/2034	586	0.0
149,108	6.000%,08/01/2034	164,325	0.0
151,311	6.000%,06/01/2035	173,508	0.0
14,758	6.000%,07/01/2035	16,921	0.0
6,429	6.000%,07/01/2035	7,103	0.0
11,196	6.000%,07/01/2035	12,351	0.0
6,486	6.000%,07/01/2035	7,442	0.0
3,313	6.000%,10/01/2035	3,666	0.0
409	6.000%,10/01/2035	451	0.0
73,932	6.000%,11/01/2035	84,802	0.0
223,458	6.000%,12/01/2035	246,949	0.0
2,472	6.000%,12/01/2035	2,725	0.0
65,748	6.000%,12/01/2035	75,277	0.0
10,271	6.000%,01/01/2036	11,697	0.0
248	6.000%,02/01/2036	273	0.0
48,389	6.000%,02/01/2036	54,792	0.0
46,941	6.000%,02/01/2036	53,820	0.0
16,982	6.000%,02/01/2036	18,719	0.0
45,565	6.000%,03/01/2036	52,190	0.0
41,021	6.000%,03/01/2036	47,056	0.0
38,708	6.000%,04/01/2036	43,541	0.0
25,273	6.000%,04/01/2036	28,973	0.0
12,519	6.000%,05/01/2036	13,831	0.0
19,959	6.000%,05/01/2036	22,860	0.0
3,810	6.000%,06/01/2036	4,355	0.0
525	6.000%,06/01/2036	600	0.0
4,224	6.000%,07/01/2036	4,680	0.0
98,817	6.000%,07/01/2036	113,422	0.0
1,583	6.000%,07/01/2036	1,753	0.0
17,159	6.000%,07/01/2036	18,926	0.0
467,512	6.000%,08/01/2036	535,761	0.0
5,471	6.000%,08/01/2036	6,264	0.0
251,963	6.000%,08/01/2036	283,170	0.0
6,414	6.000%,08/01/2036	7,331	0.0
38,881	6.000%,08/01/2036	44,354	0.0
27,133	6.000%,08/01/2036	31,066	0.0
14,391	6.000%,09/01/2036	16,170	0.0
59,431	6.000%,09/01/2036	67,202	0.0
19,586	6.000%,09/01/2036	22,480	0.0
477	6.000%,09/01/2036	545	0.0
37,063	6.000%,09/01/2036	42,532	0.0
18,080	6.000%,09/01/2036	20,610	0.0
71,670	6.000%,09/01/2036	78,927	0.0
48,127	6.000%,10/01/2036	55,126	0.0
14,493	6.000%,10/01/2036	16,031	0.0
6,343	6.000%,10/01/2036	7,039	0.0
40,539	6.000%,10/01/2036	45,553	0.0
39,627	6.000%,10/01/2036	45,279	0.0
16,690	6.000%,10/01/2036	19,093	0.0
57,936	6.000%,11/01/2036	64,232	0.0
2,816	6.000%,11/01/2036	3,100	0.0
13,483	6.000%,11/01/2036	15,144	0.0
16,687	6.000%,11/01/2036	18,374	0.0
33,596	6.000%,11/01/2036	38,516	0.0
46,017	6.000%,12/01/2036	50,761	0.0
1,527	6.000%,12/01/2036	1,692	0.0
6,306	6.000%,12/01/2036	7,074	0.0
105,034	6.000%,12/01/2036	116,209	0.0
4,607	6.000%,12/01/2036	5,287	0.0
23,372	6.000%,12/01/2036	25,757	0.0
53,293	6.000%,12/01/2036	61,163	0.0
1,323	6.000%,01/01/2037	1,514	0.0
1,026	6.000%,01/01/2037	1,178	0.0
20,027	6.000%,01/01/2037	22,122	0.0
1,962	6.000%,01/01/2037	2,162	0.0
11,786	6.000%,01/01/2037	12,987	0.0
10,903	6.000%,01/01/2037	12,483	0.0
46,692	6.000%,02/01/2037	51,401	0.0
1,439	6.000%,02/01/2037	1,590	0.0
8,503	6.000%,02/01/2037	9,410	0.0
113,653	6.000%,02/01/2037	130,242	0.0
19,023	6.000%,02/01/2037	21,823	0.0
189,153	6.000%,03/01/2037	216,551	0.0
23,421	6.000%,03/01/2037	26,446	0.0
901	6.000%,03/01/2037	1,030	0.0
26,282	6.000%,03/01/2037	30,052	0.0
22,017	6.000%,03/01/2037	25,211	0.0
11,586	6.000%,03/01/2037	13,017	0.0
50,036	6.000%,04/01/2037	55,452	0.0
19,742	6.000%,04/01/2037	22,650	0.0
47,873	6.000%,04/01/2037	54,953	0.0
73,348	6.000%,04/01/2037	84,204	0.0
7,749	6.000%,04/01/2037	8,697	0.0
33,030	6.000%,04/01/2037	36,810	0.0
815	6.000%,04/01/2037	899	0.0
32,001	6.000%,04/01/2037	35,266	0.0
159,162	6.000%,04/01/2037	182,271	0.0

See Accompanying Notes to Financial Statements

24

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

1,050	6.000%,04/01/2037	1,157	0.0
343	6.000%,04/01/2037	378	0.0
2,255	6.000%,04/01/2037	2,584	0.0
4,860	6.000%,04/01/2037	5,358	0.0
29,330	6.000%,04/01/2037	32,663	0.0
3,321	6.000%,04/01/2037	3,701	0.0
119,891	6.000%,05/01/2037	137,458	0.0
3,807	6.000%,05/01/2037	4,351	0.0
32,302	6.000%,05/01/2037	36,460	0.0
6,070	6.000%,05/01/2037	6,918	0.0
14,358	6.000%,05/01/2037	15,825	0.0
2,329	6.000%,05/01/2037	2,615	0.0
1,196	6.000%,05/01/2037	1,318	0.0
17,210	6.000%,05/01/2037	18,997	0.0
44,623	6.000%,05/01/2037	49,342	0.0
23,946	6.000%,05/01/2037	26,435	0.0
20,724	6.000%,05/01/2037	23,789	0.0
36,392	6.000%,05/01/2037	40,054	0.0
10,351	6.000%,05/01/2037	11,486	0.0
4,064	6.000%,06/01/2037	4,488	0.0
71,579	6.000%,06/01/2037	82,024	0.0
5,574	6.000%,06/01/2037	6,138	0.0
8,401	6.000%,06/01/2037	9,615	0.0
2,747	6.000%,06/01/2037	3,031	0.0
9,359	6.000%,06/01/2037	10,743	0.0
26,350	6.000%,06/01/2037	29,005	0.0
8,029	6.000%,07/01/2037	8,845	0.0
7,501	6.000%,07/01/2037	8,589	0.0
23,435	6.000%,07/01/2037	26,334	0.0
3,299	6.000%,07/01/2037	3,754	0.0
77,636	6.000%,07/01/2037	89,013	0.0
34,420	6.000%,07/01/2037	37,911	0.0
128,026	6.000%,07/01/2037	141,398	0.0
20,839	6.000%,07/01/2037	23,137	0.0
12,868	6.000%,07/01/2037	14,762	0.0
14,589	6.000%,07/01/2037	16,082	0.0
6,683	6.000%,08/01/2037	7,359	0.0
6,302	6.000%,08/01/2037	7,237	0.0
127,161	6.000%,08/01/2037	140,380	0.0
15,625	6.000%,08/01/2037	17,235	0.0
71,187	6.000%,08/01/2037	81,232	0.0
18,634	6.000%,08/01/2037	20,510	0.0
37,985	6.000%,08/01/2037	41,952	0.0
25,811	6.000%,08/01/2037	29,526	0.0
3,577	6.000%,09/01/2037	4,094	0.0
9,599	6.000%,09/01/2037	10,573	0.0
88,776	6.000%,09/01/2037	101,245	0.0
12,366	6.000%,09/01/2037	13,611	0.0
349,259	6.000%,09/01/2037	400,921	0.0
1,750	6.000%,09/01/2037	1,999	0.0
22,416	6.000%,09/01/2037	25,717	0.0
3,002	6.000%,10/01/2037	3,438	0.0
40,853	6.000%,10/01/2037	46,747	0.0
65,708	6.000%,11/01/2037	75,155	0.0
1,035	6.000%,11/01/2037	1,182	0.0
52,168	6.000%,11/01/2037	59,693	0.0
30,297	6.000%,12/01/2037	33,745	0.0
1,418	6.000%,12/01/2037	1,625	0.0
125,166	6.000%,12/01/2037	143,297	0.0
77,503	6.000%,12/01/2037	88,814	0.0
3,806	6.000%,12/01/2037	4,192	0.0
180,927	6.000%,02/01/2038	207,533	0.0
102,075	6.000%,02/01/2038	116,748	0.0
31,069	6.000%,02/01/2038	35,488	0.0
1,706	6.000%,03/01/2038	1,958	0.0
25,399	6.000%,03/01/2038	29,084	0.0
4,194	6.000%,03/01/2038	4,621	0.0
105,169	6.000%,05/01/2038	120,421	0.0
4,725	6.000%,05/01/2038	5,423	0.0
15,635	6.000%,06/01/2038	17,938	0.0
2,835	6.000%,06/01/2038	3,136	0.0
136,735	6.000%,07/01/2038	156,557	0.0
60,087	6.000%,07/01/2038	68,787	0.0
1,767	6.000%,08/01/2038	1,985	0.0
3,573	6.000%,09/01/2038	3,947	0.0
8,921	6.000%,09/01/2038	10,240	0.0
15,729	6.000%,09/01/2038	17,412	0.0
32,623	6.000%,09/01/2038	37,447	0.0
2,490	6.000%,10/01/2038	2,846	0.0
74,767	6.000%,10/01/2038	82,291	0.0
47,244	6.000%,10/01/2038	54,002	0.0
2,601	6.000%,10/01/2038	2,973	0.0
20,235	6.000%,10/01/2038	23,226	0.0
16,279	6.000%,10/01/2038	18,646	0.0
24,874	6.000%,10/01/2038	27,455	0.0
127,013	6.000%,11/01/2038	142,176	0.0
977	6.000%,11/01/2038	1,117	0.0
1,219	6.000%,11/01/2038	1,341	0.0
23,962	6.000%,12/01/2038	26,687	0.0
3,408	6.000%,12/01/2038	3,898	0.0
92,833	6.000%,12/01/2038	106,413	0.0
25,939	6.000%,10/01/2039	29,665	0.0
1,935	6.000%,10/01/2039	2,221	0.0
557,143	6.000%,02/01/2040	638,162	0.0
24,508	6.000%,04/01/2040	28,104	0.0
145,971	6.000%,09/01/2040	163,315	0.0
246,146	6.000%,10/01/2040	282,299	0.0
373,772	6.000%,05/01/2041	428,962	0.0
6,476	6.500%,04/01/2027	7,193	0.0
1,117	6.500%,02/01/2028	1,240	0.0
28	6.500%,06/01/2029	31	0.0
7,597	6.500%,01/01/2032	8,440	0.0
10,316	6.500%,04/01/2032	11,629	0.0
4,132	6.500%,09/01/2032	4,587	0.0
13,716	6.500%,10/01/2032	15,232	0.0
16,394	6.500%,10/01/2032	18,213	0.0
6,774	6.500%,03/01/2038	7,959	0.0
1,109	7.000%,08/01/2025	1,177	0.0
1,170	7.000%,02/01/2026	1,171	0.0
2,234	7.000%,03/01/2026	2,252	0.0
11,273	7.000%,03/01/2026	11,562	0.0
6,991	7.000%,03/01/2026	7,476	0.0
691	7.000%,12/01/2027	701	0.0
340,191	7.000%,03/01/2038	420,734	0.0
645,824	7.000%,04/01/2038	796,686	0.0
12,514	7.500%,09/01/2031	14,651	0.0
		403,617,735	11.4

Total U.S. Government Agency Obligations
(Cost $653,499,820)		670,942,912	19.0

U.S. TREASURY OBLIGATIONS: 2.6%
	Treasury Inflation Indexed Protected Securities: 1.4%
48,521,750	0.250%,07/15/2029	49,010,358	1.4

	U.S. Treasury Bonds: 0.1%
2,351,000	2.250%,08/15/2049	2,278,675	0.1

	U.S. Treasury Notes: 1.1%
10,375,700	1.625%,12/31/2021	10,386,170	0.3
8,606,000	1.625%,12/15/2022	8,610,087	0.2
12,769,900	1.750%,12/31/2024	12,798,869	0.4

See Accompanying Notes to Financial Statements

25

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

7,734,000 (2)	1.750%,11/15/2029	7,612,248	0.2
		39,407,374	1.1

Total U.S. Treasury Obligations
(Cost $90,794,931)		90,696,407	2.6

ASSET-BACKED SECURITIES: 8.5%
	Automobile Asset-Backed Securities: 0.2%
1,800,000	Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	1,849,584	0.1
1,750,000 (1)	OSCAR US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/2024	1,767,773	0.0
700,000	Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	702,902	0.0
1,900,000	Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	1,893,467	0.1
1,250,000 (1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	1,283,585	0.0
		7,497,311	0.2

	Home Equity Asset-Backed Securities: 0.3%
1,401,591 (1),(3)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	1,340,587	0.0
1,107,868	Home Equity Asset Trust 2005-2 M5, 2.887%, (US0001M + 1.095%), 07/25/2035	1,118,509	0.0
2,400,000	Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 2.707%, (US0001M + 0.915%), 03/25/2035	2,415,471	0.1
532,777	New Century Home Equity Loan Trust 2005-2 M3, 2.527%, (US0001M + 0.735%), 06/25/2035	532,957	0.0
54,127	Renaissance Home Equity Loan Trust 2003-2 A, 2.672%, (US0001M + 0.880%), 08/25/2033	54,170	0.0
2,280,876 (3)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	2,396,999	0.1
58,318	Securitized Asset Backed Receivables LLC Trust 2006-WM4 A2A, 1.872%, (US0001M + 0.080%), 11/25/2036	22,024	0.0
3,272,961	WaMu Asset-Backed Certificates WaMu Series 2007-HE4 2A3 Trust, 1.962%, (US0001M + 0.170%), 07/25/2047	2,258,953	0.1
		10,139,670	0.3

	Other Asset-Backed Securities: 7.3%
1,500,045 (1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	1,519,288	0.0
1,740,948 (1),(3)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	1,764,200	0.1
9,000,000 (1)	Allegany Park CLO Ltd. 2019-1A A, 3.238%, (US0003M + 1.330%), 01/20/2033	9,000,000	0.3
4,090,000 (1)	ALM VIII Ltd. 2013-8A A1R, 3.491%, (US0003M + 1.490%), 10/15/2028	4,091,865	0.1
2,484,131 (1),(3),(4),(8)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	–	–
9,500,000 (1)	Apidos CLO XXXII 2019-32A A1, 3.228%, (US0003M + 1.320%), 01/20/2033	9,500,000	0.3
8,000,000 (1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.231%, (US0003M + 1.230%), 01/15/2030	7,832,776	0.2
3,470,000 (1)	Babson CLO Ltd. 2017-1A A2, 3.353%, (US0003M + 1.350%), 07/18/2029	3,429,571	0.1
4,393,000 (1)	Babson CLO Ltd. 2018-3A A2, 3.266%, (US0003M + 1.300%), 07/20/2029	4,315,007	0.1
1,600,000 (1)	Bain Capital Credit CLO 2017-1A A2, 3.316%, (US0003M + 1.350%), 07/20/2030	1,589,272	0.0
1,153,823 (3)	Bear Stearns Asset Backed Securities Trust 2006-SD4 1A1, 4.759%, 10/25/2036	1,172,943	0.0
3,200,000 (1)	Beechwood Park CLO Ltd. 2019-1A A1, 3.233%, (US0003M + 1.330%), 01/17/2033	3,199,997	0.1
9,020,000 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 3.251%, (US0003M + 1.250%), 07/15/2029	9,019,684	0.3
5,000,000 (1)	Benefit Street Partners CLO XIX Ltd. 2019-19A A, 3.258%, (US0003M + 1.350%), 01/15/2033	5,000,000	0.1
5,070,000 (1)	BlueMountain CLO 2015-1A BR, 4.501%, (US0003M + 2.500%), 04/13/2027	5,074,274	0.1

See Accompanying Notes to Financial Statements

26

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

4,000,000 (1)	Carbone CLO Ltd. 2017-1A A1, 3.106%, (US0003M + 1.140%), 01/20/2031	3,989,628	0.1
2,400,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 3.132%, (US0003M + 1.130%), 04/17/2031	2,374,747	0.1
57,053	Chase Funding Trust Series 2002-4 2A1, 2.532%, (US0001M + 0.740%), 10/25/2032	57,238	0.0
106,708	Chase Funding Trust Series 2003-5 2A2, 2.392%, (US0001M + 0.600%), 07/25/2033	104,874	0.0
3,750,000 (1)	CIFC Funding 2013-2A A1LR, 3.213%, (US0003M + 1.210%), 10/18/2030	3,749,996	0.1
3,000,000 (1)	CIFC Funding 2017-2A C, 4.316%, (US0003M + 2.350%), 04/20/2030	2,965,467	0.1
4,000,000 (1)	CIFC Funding 2019-6A A1 Ltd., 3.238%, (US0003M + 1.330%), 01/16/2033	3,999,960	0.1
2,766,000 (1)	Cole Park CLO Ltd. 2015-1A CR, 3.966%, (US0003M + 2.000%), 10/20/2028	2,757,923	0.1
128,803	Countrywide Asset-Backed Certificates 2006-26 2A3, 1.962%, (US0001M + 0.170%), 06/25/2037	128,983	0.0
6,381,542	Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 1.942%, (US0001M + 0.150%), 10/25/2036	5,701,176	0.2
945,250 (1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	981,215	0.0
497,500 (1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	510,850	0.0
12,160,000 (1)	Dewolf Park Clo Ltd. 2017-1A A, 3.211%, (US0003M + 1.210%), 10/15/2030	12,159,939	0.3
1,389,500 (1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	1,438,355	0.0
1,200,000 (1)	Dryden 55 CLO Ltd. 2018-55A A1, 3.021%, (US0003M + 1.020%), 04/15/2031	1,193,706	0.0
8,610,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 3.351%, (US0003M + 1.350%), 04/15/2028	8,538,658	0.2
7,460,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.110%, (US0003M + 1.200%), 08/15/2030	7,460,075	0.2
3,662,325 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	3,802,150	0.1
4,250,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.156%, (US0003M + 1.220%), 07/24/2030	4,243,349	0.1
2,100,000 (1)	Gilbert Park CLO Ltd. 2017-1A A, 3.191%, (US0003M + 1.190%), 10/15/2030	2,096,558	0.1
124,025	GSAMP Trust 2007-FM1 A2A, 1.862%, (US0001M + 0.070%), 12/25/2036	71,732	0.0
2,369,665 (1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	2,445,952	0.1
2,000,000 (1)	Jay Park CLO Ltd. 2016-1A BR, 3.966%, (US0003M + 2.000%), 10/20/2027	1,951,408	0.1
1,600,000 (1)	Jersey Mike's Funding 2019-1A A2, 4.433%, 02/15/2050	1,603,573	0.0
4,300,000 (1),(7)	KKR CLO 21 A Ltd., 3.001%, (US0003M + 1.000%), 04/15/2031	4,225,180	0.1
10,000,000 (1)	LCM 26A A2 Ltd., 3.216%, (US0003M + 1.250%), 01/20/2031	9,832,300	0.3
1,308,000 (1)	LCM XIV L.P. 14A AR, 3.006%, (US0003M + 1.040%), 07/20/2031	1,293,073	0.0
6,690,000 (1)	LCM XXIII Ltd. 23A A1, 3.366%, (US0003M + 1.400%), 10/20/2029	6,690,027	0.2
58,753	Long Beach Mortgage Loan Trust 2004-4 1A1, 2.352%, (US0001M + 0.560%), 10/25/2034	56,941	0.0
2,120,000 (1)	Madison Park Funding XV Ltd. 2014-15A B1R, 4.136%, (US0003M + 2.200%), 01/27/2026	2,120,174	0.1
1,500,000 (1)	Marlette Funding Trust 2018-1A C, 3.690%, 03/15/2028	1,509,787	0.0
1,750,000 (1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	1,773,680	0.1
2,574,828 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	2,645,744	0.1
1,500,000 (1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	1,530,692	0.0
3,118,403 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	3,177,336	0.1

See Accompanying Notes to Financial Statements

27

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

2,000,000 (1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 4.590%, (US0003M + 2.450%), 10/16/2032	2,001,046	0.1
4,510,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.286%, (US0003M + 1.320%), 03/17/2030	4,520,932	0.1
3,000,000 (1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.351%, (US0003M + 1.350%), 07/15/2029	2,968,431	0.1
2,250,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.376%, (US0003M + 1.375%), 07/15/2029	2,213,152	0.1
4,000,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.316%, (US0003M + 1.350%), 07/19/2030	3,933,044	0.1
8,000,000 (1)	OHA Loan Funding 2015-1A A1R2 Ltd., 3.191%, (US0003M + 1.340%), 11/15/2032	7,999,992	0.2
1,375,000 (1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.236%, (US0003M + 1.270%), 07/20/2030	1,375,410	0.0
4,070,000 (1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.316%, (US0003M + 1.350%), 07/20/2030	4,069,972	0.1
3,000,000 (1)	Palmer Square CLO 2018-1A A1 Ltd., 3.033%, (US0003M + 1.030%), 04/18/2031	2,986,707	0.1
5,700,000 (1)	Palmer Square Loan Funding 2017-1A C Ltd., 4.801%, (US0003M + 2.800%), 10/15/2025	5,702,827	0.2
2,000,000 (1)	Palmer Square Loan Funding 2018-1A C Ltd., 3.851%, (US0003M + 1.850%), 04/15/2026	1,939,028	0.1
900,000 (1),(7)	Palmer Square Loan Funding 2018-2A C Ltd., 3.951%, (US0003M + 1.950%), 07/15/2026	873,741	0.0
1,748,759	Park Place Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2005-WHQ1 M4, 2.872%, (US0001M + 1.080%), 03/25/2035	1,753,904	0.1
1,074,634 (3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.789%, 01/25/2036	1,076,337	0.0
225,504	Small Business Administration Participation Certificates 2007-20L 1, 5.290%, 12/01/2027	238,471	0.0
4,375,000 (1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	4,453,306	0.1
1,500,000 (1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	1,535,720	0.0
3,200,000 (1)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	3,299,984	0.1
1,000,000 (1)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	1,027,312	0.0
2,060,000 (1)	Sound Point CLO XXV Ltd. 2019-4A A1A, 3.308%, (US0003M + 1.400%), 01/15/2033	2,060,000	0.1
1,936,556 (1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	2,083,921	0.1
1,782,000 (1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,919,739	0.1
5,500,000 (1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	5,482,302	0.2
2,400,000 (1)	THL Credit Wind River 2013-2A AR CLO Ltd., 3.233%, (US0003M + 1.230%), 10/18/2030	2,391,082	0.1
9,500,000 (1)	THL Credit Wind River 2016-2A A1R CLO Ltd., 3.099%, (US0003M + 1.190%), 11/01/2031	9,490,662	0.3
1,500,000 (1),(3)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	1,530,419	0.0
1,666,000 (1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,685,492	0.1
		256,304,256	7.3

	Student Loan Asset-Backed Securities: 0.7%
1,250,000 (1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	1,255,712	0.0
1,800,000 (1)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	1,840,248	0.1
1,057,207 (1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	1,063,994	0.0
1,492,549 (1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	1,504,340	0.0
363,714 (1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	367,452	0.0
750,000 (1)	Navient Private Education Loan Trust 2014-AA A3, 3.340%, (US0001M + 1.600%), 10/15/2031	765,492	0.0

See Accompanying Notes to Financial Statements

28

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

2,000,000 (1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	2,037,548	0.1
1,550,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,469,975	0.0
1,500,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,501,525	0.0
146,914 (1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	147,004	0.0
2,500,000 (1),(3)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,549,647	0.1
2,100,000 (1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	2,139,791	0.1
2,200,000 (1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	2,232,297	0.1
5,000,000 (1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	5,101,185	0.2
1,000,000 (1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,041,951	0.0
		25,018,161	0.7

Total Asset-Backed Securities
(Cost $297,160,982)		298,959,398	8.5

COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.9%
12,747,569 (3),(4)	BANK 2019-BNK16 XA, 0.967%, 02/15/2052	893,276	0.0
3,120,000	BANK 2019-BNK17 A4, 3.714%, 04/15/2052	3,392,642	0.1
1,870,000	BANK 2019-BNK18 A4, 3.584%, 05/15/2062	2,016,624	0.1
2,600,000 (1)	BANK 2019-BNK18 D, 3.000%, 05/15/2062	2,362,717	0.1
3,360,000 (3)	Bank 2019-BNK19 C, 4.035%, 08/15/2061	3,528,187	0.1
51,245,858 (3),(4)	Bank 2019-BNK19 XA, 0.965%, 08/15/2061	3,922,553	0.1
22,800,000 (1),(3),(4)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	755,772	0.0
3,940,000	Benchmark 2019-B11 A5 Mortgage Trust, 3.542%, 05/15/2052	4,237,677	0.1
27,834,515 (3),(4)	Benchmark 2019-B12 XA Mortgage Trust, 1.069%, 08/15/2052	2,080,349	0.1
4,530,000	Benchmark 2019-B13 A4 Mortgage Trust, 2.952%, 08/15/2057	4,649,567	0.1
19,692,628 (3),(4)	Benchmark 2019-B9 XA Mortgage Trust, 1.047%, 03/15/2052	1,555,192	0.1
3,690,000 (1)	BHP Trust 2019-BXHP D, 3.511%, (US0001M + 1.771%), 08/15/2036	3,674,130	0.1
3,700,000 (1)	BHP Trust 2019-BXHP E, 4.307%, (US0001M + 2.568%), 08/15/2036	3,689,690	0.1
4,282,975	BMD2 RE-REMIC TR 2019 3.6, 3.665%, 09/25/2022	4,118,015	0.1
11,970,000 (1)	BX Commercial Mortgage Trust 2019-XL G, 4.040%, (US0001M + 2.300%), 10/15/2036	12,002,032	0.3
11,970,000 (1)	BX Commercial Mortgage Trust 2019-XL J, 4.390%, (US0001M + 2.650%), 10/15/2036	12,015,294	0.3
2,520,000 (1)	BX Trust 2019-MMP E, 3.640%, (US0001M + 1.900%), 08/15/2036	2,524,807	0.1
4,560,000 (1)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	4,428,371	0.1
1,920,000 (1)	CAMB Commercial Mortgage Trust 2019-LIFE F, 4.290%, (US0001M + 2.550%), 12/15/2037	1,934,310	0.1
3,450,000	Cantor Commercial Real Estate Lending 2019-CF2 A5, 2.874%, 11/15/2052	3,509,534	0.1
20,078,723 (3),(4)	CD 2016-CD1 Mortgage Trust XA, 1.409%, 08/10/2049	1,429,015	0.0
3,951,241 (1),(3)	CFCRE Commercial Mortgage Trust 2011-C1 E, 6.089%, 04/15/2044	3,690,405	0.1
4,120,000 (1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	3,638,231	0.1
35,579,994 (3),(4)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.917%, 09/15/2050	2,020,332	0.1
58,782,956 (3),(4)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.600%, 06/10/2051	2,805,869	0.1
2,101,000 (1),(3)	Citigroup COmmercial Mortgage Trust 2018-C6 D, 5.067%, 11/10/2051	2,205,360	0.1
1,090,000 (3)	Commercial Mortgage Pass Through Certificates 2016-CR28 D, 3.896%, 02/10/2049	1,103,883	0.0
17,048,407 (3),(4)	COMM 2012-CR1 XA, 1.856%, 05/15/2045	629,579	0.0
14,184,903 (3),(4)	COMM 2012-CR2 XA, 1.635%, 08/15/2045	469,068	0.0
25,143,102 (3),(4)	COMM 2012-CR3 XA, 1.859%, 10/15/2045	1,000,233	0.0

See Accompanying Notes to Financial Statements

29

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

65,166,000 (1),(3),(4)	COMM 2012-CR4 XB, 0.615%, 10/15/2045	1,098,712	0.0
20,570,105 (3),(4)	COMM 2012-CR5 XA, 1.528%, 12/10/2045	763,416	0.0
28,010,942 (1),(3),(4)	COMM 2012-LC4 XA, 2.103%, 12/10/2044	942,806	0.0
1,640,000 (3)	COMM 2015-CCRE26 D Mortgage Trust, 3.484%, 10/10/2048	1,550,854	0.0
910,000 (3)	COMM 2016-COR1 C, 4.383%, 10/10/2049	944,078	0.0
81,710,924 (3),(4)	COMM 2016-CR28 XA, 0.687%, 02/10/2049	2,560,984	0.1
5,920,000	COMM 2018-COR3 A3 Mortgage Trust, 4.228%, 05/10/2051	6,608,537	0.2
5,080,000 (3)	CSAIL 2018-CX11 A5 Commercial Mortgage Trust, 4.033%, 04/15/2051	5,577,375	0.2
3,943,000	CSAIL 2019-C15 A4 Commercial Mortgage Trust, 4.053%, 03/15/2052	4,345,314	0.1
3,247,076 (1),(3)	DBUBS 2011-LC2 E Mortgage Trust, 5.530%, 07/10/2044	3,290,337	0.1
25,126,559 (3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.397%, 02/25/2020	56,489	0.0
20,760,000 (3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.278%, 08/25/2020	577,271	0.0
36,470,000 (3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.872%, 05/25/2040	1,535,146	0.0
44,282,292 (3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K023 X1, 1.241%, 08/25/2022	1,237,708	0.0
22,000,000 (3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K028 X3, 1.662%, 06/25/2041	1,093,121	0.0
27,650,000 (3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.594%, 05/25/2041	1,384,947	0.0
10,700,000 (3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/2041	652,042	0.0
544,570,937 (1),(4)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	810,267	0.0
2,920,000 (1)	GS Mortgage Securities Corp. II 2018-RIVR E, 3.290%, (US0001M + 1.550%), 07/15/2035	2,907,488	0.1
7,600,000 (1),(3)	GS Mortgage Securities Trust 2010-C2 D, 5.180%, 12/10/2043	7,774,209	0.2
4,400,000 (1),(3)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	4,349,820	0.1
2,740,000 (1),(3)	GS Mortgage Securities Trust 2010-C2 G, 4.548%, 12/10/2043	2,684,521	0.1
28,000,079 (3),(4)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.161%, 05/10/2045	782,829	0.0
3,070,000 (1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	2,672,890	0.1
30,541,309 (3),(4)	GS Mortgage Securities Trust 2013-GC16 XA, 1.035%, 11/10/2046	1,044,311	0.0
46,551,199 (3),(4)	GS Mortgage Securities Trust 2014-GC22 XA, 0.986%, 06/10/2047	1,364,011	0.0
6,930,000 (1),(3)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	6,910,696	0.2
5,310,000 (1),(3)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	5,178,896	0.2
2,405,000 (1)	GS Mortgage Securities Corp. Trust 2018-LUAU E, 4.290%, (US0001M + 2.550%), 11/15/2032	2,417,696	0.1
105,887,491 (3),(4)	GS Mortgage Securities Trust 2019-GC42 XA, 0.814%, 09/01/2052	6,813,532	0.2
6,190,000 (1),(3)	Jackson Park Trust 2019-LIC F, 3.242%, 10/14/2039	5,344,189	0.2
5,610,000 (1),(3)	JPMCC Re-REMIC Trust 2015-FRR2 AK36, 2.205%, 12/27/2046	5,342,463	0.2
29,356,589 (3),(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.478%, 06/15/2045	649,136	0.0
46,089,976 (3),(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.734%, 12/15/2049	1,488,955	0.0

See Accompanying Notes to Financial Statements

30

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

3,720,000 (1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.892%, 01/15/2047	3,886,929	0.1
1,560,000 (1),(3)	JPMBB Commercial Mortgage Securities Trust 2014-C26 D, 3.866%, 01/15/2048	1,519,601	0.0
2,351,278 (3),(4)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.059%, 10/15/2048	85,753	0.0
6,560,000	JPMCC Commercial Mortgage Securities Trust 2019-COR4 A5, 4.029%, 03/10/2052	7,270,835	0.2
1,000,000 (1)	KNDL 2019-KNSQ F Mortgage Trust, 3.740%, (US0001M + 2.000%), 05/15/2036	1,000,686	0.0
929,718 (3)	LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	930,103	0.0
1,892,007 (1),(3),(4)	LB-UBS Commercial Mortgage Trust 2006-C7 XCL, 0.713%, 11/15/2038	7,383	0.0
9,884,923 (1),(3),(4)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.713%, 11/15/2038	38,571	0.0
2,196,000 (1),(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.910%, 04/15/2047	2,304,332	0.1
1,000,000 (1),(3)	Morgan Stanley Capital I Trust 2005-T19 G, 5.714%, 06/12/2047	1,006,712	0.0
2,375,000 (1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	2,434,436	0.1
3,890,000 (1),(3)	Morgan Stanley Capital I Trust 2016-BNK2 E, 3.906%, 11/15/2049	3,269,603	0.1
3,943,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	4,191,006	0.1
1,900,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	1,711,967	0.1
2,920,000 (1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	2,763,886	0.1
5,470,000 (1)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	5,089,619	0.2
2,440,000 (1)	One Bryant Park Trust 2019-OBP A, 2.516%, 09/13/2049	2,381,314	0.1
3,933,000 (1)	Shelter Growth CRE 2018-FL1 D Issuer Ltd., 4.740%, (US0001M + 3.000%), 01/15/2035	3,941,441	0.1
2,820,000	UBS Commercial Mortgage Trust 2019-C17 A4, 2.921%, 09/15/2052	2,872,609	0.1
30,289,190 (3),(4)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.083%, 12/15/2047	1,185,107	0.0
4,580,000	Wells Fargo Commercial Mortgage Trust 2018-C44 A5, 4.212%, 05/15/2051	5,107,853	0.2
1,630,000 (1),(3)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.671%, 11/15/2044	1,671,818	0.1
19,914,283 (1),(3),(4)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.811%, 08/15/2045	718,945	0.0
9,020,000 (1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.261%, 03/15/2045	8,710,865	0.3
6,583,000 (1)	WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/2048	6,049,560	0.2
46,734,928 (1),(3),(4)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.221%, 03/15/2048	1,410,839	0.0
8,510,000 (3)	WFRBS Commercial Mortgage Trust 2014-LC14 C, 4.344%, 03/15/2047	8,762,530	0.3
9,412,500	Wells Fargo Commercial Mortgage Trust 2019-C54 A4, 3.146%, 12/15/2052	9,785,131	0.3

Total Commercial Mortgage-Backed Securities
(Cost $276,424,003)		279,147,194	7.9

SOVEREIGN BONDS: 0.1%
5,365,000	Ukraine Government AID Bonds, 1.847%, 05/29/2020	5,386,459	0.1

Total Sovereign Bonds
(Cost $5,365,000)		5,386,459	0.1

CONVERTIBLE BONDS/NOTES: 0.1%
	Financial: 0.1%
2,440,000	Santander UK PLC, 3.400%, 06/01/2021	2,491,388	0.1

Total Convertible Bonds/Notes
(Cost $2,425,506)		2,491,388	0.1

See Accompanying Notes to Financial Statements

31

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 18.5%
	Affiliated Investment Companies: 18.5%
8,956,637	Voya Emerging Markets Corporate Debt Fund - Class P	90,999,434	2.6
13,538,668	Voya Emerging Markets Hard Currency Debt Fund - Class P	133,085,105	3.8
8,007,755	Voya Emerging Markets Local Currency Debt Fund - Class P	59,657,773	1.7
2,712,566	Voya Floating Rate Fund - Class P	25,742,250	0.7
8,461,047	Voya High Yield Bond Fund - Class P	68,111,429	1.9
14,310,065	Voya Investment Grade Credit Fund - Class P	159,271,027	4.5
11,441,448	Voya Securitized Credit Fund - Class P	117,961,329	3.3

Total Mutual Funds
(Cost $653,882,057)		654,828,347	18.5

Total Long-Term Investments
(Cost $3,441,846,451)		3,523,566,487	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Commercial Paper: 0.5%
950,000 (9)	Banco Santander S.A., 2.110%, 01/10/2020	949,581	0.0
3,000,000	Crown Point, 1.830%, 01/03/2020	2,999,550	0.2
875,000 (9)	DBS Bank Ltd., 1.820%, 02/18/2020	872,870	0.0
10,000,000	Exelon Corp., 1.800%, 01/02/2020	9,999,011	0.3
550,000 (9)	Matchpoint Finance PLC, 1.850%, 02/03/2020	549,068	0.0

Total Commercial Paper
(Cost $15,370,708)		15,370,080	0.5

	Floating Rate Notes: 0.4%
950,000 (9)	Australia & New Zealand Banking Group Ltd., 1.900%, 03/11/2020	950,214	0.0
850,000 (9)	Bank of Montreal, 1.960%, 02/26/2020	850,185	0.0
900,000 (9)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.0
750,000 (9)	Bedford Row Funding, 1.920%, 03/13/2020	750,066	0.0
425,000 (9)	BNP Paribas, 1.950%, 05/14/2020	425,032	0.0
600,000 (9)	Canadian Imperial Bank of Commerce, 1.990%, 04/10/2020	600,611	0.0
850,000 (9)	Citibank N.A., 1.960%, 05/01/2020	850,559	0.0
990,000 (9)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	989,998	0.1
625,000 (9)	Crédit Industriel et Commercial, 1.990%, 04/24/2020	625,048	0.0
750,000 (9)	Credit Suisse Group AG, 1.890%, 04/17/2020	750,336	0.0
975,000 (9)	HSBC Bank PLC, 1.970%, 06/03/2020	974,997	0.1
775,000 (9)	Mitsubishi UFJ Financial Group, Inc., 1.970%, 03/18/2020	775,148	0.0
275,000 (9)	National Australia Bank Ltd., 1.890%, 02/10/2020	275,006	0.0
825,000 (9)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	825,027	0.0
950,000 (9)	Sumitomo Mitsui Trust Holdings, Inc., 1.750%, 03/11/2020	950,278	0.1
400,000 (9)	The Norinchukin Bank, 2.000%, 02/28/2020	400,108	0.0
325,000 (9)	The Sumitomo Mitsui Financial Group, 1.930%, 06/05/2020	324,929	0.0
625,000 (9)	The Sumitomo Mitsui Financial Group, 1.990%, 01/31/2020	625,052	0.0
875,000 (9)	Toronto-Dominion Bank, 1.850%, 02/13/2020	875,025	0.0
950,000 (9)	Toyota Motor Corp., 1.900%, 03/02/2020	950,240	0.1
525,000 (9)	Westpac Banking Corp, 1.830%, 02/10/2020	525,042	0.0
400,000 (9)	Westpac Banking Corp, 1.970%, 06/03/2020	400,015	0.0

Total Floating Rate Notes
(Cost $15,592,849)		15,592,849	0.4

	Repurchase Agreements: 0.9%
12,988,881 (9)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $12,990,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $13,248,659, due 01/25/20-10/15/60)	12,988,881	0.4

See Accompanying Notes to Financial Statements

32

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (continued)

2,360,001 (9)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $2,360,208, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $2,407,415, due 01/15/20-11/15/48)	2,360,001	0.0
12,988,881 (9)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $12,989,998, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $13,248,659, due 06/30/21-12/01/49)	12,988,881	0.4
4,170,292 (9)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $4,170,692, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $4,253,812, due 04/15/21-02/15/47)	4,170,292	0.1

Total Repurchase Agreements
(Cost $32,508,055)		32,508,055	0.9

	Certificates of Deposit: 0.1%
825,000 (9)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/20/2020	825,263	0.0
625,000 (9)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.830%, 02/13/2020	624,949	0.0
300,000 (9)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.850%, 02/27/2020	299,958	0.0
850,000 (9)	Landesbank Baden-Wurttemberg, 2.180%, 01/09/2020	850,107	0.1
475,000 (9)	The Norinchukin Bank, 1.870%, 03/05/2020	475,017	0.0

Total Certificates of Deposit
(Cost $3,075,294)		3,075,294	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
1,520,000 (9),(10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%	1,520,000	0.0
5,118,000 (10)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	5,118,000	0.2
688,000 (9),(10)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	688,000	0.0
Total Mutual Funds
(Cost $7,326,000)		7,326,000	0.2

Total Short-Term Investments
(Cost $73,872,906)		73,872,278	2.1

Total Investments in Securities (Cost $3,515,719,357)		$3,597,438,765	101.8
Liabilities in Excess of Other Assets		(62,359,585)	(1.8)
Net Assets		$3,535,079,180	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2019.
(4)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(5)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2019.
(6)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(7)	Settlement is on a when-issued or delayed-delivery basis.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(9)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(10)	Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:

12MTA	12-month Treasury Average
COF 11	11th District Costs of Funds
H15T1Y	U.S. Treasury 1-Year Constant Maturity
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

33

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Auditor Change.

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(4)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Intermediate Bond Portfolio

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 9, 2020

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 9, 2020